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                                                        hours per response: 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05685
                                    ---------------------------------------

                          Williamsburg Investment Trust
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              135 Merchant Street Cincinnati, Ohio       45246
     ----------------------------------------------------------------------
            (Address of principal executive offices)   (Zip code)

                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400
                                                    -----------------------

Date of fiscal year end:     March 31, 2003
                          --------------------

Date of reporting period:    March 31, 2003
                          --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                 ANNUAL REPORT

                                 MARCH 31, 2003


                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                             MAY 15, 2003
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2003.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2003, the Jamestown Balanced Fund had a negative return of -10.06%. This return compares favorably with the return for the Lipper Balanced Fund Index of -12.85%. The Lehman Intermediate Bond Index had a return of 11.72% for the past twelve months as interest rates continued to decline. The S&P 500 fell 24.76% during the past fiscal year, with the technology and utility sectors leading the way on the downside. The economic recovery has proven moderate to date and investors have struggled with corporate fraud, accounting irregularities, the threat of terrorism, and the war in Iraq. Against this backdrop, investors sought safer havens, selling stocks in favor of bonds and cash. More recently, however, corporate profits have begun to recover and the equity market is beginning to discount the improving environment. The Federal Reserve continues to add significant liquidity to the economic system and there is the prospect of further fiscal stimulus.

Relative to the Lipper Balanced Index, the Jamestown Balanced Fund benefited from good stock and bond selection over the past year. The Fund's bias toward high quality securities helped the Fund avoid the poor performing corporate bonds that were hurt by the corporate and accounting scandals. In the equity portion of the Fund, good stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

At the end of March 2003, the Jamestown Balanced Fund had 1.9% in cash, 41.5% in fixed income, and 56.6% in equities. In the equity portion of the Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. The fixed income portion of the Fund has a duration about 10% below the Lehman Intermediate Government Corporate Index. The Fund is overweighted in corporates, mortgages, and agencies at the expense of Treasury securities.

The Jamestown Balanced Fund returned -8.73% on an annualized basis for the three years ending March 31, 2003, compared to -5.52% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 6.80% versus 6.84% for the comparable Lipper Balanced Index.

The total assets of your fund were over $65 million as of March 31, 2003.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2003, the Jamestown Equity Fund declined in value -21.15%. The Large Cap Core Index fell -23.73%, while the S&P 500 dropped -24.76%. For the past fiscal year, the Technology, Communication Services, and Utility sectors were the dominant culprits on the downside. Valuations on equities have been compressed dramatically during the past three years and appear reasonable in a period of low interest rates and inflation. Even in a slowly recovering economy where revenue growth will be modest, companies are delivering improved earnings growth. Pervasive cost cutting has made companies more efficient and productivity is substantially higher. There will still be headwinds as there is excess capacity across many industries and little pricing power.

The Jamestown Equity Fund outperformed the S&P 500 over the past year due to a modest cash position throughout the year combined with good stock selection relative to the Index. Stock selection in the Healthcare and Technology sectors benefited the Fund on a relative basis. The Fund profited from overweight positions in the stocks of Health Maintenance Organizations (HMOs). The Fund's Technology holdings held up better in a difficult market due to an underweight in Semiconductor and telecommunication equipment companies that were hit particularly hard in the down equity market.

In the Jamestown Equity Fund, we have added positions in more cyclical areas, such as Industrials and Consumer Cyclicals, in a belief that the economy continues to gradually improve. The Consumer Cyclical positions have been focused in the media area where it appears spending that was held back due to the war in Iraq is gradually coming back to the market. While we believe that the economy will continue to gradually improve, we are focused on companies that can grow earnings in a moderate growth environment.

The Jamestown Equity Fund returned -16.93% on an annualized basis for the past three years versus -16.08% for the Lipper Large Cap Core Index. For the ten-year period, the Jamestown Equity Fund returned 6.33% compared to 7.25% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had $38.6 million in assets as of March 31, 2003.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2003, The Jamestown Tax Exempt Virginia Fund had a total return of 8.24% compared to 8.63% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields moved significantly lower and the yield curve is now much steeper. As of March 31, 2003, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.9 years and a SEC yield of 2.86%.

We have positioned the Jamestown Tax Exempt Virginia Fund defensively in anticipation of interest rates rising when the economy recovers. This defensive strategy caused the fund to slightly underperform relative to the Lipper Intermediate Municipal Index. Despite the absolute low yield levels, the combined set of current conditions: an unusually steep yield curve; record-high municipal yields as a percentage of Treasury yields; and painfully low yields on cash, argue for putting some cash to work in municipals.

The Jamestown Tax Exempt Virginia Fund returned 6.72% on an annualized basis for the three years ended March 31, 2003, versus 6.99% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.00%, as compared to the 5.16% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were over $36 million as of March 31, 2003.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2003, the Jamestown International Equity Fund had a return of -29.18% compared to -23.23% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years. In the past year, the Jamestown International Fund was hurt by overweight positions in Telecommunications Services and Consumer Cyclical stocks that faired poorly in the market downturn.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. Since inception in 1996, the Jamestown International Equity Fund fell -3.35% annually, while the EAFE Index declined -3.03%

The Fund had over $21 million in total net assets as of March 31, 2003.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund
                                        Jamestown International Equity Fund


                                        /s/ Beth Ann Gustafson

                                        Beth Ann Gustafson, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                           THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN BALANCED FUND:              STANDARD & POOR'S 500 INDEX:                    CONSUMER PRICE INDEX:
      ----------------------------              ----------------------------                    ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN         BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------         -------          ----         ------       -------
03/31/93                     10,000         03/31/93                      10,000         03/31/93                    10,000
06/30/93       -0.26%         9,974         06/30/93        0.48%         10,048         06/30/93        0.60%       10,060
09/30/93        2.49%        10,222         09/30/93        2.58%         10,307         09/30/93        0.40%       10,100
12/31/93        0.32%        10,255         12/31/93        2.32%         10,546         12/31/93        0.70%       10,171
03/31/94       -1.58%        10,093         03/31/94       -3.79%         10,147         03/31/94        0.50%       10,222
06/30/94        0.91%        10,185         06/30/94        0.42%         10,189         06/30/94        0.60%       10,283
09/30/94        1.64%        10,352         09/30/94        4.88%         10,687         09/30/94        0.90%       10,376
12/31/94       -0.83%        10,266         12/31/94       -0.02%         10,684         12/31/94        0.60%       10,438
03/31/95        8.67%        11,156         03/31/95        9.74%         11,725         03/31/95        0.80%       10,522
06/30/95        7.60%        12,004         06/30/95        9.55%         12,844         06/30/95        0.90%       10,617
09/30/95        5.50%        12,664         09/30/95        7.95%         13,865         09/30/95        0.40%       10,660
12/31/95        4.75%        13,266         12/31/95        6.02%         14,700         12/31/95        0.50%       10,713
03/31/96        3.27%        13,699         03/31/96        5.37%         15,489         03/31/96        0.80%       10,799
06/30/96        3.05%        14,117         06/30/96        4.49%         16,184         06/30/96        1.10%       10,918
09/30/96        2.41%        14,458         09/30/96        3.09%         16,684         09/30/96        0.44%       10,966
12/31/96        6.21%        15,355         12/31/96        8.34%         18,075         12/31/96        0.82%       11,056
03/31/97        0.18%        15,383         03/31/97        2.68%         18,560         03/31/97        0.69%       11,133
06/30/97       11.31%        17,123         06/30/97       17.46%         21,800         06/30/97        0.19%       11,154
09/30/97        4.97%        17,974         09/30/97        7.49%         23,433         09/30/97        0.44%       11,203
12/31/97        2.43%        18,411         12/31/97        2.87%         24,106         12/31/97        0.62%       11,272
03/31/98       10.65%        20,371         03/31/98       13.95%         27,468         03/31/98        0.12%       11,286
06/30/98        0.53%        20,479         06/30/98        3.30%         28,375         06/30/98        0.56%       11,349
09/30/98       -8.80%        18,677         09/30/98       -9.95%         25,553         09/30/98        0.42%       11,397
12/31/98       16.58%        21,774         12/31/98       21.30%         30,995         12/31/98        0.42%       11,445
03/31/99        0.63%        21,911         03/31/99        4.98%         32,539         03/31/99        0.24%       11,472
06/30/99        3.09%        22,588         06/30/99        7.05%         34,833         06/30/99        0.91%       11,577
09/30/99       -2.84%        21,946         09/30/99       -6.24%         32,658         09/30/99        0.54%       11,639
12/31/99       10.59%        24,271         12/31/99       14.88%         37,517         12/31/99        0.78%       11,730
03/31/00        4.63%        25,394         03/31/00        2.29%         38,377         03/31/00        0.95%       11,841
06/30/00        1.38%        25,745         06/30/00       -2.66%         37,356         06/30/00        1.00%       11,960
09/30/00       -2.92%        24,993         09/30/00       -0.97%         36,994         09/30/00        0.76%       12,051
12/31/00       -2.06%        24,478         12/31/01       -7.81%         34,105         12/31/00        0.75%       12,141
03/31/01       -9.38%        22,182         03/31/01      -11.86%         30,060         03/31/01        0.98%       12,260
06/30/01        1.00%        22,404         06/30/01        5.85%         31,819         06/30/01        1.08%       12,392
09/30/01       -9.49%        20,278         09/30/01      -14.68%         27,148         09/30/01       -0.11%       12,379
12/31/01        7.10%        21,718         12/31/01       10.69%         30,049         12/31/01       -0.06%       12,371
03/31/02       -1.15%        21,468         03/31/02        0.27%         30,132         03/31/02        0.23%       12,400
06/30/02       -4.44%        20,515         06/30/02      -13.40%         26,094         06/30/02        1.12%       12,539
09/30/02       -7.39%        18,999         09/30/02      -17.28%         21,585         09/30/02        0.50%       12,601
12/31/02        2.41%        19,456         12/31/02        8.44%         23,407         12/31/02        0.33%       12,643
03/31/03       -0.76%        19,309         03/31/03       -3.15%         22,670         03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                       1 Year        5 Years       10 Years
                      (10.06)%       (1.07)%         6.80%
                      -------------------------------------


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                   For the 10 Year Period Ended March 31, 2003

                               [GRAPHIC OMITTED]

      THE JAMESTOWN EQUITY FUND:                STANDARD & POOR'S 500 INDEX:                  CONSUMER PRICE INDEX:
      --------------------------                ----------------------------                  ---------------------

                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
03/31/93                     10,000         03/31/93                    10,000           03/31/93                    10,000
06/30/93       -1.00%         9,900         06/30/93        0.48%       10,048           06/30/93        0.60%       10,060
09/30/93        1.85%        10,083         09/30/93        2.58%       10,307           09/30/93        0.40%       10,100
12/31/93        0.67%        10,151         12/31/93        2.32%       10,546           12/31/93        0.70%       10,171
03/31/94       -0.82%        10,067         03/31/94       -3.79%       10,147           03/31/94        0.50%       10,222
06/30/94        1.64%        10,232         06/30/94        0.42%       10,189           06/30/94        0.60%       10,283
09/30/94        1.70%        10,405         09/30/94        4.88%       10,687           09/30/94        0.90%       10,376
12/31/94       -1.35%        10,264         12/31/94       -0.02%       10,684           12/31/94        0.60%       10,438
03/31/95       10.17%        11,308         03/31/95        9.74%       11,725           03/31/95        0.80%       10,522
06/30/95        8.46%        12,264         06/30/95        9.55%       12,844           06/30/95        0.90%       10,617
09/30/95        6.80%        13,098         09/30/95        7.95%       13,865           09/30/95        0.40%       10,660
12/31/95        5.22%        13,782         12/31/95        6.02%       14,700           12/31/95        0.50%       10,713
03/31/96        5.03%        14,475         03/31/96        5.37%       15,489           03/31/96        0.80%       10,799
06/30/96        4.05%        15,060         06/30/96        4.49%       16,184           06/30/96        1.10%       10,918
09/30/96        2.74%        15,474         09/30/96        3.09%       16,684           09/30/96        0.44%       10,966
12/31/96        7.83%        16,685         12/31/96        8.34%       18,075           12/31/96        0.82%       11,056
03/31/97        0.00%        16,685         03/31/97        2.68%       18,560           03/31/97        0.69%       11,133
06/30/97       15.33%        19,242         06/30/97       17.46%       21,800           06/30/97        0.19%       11,154
09/30/97        5.99%        20,394         09/30/97        7.49%       23,433           09/30/97        0.44%       11,203
12/31/97        2.70%        20,944         12/31/97        2.87%       24,106           12/31/97        0.62%       11,272
03/31/98       14.51%        23,983         03/31/98       13.95%       27,468           03/31/98        0.12%       11,286
06/30/98       -0.15%        23,947         06/30/98        3.30%       28,375           06/30/98        0.56%       11,349
09/30/98      -14.56%        20,461         09/30/98       -9.95%       25,553           09/30/98        0.42%       11,397
12/31/98       26.90%        25,965         12/31/98       21.30%       30,995           12/31/98        0.42%       11,445
03/31/99        0.06%        25,980         03/31/99        4.98%       32,539           03/31/99        0.24%       11,472
06/30/99        5.45%        27,395         06/30/99        7.05%       34,833           06/30/99        0.91%       11,577
09/30/99       -4.62%        26,129         09/30/99       -6.24%       32,658           09/30/99        0.54%       11,639
12/31/99       15.92%        30,288         12/31/99       14.88%       37,517           12/31/99        0.78%       11,730
03/31/00        6.39%        32,225         03/31/00        2.29%       38,377           03/31/00        0.95%       11,841
06/30/00        1.65%        32,757         06/30/00       -2.66%       37,356           06/30/00        1.00%       11,960
09/30/00       -5.56%        30,937         09/30/00       -0.97%       36,994           09/30/00        0.76%       12,051
12/31/01       -3.78%        29,769         12/31/00       -7.81%       34,105           12/31/00        0.75%       12,141
03/31/01      -15.01%        25,299         03/31/01      -11.86%       30,060           03/31/01        0.98%       12,260
06/30/01        1.35%        25,641         06/30/01        5.85%       31,819           06/30/01        1.08%       12,392
09/30/01      -16.33%        21,454         09/30/01      -14.68%       27,148           09/30/01       -0.11%       12,379
12/31/01       11.31%        23,880         12/31/01       10.69%       30,049           12/31/01       -0.06%       12,371
03/31/02       -1.92%        23,422         03/31/02        0.27%       30,132           03/31/02        0.23%       12,400
06/30/02       -8.48%        21,435         06/30/02      -13.40%       26,094           06/30/02        1.12%       12,539
09/30/02      -14.65%        18,295         09/30/02      -17.28%       21,585           09/30/02        0.50%       12,601
12/31/02        3.25%        18,890         12/31/02        8.44%       23,407           12/31/02        0.33%       12,643
03/31/03       -2.23%        18,468         03/31/03       -3.15%       22,670           03/31/03        0.99%       12,768

            Past performance is not predictive of future performance.

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2003)

                        1 Year      5 Years     10 Years
                       (21.15)%     (5.09)%       6.33%
                      -------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

  LEHMAN MUNICIPAL BOND INDEX:                    THE JAMESTOWN TAX EXEMPT           LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
  ----------------------------                    ------------------------           ----------------------------------------
                                                        VIRGINIA FUND:
                                                        --------------
                QTRLY                                       QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
09/01/93                     10,000         09/01/93                    10,000           09/01/93                    10,000
09/30/93        1.14%        10,114         09/30/93        1.20%       10,120           09/30/93        1.14%       10,114
12/31/93        1.41%        10,256         12/31/93        1.54%       10,275           12/31/93        1.18%       10,234
03/31/94       -5.49%         9,693         03/31/94       -4.35%        9,828           03/31/94       -3.89%        9,836
06/30/94        1.11%         9,801         06/30/94        0.79%        9,906           06/30/94        0.92%        9,927
09/30/94        0.68%         9,868         09/30/94        0.72%        9,978           09/30/94        0.59%        9,985
12/31/94       -1.44%         9,726         12/31/94       -0.80%        9,898           12/31/94       -1.12%        9,873
03/31/95        7.07%        10,414         03/31/95        4.73%       10,366           03/31/95        4.98%       10,365
06/30/95        2.41%        10,665         06/30/95        2.21%       10,596           06/30/95        2.25%       10,597
09/30/95        2.87%        10,971         09/30/95        1.98%       10,806           09/30/95        2.40%       10,852
12/31/95        4.13%        11,424         12/31/95        2.78%       11,106           12/31/95        2.68%       11,143
03/31/96       -1.20%        11,287         03/31/96       -0.59%       11,041           03/31/96       -0.54%       11,082
06/30/96        0.76%        11,372         06/30/96        0.63%       11,110           06/30/96        0.44%       11,131
09/30/96        2.29%        11,633         09/30/96        1.65%       11,293           09/30/96        1.83%       11,336
12/31/96        2.55%        11,929         12/31/96        2.15%       11,536           12/31/96        2.20%       11,586
03/31/97       -0.24%        11,901         03/31/97       -0.10%       11,525           03/31/97       -0.02%       11,583
06/30/97        3.44%        12,310         06/30/97        2.69%       11,835           06/30/97        2.64%       11,889
09/30/97        3.02%        12,682         09/30/97        2.12%       12,086           09/30/97        2.45%       12,181
12/31/97        2.71%        13,026         12/31/97        2.20%       12,352           12/31/97        2.16%       12,443
03/31/98        1.15%        13,175         03/31/98        0.78%       12,448           03/31/98        0.96%       12,562
06/30/98        1.52%        13,376         06/30/98        1.18%       12,594           06/30/98        1.22%       12,715
09/30/98        3.07%        13,786         09/30/98        2.95%       12,966           09/30/98        2.78%       13,068
12/31/98        0.60%        13,869         12/31/98        0.41%       13,019           12/31/98        0.57%       13,142
03/31/99        0.89%        13,993         03/31/99        0.32%       13,060           03/31/99        0.56%       13,216
06/30/99       -1.77%        13,745         06/30/99       -1.54%       12,859           06/30/99       -1.67%       12,994
09/30/99       -0.40%        13,690         09/30/99       -0.06%       12,852           09/30/99        0.06%       13,002
12/31/99       -0.78%        13,583         12/31/99       -0.46%       12,793           12/31/99       -0.31%       12,962
03/31/00        2.92%        13,980         03/31/00        2.14%       13,066           03/31/00        1.76%       13,190
06/30/00        1.51%        14,191         06/30/00        1.11%       13,211           06/30/00        1.21%       13,350
09/30/00        2.42%        14,534         09/30/00        2.02%       13,478           09/30/00        2.09%       13,629
12/31/00        4.37%        15,169         12/31/00        3.44%       13,942           12/31/00        3.35%       14,086
03/31/01        2.23%        15,508         03/31/01        2.12%       14,238           03/31/01        2.26%       14,404
06/30/01        0.66%        15,610         06/30/01        0.47%       14,305           06/30/01        0.74%       14,511
09/30/01        2.80%        16,047         09/30/01        2.29%       14,633           09/30/01        2.59%       14,887
12/31/01       -0.61%        15,949         12/31/01       -0.49%       14,562           12/31/01       -0.84%       14,762
03/31/02        0.94%        16,099         03/31/02        0.77%       14,674           03/31/02        0.72%       14,868
06/30/02        3.66%        16,688         06/30/02        3.14%       15,134           06/30/02        3.54%       15,394
09/30/02        4.75%        17,481         09/30/02        4.15%       15,762           09/30/02        3.87%       15,990
12/31/02       -0.07%        17,469         12/31/02        0.09%       15,775           12/31/02        0.02%       15,993
03/31/03        1.21%        17,680         03/31/03        0.68%       15,883           03/31/03        0.99%       16,151

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                       8.24%     5.00%          4.95%
                      -------------------------------------

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2003

                               [GRAPHIC OMITTED]

 JAMESTOWN INTERNATIONAL EQUITY FUND          EUROPE, AUSTRALIA AND FAR EAST
 -----------------------------------          ------------------------------
                                                    INDEX (EAFE INDEX)
                                                    ------------------

             QUARTERLY                                    QUARTERLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------
04/16/96                     10,000         04/30/96                    10,000
06/30/96       -1.80%         9,820         06/30/96       -1.29%        9,871
09/30/96       -2.86%         9,539         09/30/96       -0.12%        9,859
12/31/96        2.41%         9,769         12/31/96        1.59%       10,016
03/31/97        0.83%         9,850         03/31/97       -1.56%        9,860
06/30/97       15.80%        11,407         06/30/97       12.97%       11,138
09/30/97        4.32%        11,899         09/30/97       -0.71%       11,059
12/31/97       -7.69%        10,984         12/31/97       -7.83%       10,193
03/31/98       16.28%        12,773         03/31/98       14.71%       11,693
06/30/98        4.68%        13,370         06/30/98        1.06%       11,817
09/30/98      -13.79%        11,527         09/30/98      -14.21%       10,138
12/31/98       18.11%        13,615         12/31/98       20.66%       12,232
03/31/99        1.94%        13,879         03/31/99        1.39%       12,402
06/30/99        4.40%        14,490         06/30/99        2.54%       12,717
09/30/99        6.04%        15,366         09/30/99        4.40%       13,277
12/31/99       23.70%        19,008         12/31/99       16.99%       15,532
03/31/00        1.75%        19,341         03/31/00       -0.10%       15,517
06/30/00       -8.58%        17,682         06/30/00       -3.96%       14,902
09/30/00       -8.12%        16,245         09/30/00       -8.06%       13,701
12/31/00       -6.88%        15,128         12/31/00       -2.69%       13,333
03/31/01      -14.72%        12,902         03/31/01      -13.74%       11,501
06/30/01       -3.22%        12,486         06/30/01       -1.05%       11,380
09/30/01      -18.06%        10,231         09/30/01      -14.00%        9,787
12/31/01        7.54%        11,003         12/31/01        6.97%       10,469
03/31/02        1.24%        11,139         03/31/02        0.51%       10,522
06/30/02       -4.45%        10,643         06/30/02       -2.12%       10,299
09/30/02      -21.45%         8,360         09/30/02      -19.74%        8,267
12/31/02        5.04%         8,782         12/31/02        6.45%        8,800
03/31/03      -10.17%         7,889         03/31/03       -8.21%        8,078

Past performance is not predictive of future performance.

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2003)

                      1 Year    5 Years    Since Inception*
                     (29.18)%   (9.19)%         (3.35)%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=================================================================================================================
                                                                                      JAMESTOWN       JAMESTOWN
                                                      JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                       BALANCED         EQUITY         VIRGINIA         EQUITY
                                                         FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................   $ 60,117,137    $ 38,332,253    $ 32,817,828    $ 24,895,833
                                                     ============    ============    ============    ============
      At value (Note 1) ..........................   $ 64,533,492    $ 38,181,631    $ 35,004,859    $ 20,427,846
   Cash ..........................................             --              --              --         739,367
   Cash denominated in
      foreign currency (Note 5) ..................             --              --              --           8,722
   Dividends and interest receivable .............        373,920          18,728         464,771         121,737
   Receivable for securities sold ................        525,894         445,866       1,000,000          66,220
   Receivable for capital shares sold ............            578           9,854              --              --
   Other assets ..................................          7,825          12,599          13,543           6,614
                                                     ------------    ------------    ------------    ------------
      TOTAL ASSETS ...............................     65,441,709      38,668,678      36,483,173      21,370,506
                                                     ------------    ------------    ------------    ------------
LIABILITIES
   Dividends payable .............................         27,873              --          30,900           4,005
   Payable for securities purchased ..............             --              --              --          16,625
   Payable for capital shares redeemed ...........         19,828          23,700          13,129           1,350
   Accrued investment advisory fees (Note 3) .....         36,006          21,273          11,089           8,821
   Accrued administration fees (Note 3) ..........          7,100           4,600           4,500           3,600
   Other accrued expenses ........................         11,576              --              --          27,354
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......             --              --              --             461
                                                     ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ..........................        102,383          49,573          59,618          62,216
                                                     ------------    ------------    ------------    ------------
NET ASSETS .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============

Net assets consist of:
   Paid-in capital ...............................   $ 61,886,377    $ 40,052,740    $ 34,449,229    $ 47,075,420
   Undistributed net investment income (loss) ....       (165,113)          2,044          19,091          11,085
   Accumulated net realized losses from
      security transactions ......................       (798,293)     (1,285,057)       (231,796)    (21,317,117)
   Net unrealized appreciation (depreciation)
      on investments .............................      4,416,355        (150,622)      2,187,031      (4,467,987)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies             --              --              --           6,889
                                                     ------------    ------------    ------------    ------------
Net assets .......................................   $ 65,339,326    $ 38,619,105    $ 36,423,555    $ 21,308,290
                                                     ============    ============    ============    ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................      4,747,354       2,668,914       3,447,831       3,378,986
                                                     ============    ============    ============    ============
Net asset value, offering price and redemption
   price per share(a) ............................   $      13.76    $      14.47    $      10.56    $       6.31
                                                     ============    ============    ============    ============

(a) For The Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
========================================================================================================
                                                                             JAMESTOWN       JAMESTOWN
                                             JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                              BALANCED         EQUITY         VIRGINIA         EQUITY
                                                FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    522,682    $    492,669    $      4,428    $    683,315
   Foreign withholding taxes on dividends             --              --              --         (59,605)
   Interest .............................      1,817,989           8,908       1,599,205             508
                                            ------------    ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      2,340,671         501,577       1,603,633         624,218
                                            ------------    ------------    ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ....        509,382         287,371         146,854         315,531
   Administration fees (Note 3) .........         96,943          61,418          52,138          61,128
   Custodian fees .......................         14,790           8,502           6,993          87,345
   Professional fees ....................         16,369          13,565          11,465          14,569
   Trustees' fees and expenses ..........         12,487          12,487          12,487          12,487
   Registration fees ....................         12,544          12,813           1,716          13,016
   Pricing costs ........................         10,409           1,274           6,222          11,439
   Postage and supplies .................          6,985           6,588           7,495           5,487
   Insurance expense ....................          4,922           4,375           3,281           3,828
   Printing of shareholder reports ......          4,367           5,633           2,334           3,839
   Other expenses .......................         14,471          10,597           6,189           6,351
                                            ------------    ------------    ------------    ------------
      TOTAL EXPENSES ....................        703,669         424,623         257,174         535,020
   Fees waived by the Adviser (Note 3) ..             --              --          (3,851)        (99,587)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....        (24,000)        (33,000)             --              --
                                            ------------    ------------    ------------    ------------
      NET EXPENSES ......................        679,669         391,623         253,323         435,433
                                            ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ...................      1,661,002         109,954       1,350,310         188,785
                                            ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized losses from:
      Security transactions .............       (671,793)     (1,201,020)         (7,053)     (7,146,038)
      Foreign currency transactions .....             --              --              --         (10,037)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................    (10,418,304)    (10,210,917)      1,510,441      (4,190,992)
      Foreign currency translation ......             --              --              --           6,942
                                            ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............    (11,090,097)    (11,411,937)      1,503,388     (11,340,125)
                                            ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........   $ (9,429,095)   $(11,301,983)   $  2,853,698    $(11,151,340)
                                            ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                 JAMESTOWN                           JAMESTOWN
                                                               BALANCED FUND                        EQUITY FUND
                                                      --------------------------------------------------------------------
                                                           YEAR              YEAR              YEAR              YEAR
                                                          ENDED             ENDED             ENDED             ENDED
                                                         MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                           2003              2002              2003              2002
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $    1,661,002    $    2,043,006    $      109,954    $      175,896
   Net realized gains (losses) on:
      Security transactions .......................         (671,793)        1,308,563        (1,201,020)          (64,227)
      Option contracts written ....................               --           249,735                --           176,363
   Net change in unrealized appreciation/
      depreciation on investments .................      (10,418,304)       (7,073,997)      (10,210,917)       (4,796,287)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from operations ........       (9,429,095)       (3,472,693)      (11,301,983)       (4,508,255)
                                                      --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................       (1,721,820)       (2,164,245)         (109,812)         (173,994)
   From net realized gains from
      security transactions .......................               --        (1,420,487)               --                --
                                                      --------------    --------------    --------------    --------------
Decrease in net assets from distributions
   to shareholders ................................       (1,721,820)       (3,584,732)         (109,812)         (173,994)
                                                      --------------    --------------    --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................        4,755,793         4,813,624         3,042,443         4,602,756
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        1,593,060         3,389,464           100,905           159,933
   Payments for shares redeemed ...................      (26,682,823)      (13,654,430)       (7,919,618)       (6,187,646)
                                                      --------------    --------------    --------------    --------------
Net decrease in net assets from
   capital share transactions .....................      (20,333,970)       (5,451,342)       (4,776,270)       (1,424,957)
                                                      --------------    --------------    --------------    --------------

TOTAL DECREASE IN NET ASSETS ......................      (31,484,885)      (12,508,767)      (16,188,065)       (6,107,206)

NET ASSETS
   Beginning of year ..............................       96,824,211       109,332,978        54,807,170        60,914,376
                                                      --------------    --------------    --------------    --------------
   End of year ....................................   $   65,339,326    $   96,824,211    $   38,619,105    $   54,807,170
                                                      ==============    ==============    ==============    ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................   $     (165,113)   $     (104,295)   $        2,044    $        1,902
                                                      ==============    ==============    ==============    ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................          338,173           296,174           200,878           241,508
   Reinvested .....................................          113,232           214,105             6,884             9,010
   Redeemed .......................................       (1,885,393)         (844,741)         (517,825)         (326,078)
                                                      --------------    --------------    --------------    --------------
   Net decrease in shares outstanding .............       (1,433,988)         (334,462)         (310,063)          (75,560)
   Shares outstanding, beginning of year ..........        6,181,342         6,515,804         2,978,977         3,054,537
                                                      --------------    --------------    --------------    --------------
   Shares outstanding, end of year ................        4,747,354         6,181,342         2,668,914         2,978,977
                                                      ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                          JAMESTOWN TAX EXEMPT                JAMESTOWN
                                                             VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                      ------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2003            2002            2003            2002
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................   $  1,350,310    $  1,254,016    $    188,785    $     64,049
   Net realized gains (losses) from:
      Security transactions .......................         (7,053)        144,681      (7,146,038)    (14,171,079)
      Foreign currency transactions ...............             --              --         (10,037)        387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................      1,510,441        (488,624)     (4,190,992)      6,479,102
      Foreign currency translation ................             --              --           6,942        (302,987)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations ................................      2,853,698         910,073     (11,151,340)     (7,542,956)
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................     (1,349,803)     (1,242,501)       (167,663)       (270,326)
   From return of capital .........................             --              --              --        (413,143)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from distributions
   to shareholders ................................     (1,349,803)     (1,242,501)       (167,663)       (683,469)
                                                      ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................      5,125,030       4,986,905       4,946,712      58,278,627
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............        949,605         833,236         163,658         654,623
   Proceeds from redemption fees collected ........             --              --          40,984          25,467
   Payments for shares redeemed ...................     (5,051,117)     (1,773,927)    (16,545,962)    (66,374,651)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .....................      1,023,518       4,046,214     (11,394,608)     (7,415,934)
                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................      2,527,413       3,713,786     (22,713,611)    (15,642,359)

NET ASSETS
   Beginning of year ..............................     33,896,142      30,182,356      44,021,901      59,664,260
                                                      ------------    ------------    ------------    ------------
   End of year ....................................   $ 36,423,555    $ 33,896,142    $ 21,308,290    $ 44,021,901
                                                      ============    ============    ============    ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................   $     19,091    $     18,584    $     11,085    $         --
                                                      ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................        491,355         487,720         652,404       6,229,458
   Reinvested .....................................         90,745          81,557          25,936          74,730
   Redeemed .......................................       (483,184)       (174,104)     (2,204,031)     (7,051,499)
                                                      ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ..         98,916         395,173      (1,525,691)       (747,311)
   Shares outstanding, beginning of year ..........      3,348,915       2,953,742       4,904,677       5,651,988
                                                      ------------    ------------    ------------    ------------
   Shares outstanding, end of year ................      3,447,831       3,348,915       3,378,986       4,904,677
                                                      ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    15.66     $    16.78     $    19.83     $    18.12     $    17.38
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.31           0.32           0.35           0.35           0.34
   Net realized and unrealized gains
      (losses) on investments ................        (1.88)         (0.86)         (2.82)          2.49           0.95
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (1.57)         (0.54)         (2.47)          2.84           1.29
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.33)         (0.35)         (0.35)         (0.35)         (0.34)
   Distributions from net realized gains .....           --          (0.23)         (0.23)         (0.78)         (0.21)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.33)         (0.58)         (0.58)         (1.13)         (0.55)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    13.76     $    15.66     $    16.78     $    19.83     $    18.12
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (10.06%)        (3.22%)       (12.65%)        15.90%          7.56%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   65,339     $   96,824     $  109,333     $  128,201     $  112,804
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.90%          0.86%          0.87%          0.88%          0.88%

Ratio of net expenses to average net assets(b)        0.87%          0.83%          0.85%          0.86%          0.86%

Ratio of net investment income to
   average net assets ........................        2.12%          1.97%          1.84%          1.85%          1.95%

Portfolio turnover rate ......................          38%            62%            64%            62%            69%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    18.40     $    19.94     $    26.02     $    21.76     $    20.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.04           0.06          (0.00)          0.03           0.07
   Net realized and unrealized gains
      (losses) on investments ................        (3.93)         (1.54)         (5.51)          5.18           1.60
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (3.89)         (1.48)         (5.51)          5.21           1.67
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.04)         (0.06)            --          (0.03)         (0.07)
   Distributions from net realized gains .....           --             --          (0.57)         (0.92)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.04)         (0.06)         (0.57)         (0.95)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    14.47     $    18.40     $    19.94     $    26.02     $    21.76
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (21.15%)        (7.42%)       (21.49%)        24.04%          8.33%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   38,619     $   54,807     $   60,914     $   77,809     $   63,416
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets         0.96%          0.90%          0.90%          0.91%          0.92%

Ratio of net expenses to average net assets(a)        0.89%          0.86%          0.88%          0.88%          0.89%

Ratio of net investment income
   (loss) to average net assets ..............        0.25%          0.31%         (0.01%)         0.14%          0.35%

Portfolio turnover rate ......................          60%            89%            83%            67%            66%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003          2002(a)         2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $    10.12     $    10.22     $     9.79     $    10.22     $    10.16
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................         0.38           0.41           0.43           0.42           0.43
   Net realized and unrealized gains
      (losses) on investments ................         0.44          (0.10)          0.43          (0.42)          0.07
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............         0.82           0.31           0.86           0.00           0.50
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.38)         (0.41)         (0.43)         (0.42)         (0.43)
   Distributions from net realized gains .....           --             --             --          (0.01)         (0.01)
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.38)         (0.41)         (0.43)         (0.43)         (0.44)
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $    10.56     $    10.12     $    10.22     $     9.79     $    10.22
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................        8.24%          3.04%          8.97%          0.04%          4.92%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   36,424     $   33,896     $   30,182     $   29,138     $   25,626
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(b)        0.69%          0.68%          0.68%          0.69%          0.73%

Ratio of net investment income to
   average net assets ........................        3.68%          4.02%          4.31%          4.27%          4.17%

Portfolio turnover rate ......................          28%            27%            47%            47%            31%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.70% and 0.88% for the years ended March 31, 2003 and 1998, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........   $     8.98     $    10.56     $    17.99     $    13.63     $    12.61
                                                 ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         0.06           0.01          (0.03)         (0.00)          0.05
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ..        (2.69)         (1.47)         (5.48)          5.19           1.04
                                                 ----------     ----------     ----------     ----------     ----------
Total from investment operations .............        (2.63)         (1.46)         (5.51)          5.19           1.09
                                                 ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......        (0.05)         (0.05)         (0.05)         (0.04)         (0.07)
   Return of capital .........................           --          (0.08)            --             --             --
   Distributions from net realized gains .....           --             --          (1.87)         (0.79)            --
                                                 ----------     ----------     ----------     ----------     ----------
Total distributions ..........................        (0.05)         (0.13)         (1.92)         (0.83)         (0.07)
                                                 ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected ......         0.01           0.01             --             --             --
                                                 ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............   $     6.31     $     8.98     $    10.56     $    17.99     $    13.63
                                                 ==========     ==========     ==========     ==========     ==========

Total return .................................      (29.18%)       (13.66%)       (33.29%)        39.35%          8.67%
                                                 ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............   $   21,308     $   44,022     $   59,664     $   85,849     $   54,019
                                                 ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(a)        1.38%          1.38%          1.41%          1.56%          1.51%

Ratio of net investment income (loss)
   to average net assets .....................        0.60%          0.12%         (0.24%)        (0.01%)         0.38%

Portfolio turnover rate ......................          56%            80%            48%            52%            39%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.70% and 1.51% for the years ended March 31, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of your investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2003 and 2002, proceeds from redemption fees total $40,984 and $25,467, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

-------------------------------------------------------------------------------------------------------------
                    YEAR                                                           EXEMPT-
                   ENDED        ORDINARY        RETURN OF        LONG-TERM        INTEREST         TOTAL
                  MARCH 31,      INCOME          CAPITAL       CAPITAL GAINS      DIVIDENDS     DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $  1,721,820     $         --     $         --     $         --     $  1,721,820
Balanced Fund       2002     $  2,164,245     $         --     $  1,420,487     $         --     $  3,584,732
-------------------------------------------------------------------------------------------------------------
Jamestown           2003     $    109,812     $         --     $         --     $         --     $    109,812
Equity Fund         2002     $    173,994     $         --     $         --     $         --     $    173,994
-------------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt          2003     $         --     $         --     $         --     $  1,349,803     $  1,349,803
Virginia Fund       2002     $         --     $         --     $         --     $  1,242,501     $  1,242,501
-------------------------------------------------------------------------------------------------------------
Jamestown
International       2003     $    167,663     $         --     $         --     $         --     $    167,663
Equity Fund         2002     $    270,326     $    413,143     $         --     $         --     $    683,469
-------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2003 was as follows:

-----------------------------------------------------------------------------------------------------
                                          JAMESTOWN        JAMESTOWN       JAMESTOWN      JAMESTOWN
                                           BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                             FUND            FUND       VIRGINIA FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------
Undistributed Ordinary Income ........   $      2,835    $      2,044    $         --    $     11,075
Capital Loss Carryforwards ...........        (24,709)        (27,179)       (205,762)    (18,753,295)
Post-October Losses ..................       (523,622)     (1,192,554)        (16,799)     (1,775,049)
Unrealized Appreciation (Depreciation)      4,003,944        (192,085)      2,196,887      (5,249,861)
Other Losses .........................         (5,499)        (23,861)             --              --
                                         ------------    ------------    ------------    ------------
Total Distributable Earnings .........   $  3,452,949    $ (1,433,635)   $  1,974,326    $(25,767,130)
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Balanced Fund                     $     24,709        2011
--------------------------------------------------------------------------------
Jamestown Equity Fund                       $     27,179        2010
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund          $    205,762        2010
--------------------------------------------------------------------------------
Jamestown International Equity Fund         $  4,874,363        2010
                                              13,878,932        2011
                                            ------------
                                            $ 18,753,295
                                            ============
--------------------------------------------------------------------------------

In addition, The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and International Equity Fund had net realized capital losses of $523,622, $1,192,554, $16,799 and $1,775,049, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2003:

---------------------------------------------------------------------------------------------------------
                                              JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                               BALANCED         EQUITY       TAX EXEMPT     INTERNATIONAL
                                                 FUND            FUND       VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............   $  7,420,638    $  3,619,303    $  2,202,913    $    459,609
Gross unrealized depreciation ............     (3,416,694)     (3,811,388)         (6,026)     (5,716,369)
                                             ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation)   $  4,003,944    $   (192,085)   $  2,196,887    $ (5,256,760)
                                             ============    ============    ============    ============
Federal income tax cost ..................   $ 60,529,548    $ 38,373,716    $ 32,807,972    $ 25,684,606
                                             ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2003:

----------------------------------------------------------------------------------------------
                                      JAMESTOWN       JAMESTOWN     JAMESTOWN      JAMESTOWN
                                       BALANCED        EQUITY      TAX EXEMPT    INTERNATIONAL
                                         FUND           FUND      VIRGINIA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------
Purchases of investment securities   $ 29,010,803   $ 24,823,998   $ 10,098,136   $ 17,398,006
                                     ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities ......   $ 46,163,710   $ 26,595,603   $ 10,055,417   $ 29,202,922
                                     ============   ============   ============   ============
----------------------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $3,851 and $99,587, respectively, of such Funds' investment advisory fees during the year ended March 31, 2003.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $33,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2003.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2003, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

------------------------------------------------------------------------
                                                          NET UNREALIZED
   SETTLEMENT         TO RECEIVE     INITIAL     MARKET    APPRECIATION
      DATE           (TO DELIVER)     VALUE      VALUE    (DEPRECIATION)
------------------------------------------------------------------------
Contracts To Sell .
   4/1/03 .........   (8,551) EUR    $  9,153   $  9,330     $   (177)
   4/2/03 .........  (31,584) EUR      33,969     34,464         (495)
   4/3/03 .........  (20,551) EUR      22,392     22,422          (30)
                                     --------   --------     --------
Total sell contracts                   65,514     66,216         (702)
                                     --------   --------     --------
Contracts To Buy ..
   4/1/03 .........   11,723  EUR     (12,550)   (12,793)         243
   4/1/03 .........   40,403  THB        (943)      (942)          (1)
   4/2/03 .........   33,554  THB        (781)      (782)           1
   4/3/03 .........   90,379  THB      (2,109)    (2,107)          (2)
                                     --------   --------     --------
Total buy contracts                   (16,383)   (16,624)         241
                                     --------   --------     --------

Net contracts .....                  $ 49,131   $ 49,592     $   (461)
                                     ========   ========     ========
------------------------------------------------------------------------

EUR - Euro Dollar
THB - Thailand Baht

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 56.3%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 8.5%
    29,800     Darden Restaurants, Inc. .......................    $    531,930
    12,900     Gannett Company, Inc. ..........................         908,547
    35,000     Home Depot, Inc. ...............................         852,600
    52,000     Mattel, Inc. ...................................       1,170,000
    33,000     Target Corporation .............................         965,580
    19,800     Viacom, Inc. - Class B (a) .....................         723,096
     8,000     Wal-Mart Stores, Inc. ..........................         416,240
                                                                   ------------
                                                                      5,567,993
                                                                   ------------
               CONSUMER STAPLES -- 4.8%
    11,000     Anheuser-Busch Companies, Inc. .................         512,710
     8,600     Hershey Foods Corporation ......................         538,876
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,400     PepsiCo, Inc. ..................................         976,000
    12,800     SYSCO Corporation ..............................         325,632

                                                                      3,126,038

               ENERGY -- 4.1%
    20,000     Anadarko Petroleum Corporation .................         910,000
    16,000     ChevronTexaco Corporation ......................       1,034,400
    24,000     Noble Drilling Corporation (a) .................         754,080
                                                                   ------------
                                                                      2,698,480
                                                                   ------------
               FINANCIALS -- 10.5%
    10,000     American International Group, Inc. .............         494,500
    15,000     Bank of America Corporation ....................       1,002,600
    25,000     Capital One Financial Corporation ..............         750,250
    31,000     Citigroup, Inc. ................................       1,067,950
    18,000     Fannie Mae .....................................       1,176,300
     5,000     Freddie Mac ....................................         265,500
    16,000     Principal Financial Group, Inc. ................         434,240
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,867,380
                                                                   ------------
               HEALTHCARE -- 9.6%
    17,500     AmerisourceBergen Corporation ..................         918,750
    20,000     Anthem, Inc. (a) ...............................       1,325,000
    16,800     Johnson & Johnson ..............................         972,216
    12,000     Medtronic, Inc. ................................         541,440
    47,000     Pfizer, Inc. ...................................       1,464,520
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,273,861
                                                                   ------------
               INDUSTRIALS -- 8.5%
    80,000     Cendant Corporation (a) ........................       1,016,000
    23,700     First Data Corporation .........................         877,137
    14,000     General Dynamics Corporation ...................         770,980
    30,000     General Electric Company .......................         765,000
    10,100     ITT Industries, Inc. ...........................         539,441

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 56.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 8.5% (Continued)
    63,000     Norfolk Southern Corporation ...................    $  1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,542,298
                                                                   ------------
               INFORMATION TECHNOLOGY -- 8.9%
    27,000     Accenture Ltd. - Class A (a) ...................         418,500
    23,000     Affiliated Computer Services, Inc. (a) .........       1,017,980
    60,000     Cisco Systems, Inc. (a) ........................         774,000
    15,300     Dell Computer Corporation (a) ..................         417,843
    10,000     Electronic Arts, Inc. (a) ......................         586,400
    34,000     Microsoft Corporation ..........................         823,140
    15,900     Qualcomm, Inc. .................................         573,354
    21,900     SunGard Data Systems, Inc. (a) .................         466,470
    18,000     Symantec Corporation (a) .......................         705,240
                                                                   ------------
                                                                      5,782,927
                                                                   ------------
               MATERIALS -- 1.4%
    45,000     Pactiv Corporation (a) .........................         913,500
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $34,833,477) .........    $ 36,772,477
                                                                   ------------

================================================================================
     PAR
    VALUE      U.S. TREASURY OBLIGATIONS -- 3.8%                      VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 3.4%
$1,000,000     6.75%, due 05/15/2005 ..........................    $  1,107,695
 1,000,000     7.00%, due 07/15/2006 ..........................       1,153,086
                                                                   ------------
                                                                      2,260,781
                                                                   ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES - 0.4%
   235,069     3.375%, due 01/15/2007 .........................         258,650
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,261,511)   $  2,519,431
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 0.8%
$  500,000     4.125%, due 01/14/2005 .........................    $    521,564
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 3.2%
 1,500,000     6.625%, due 09/15/2009 .........................       1,765,600
   300,000     5.125%, due 07/15/2012 .........................         320,773
                                                                   ------------
                                                                      2,086,373
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8%
 2,000,000     7.00%, due 07/15/2005 ..........................       2,233,868
   250,000     3.125%, due 08/15/2005 .........................         251,453

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     U.S. GOVERNMENT AGENCY OBLIGATIONS-- 11.8%(Continued)   VALUE
--------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.8% (Continued)
$1,000,000     6.00%, due 12/15/2005 ..........................    $  1,104,860
 1,250,000     7.25%, due 01/15/2010 ..........................       1,517,619
                                                                   ------------
                                                                      5,107,800
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $6,792,658) ..............................    $  7,715,737
                                                                   ------------

================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 4.5%                     VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.9%
$  279,751     Pool #1471, 7.00%, due 03/01/2008 ..............    $    297,421
   175,000     Pool #1655, 6.50%, due 10/01/2008 ..............         185,290
   488,972     Pool #E00616, 6.00%, due 01/01/2014 ............         510,895
   206,360     Pool #E90624, 6.00%, due 08/01/2017 ............         215,613
                                                                   ------------
                                                                      1,209,219
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.2%
   273,708     Series #93-18-PJ, 6.50%, due 12/01/2007 ........         284,646
   770,535     Pool #380512, 6.15%, due 08/01/2008 ............         850,240
   296,846     Pool #489757, 6.00%, due 04/01/2029 ............         308,146
                                                                   ------------
                                                                      1,443,032
                                                                   ------------
               GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.4%
   255,014     Pool #781344, 6.50%, due 10/01/2031 ............         268,117
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,752,928) ..............................    $  2,920,368
                                                                   ------------

================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES-- 0.8%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 0.0%
$   10,361     Series #98-1-A1, 1.89%, adjustable
                 rate, due 01/25/2007 .........................    $     10,340
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 0.8%
   500,000     MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 ........................         508,998
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $494,702) ..    $    519,338
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0%                               VALUE
--------------------------------------------------------------------------------
$  250,000     Alcoa, Inc.,
                 6.50%, due 06/01/2011 ........................    $    279,832
   500,000     American Home Products Corporation,
                 7.90%, due 02/15/2005 ........................         551,130

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  249,000     Anheuser-Busch Companies, Inc.,
                 5.375%, due 09/15/2008 .......................    $    272,493
   325,000     BB&T Corporation,
                 6.50%, due 08/01/2011 ........................         369,779
   300,000     Boeing Capital Corporation,
                 7.10%, due 09/27/2005 ........................         326,819
   450,000     Burlington Resources, Inc.,
                 6.68%, due 02/15/2011 ........................         509,865
   265,000     Cardinal Health, Inc.,
                 6.25%, due 07/15/2008 ........................         299,367
   200,000     Citigroup, Inc.,
                 5.00%, due 03/06/2007 ........................         214,829
   500,000     Conoco, Inc.,
                 5.90%, due 04/15/2004 ........................         522,416
   250,000     CVS Corporation,
                 5.625%, due 03/15/2006 .......................         272,203
   500,000     Deutsche Telekom AG,
                 8.50%, due 06/15/2010 ........................         586,730
   500,000     Donaldson Lufkin Jenrette, Inc.,
                 6.875%, due 11/01/2005 .......................         548,386
   345,000     Dover Corporation,
                 6.50%, due 02/15/2011 ........................         386,843
   390,000     Duke Realty L.P., Medium Term Notes,
                 6.75%, due 05/30/2008 ........................         432,173
   875,000     ERP Operating L.P.,
                 6.65%, due 11/15/2003 ........................         899,317
   500,000     FPL Group Capital, Inc.,
                 7.375%, due 06/01/2009 .......................         576,617
   500,000     General Motors Corporation,
                 6.125%, due 08/28/2007 .......................         512,754
   350,000     Goldman Sachs Group,
                 6.65%, due 05/15/2009 ........................         396,092
   300,000     GTE Northwest, Inc.,
                 6.30%, due 06/01/2010 ........................         330,310
   425,000     Household Financial Company,
                 6.40%, due 06/17/2008 ........................         472,906
    95,000     Illinois Tool Works, Inc.,
                 5.75%, due 03/01/2009 ........................         105,098
   300,000     J.P. Morgan Chase & Company,
                 6.75%, due 02/01/2011 ........................         332,263
   205,000     Manitoba (Province of), Medium Term Notes,
                 5.50%, due 10/01/2008 ........................         228,136
   309,000     Marsh & McClennan Companies, Inc.,
                 6.625%, due 06/15/2004 .......................         327,421
   260,000     May Department Stores Company,
                 5.95%, due 11/01/2008 ........................         281,980
   350,000     Morgan Stanley Dean Witter & Company,
                 6.75%, due 04/15/2011 ........................         391,726

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 20.0% (Continued)                    VALUE
--------------------------------------------------------------------------------
$  575,000     National City Corporation,
                 7.20%, due 05/15/2005 ........................    $    634,471
   375,000     PepsiCo, Inc.,
                 4.50%, due 09/15/2004 ........................         390,549
   250,000     Pharmacia Corporation,
                 5.75%, due 12/01/2005 ........................         272,840
   225,000     ProLogis Trust,
                 7.00%, due 10/01/2003 ........................         230,258
   400,000     SBC Communciations, Inc., Medium Term Notes,
                 6.875%, due 08/15/2006 .......................         450,382
   300,000     SunTrust Banks, Inc.,
                 6.00%, due 01/01/2028 ........................         328,036
   300,000     Union Camp Corporation,
                 6.50%, due 11/15/2007 ........................         332,781
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $11,980,684) .......    $ 13,066,802
                                                                   ------------

================================================================================
      PAR
     VALUE     MUNICIPAL DEBT SECURITITES-- 0.4%                      VALUE
--------------------------------------------------------------------------------
$  230,000     Virginia State Residential Authority,
               Infrastructure, Revenue,
                 5.90%, due 05/01/2011 (Cost $234,422) ........    $    252,584
                                                                   ------------

================================================================================
      PAR
     VALUE     SHORT-TERM CORPORATE NOTES-- 1.2%                      VALUE
--------------------------------------------------------------------------------
$  499,625     American Family Financial Services Demand Note .    $    499,625
    50,367     U.S. Bank N.A. Demand Note .....................          50,367
   216,763     Wisconsin Corporate Central Credit Union Demand Note     216,763
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $766,755)    $    766,755
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.8%
               (Cost $60,117,137) .............................    $ 64,533,492

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% ...         805,834
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 65,339,326
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.4%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 14.9%
    30,000     Darden Restaurants, Inc. .......................    $    535,500
    13,200     Gannett Company, Inc. ..........................         929,676
    36,000     Home Depot, Inc. ...............................         876,960
    53,000     Mattel, Inc. ...................................       1,192,500
    35,000     Target Corporation .............................       1,024,100
    20,400     Viacom, Inc. - Class B (a) .....................         745,008
     8,445     Wal-Mart Stores, Inc. ..........................         439,393
                                                                   ------------
                                                                      5,743,137
                                                                   ------------
               CONSUMER STAPLES -- 8.3%
    12,100     Anheuser-Busch Companies, Inc. .................         563,981
     8,800     Hershey Foods Corporation ......................         551,408
    17,000     Kimberly-Clark Corporation .....................         772,820
    24,900     PepsiCo, Inc. ..................................         996,000
    11,800     SYSCO Corporation ..............................         300,192
                                                                   ------------
                                                                      3,184,401
                                                                   ------------
               ENERGY -- 7.2%
    21,000     Anadarko Petroleum Corporation .................         955,500
    16,000     ChevronTexaco Corporation ......................       1,034,400
    25,000     Noble Drilling Corporation (a) .................         785,500
                                                                   ------------
                                                                      2,775,400
                                                                   ------------
               FINANCIAL -- 16.8%
    16,000     Bank of America Corporation ....................       1,069,440
    25,500     Capital One Financial Corporation ..............         765,255
    32,000     Citigroup, Inc. ................................       1,102,400
    14,000     Fannie Mae .....................................         914,900
    10,110     Freddie Mac ....................................         536,841
    16,190     Principal Financial Group, Inc. ................         439,397
    25,000     Prudential Financial, Inc. .....................         731,250
    21,000     Wells Fargo & Company ..........................         944,790
                                                                   ------------
                                                                      6,504,273
                                                                   ------------
               HEALTHCARE -- 16.4%
    18,000     AmerisourceBergen Corporation ..................         945,000
    19,900     Anthem, Inc. (a) ...............................       1,318,375
    17,200     Johnson & Johnson ..............................         995,364
    12,000     Medtronic, Inc. ................................         541,440
    48,000     Pfizer, Inc. ...................................       1,495,680
     7,300     WellPoint Health Networks, Inc. (a) ............         560,275
    13,000     Wyeth ..........................................         491,660
                                                                   ------------
                                                                      6,347,794
                                                                   ------------
               INDUSTRIALS -- 14.1%
    75,000     Cendant Corporation (a) ........................         952,500
    24,400     First Data Corporation .........................         903,044
    14,000     General Dynamics Corporation ...................         770,980
    27,539     General Electric Company .......................         702,244
    10,300     ITT Industries, Inc. ...........................         550,123
    63,000     Norfolk Southern Corporation ...................       1,169,280
     7,000     United Technologies Corporation ................         404,460
                                                                   ------------
                                                                      5,452,631
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.4% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY -- 15.2%
    26,000     Accenture Ltd. - Class A (a) ...................    $    403,000
    24,000     Affiliated Computer Services, Inc. (a) .........       1,062,240
    61,000     Cisco Systems, Inc. (a) ........................         786,900
    16,300     Dell Computer Corporation (a) ..................         445,153
    10,050     Electronic Arts, Inc. (a) ......................         589,332
    33,000     Microsoft Corporation ..........................         798,930
    16,200     Qualcomm, Inc. .................................         584,172
    21,800     SunGard Data Systems, Inc. (a) .................         464,340
    18,500     Symantec Corporation (a) .......................         724,830
                                                                   ------------
                                                                      5,858,897
                                                                   ------------
               MATERIALS -- 2.5%
    47,000     Pactiv Corporation (a) .........................         954,100
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $36,971,255) .........    $ 36,820,633
                                                                   ------------

================================================================================
 PAR VALUE     SHORT-TERM CORPORATE NOTES-- 3.5%                      VALUE
--------------------------------------------------------------------------------
$  522,722     American Family Financial Services Demand Note .    $    522,722
   572,744     U.S. Bank N.A. Demand Note .....................         572,744
   265,532     Wisconsin Corporate Central Credit Union
                 Variable Demand Note .........................         265,532
                                                                   ------------

               TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,360,998)  $  1,360,998
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.9%
               (Cost $38,332,253) .............................    $ 38,181,631

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% ...         437,474
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 38,619,105
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1%                         VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, GO,
$1,000,000       5.00%, due 06/15/2011 ........................    $  1,112,740
               Arlington Co., Virginia, GO,
   990,000       5.40%, due 06/01/2014 ........................       1,075,219
               Chesapeake Bay Bridge and Tunnel, Commonwealth,
               Virginia, Revenue,
 1,000,000       5.70%, due 07/01/2008, prerefunded
                 07/01/2005 @ 102 .............................       1,114,750
               Chesapeake, Virginia, GO,
 1,000,000       5.50%, due 05/01/2011 ........................       1,093,050
               Chesterfield Co., Virginia, GO,
    85,000       6.25%, due 07/15/2005 ........................          88,315
 1,000,000       4.75%, due 01/01/2013 ........................       1,061,660
               Fredericksburg, Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       1.17%, weekly floating rate, due 10/01/2025 ..       1,000,000
               Hampton, Virginia, GO,
 1,000,000       5.50%, due 02/01/2012 ........................       1,130,330
               Hanover Co., Virginia, GO,
 1,000,000       5.125%, due 07/15/2013 .......................       1,094,070
               Hanover Co., Virginia, Industrial Dev.
               Authority, Revenue,
 1,000,000       6.50%, due 08/15/2009 ........................       1,193,530
               Henrico Co., Virginia, Economic Dev.
               Authority, Revenue,
 1,000,000       5.50%, due 11/01/2008 ........................       1,148,660
               Medical College of Virginia Hospitals
               Authority, Revenue,
   700,000       5.00%, due 07/01/2013 ........................         749,224
               Newport News, Virginia, GO,
 1,000,000       5.625%, due 07/01/2014, prerefunded
                 07/01/2005 @ 102 .............................       1,112,860
               Norfolk, Virginia, GO,
   500,000       5.25%, due 06/01/2008, partially prerefunded
                 06/01/2004 @ 101 .............................         527,205
   300,000       5.75%, due 06/01/2011, prerefunded
                 06/01/2005 @ 101 .............................         330,837
               Norfolk, Virginia, Industrial Dev. Authority,
               Revenue,
 1,000,000       6.50%, due 11/01/2013 ........................       1,089,640
               Norfolk, Virginia, Water, Revenue,
 1,000,000       5.00%, due 11/01/2016 ........................       1,071,260
               Pamunkey, Virginia, Regional Jail Authority,
               Jail Facility, Revenue,
 1,000,000       5.70%, due 07/01/2010 ........................       1,136,970
               Portsmouth, Virginia, GO,
   800,000       5.00%, due 08/01/2017 ........................         847,960
               Prince William Co., Virginia, Park Authority,
               Revenue,
   250,000       6.10%, due 10/15/2004, escrowed to maturity ..         268,240
               Richmond, Virginia, Convention Center Authority,
               Hotel Tax, Revenue,
   550,000       5.50%, due 06/15/2008 ........................         617,617
               Richmond, Virginia, GO,
 1,000,000       5.45%, due 01/15/2008 ........................       1,131,600
               Richmond, Virginia, Industrial Dev. Authority,
               Government Facilities, Revenue,
 1,010,000       4.75%, due 07/15/2010 ........................       1,107,505
               Riverside, Virginia, Regional Jail Authority,
               Revenue,
   455,000       5.625%, due 07/01/2007 .......................         504,299
               Roanoke, Virginia, GO,
 1,000,000       5.00%, due 08/01/2009 ........................       1,106,640

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 94.1% (Continued)             VALUE
--------------------------------------------------------------------------------
               Southeastern Public Service Authority,
               Virginia, Revenue,
$1,000,000       5.00%, due 07/01/2015 ........................    $  1,103,180
               Suffolk, Virginia, GO,
   350,000       5.80%, due 06/01/2011 ........................         392,900
 1,000,000       5.00%, due 12/01/2015 ........................       1,074,850
               University of Virginia, Revenue,
 1,000,000       5.25%, due 06/01/2012 ........................       1,108,030
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000       5.00%, due 07/01/2015 ........................         751,072
               Virginia Beach, Virginia, GO,
 1,000,000       5.25%, due 08/01/2010 ........................       1,115,700
               Virginia College Building Authority, Educational
               Facilities, Revenue,
 1,000,000       5.55%, due 11/01/2019, optional tender
                 11/01/2004 ...................................       1,063,840
               Virginia Commonwealth Transportation Board, Revenue,
   850,000       7.25%, due 05/15/2020 ........................       1,013,378
               Virginia Residential Authority, Revenue,
   500,000       5.50%, due 05/01/2017 ........................         555,590
               Virginia State, GO,
 1,000,000       5.375%, due 06/01/2003 .......................       1,007,180
               Virginia State Housing Dev. Authority,
               Multi-Family, Revenue,
   150,000       6.60%, due 11/01/2012 ........................         156,298
   150,000       6.30%, due 11/01/2015 ........................         158,009
               Virginia State Public Building Authority, Revenue,
   900,000       6.00%, due 08/01/2003 ........................         911,700
               Virginia State Public School Authority, Revenue,
 1,000,000       5.25%, due 08/01/2009 ........................       1,133,670
                                                                   ------------
               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (Cost $32,072,547) .....    $ 34,259,578
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET -- 2.0%                                   VALUE
--------------------------------------------------------------------------------
   745,281     First American Tax Free Obligation Fund -
                 Class S (Cost $745,281) ......................    $    745,281
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 96.1%
               (Cost $32,817,828) .............................    $ 35,004,859

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.9% ...       1,418,696
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 36,423,555
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.8%                                 VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.1%
    80,252     BHP Billiton Ltd. ..............................    $    450,046
                                                                   ------------
               FINLAND -- 0.6%
     9,509     Nokia OYJ - Series A(a) ........................         131,363
                                                                   ------------

               FRANCE -- 13.8%
    10,574     Accor SA .......................................         292,151
     6,262     Aventis SA .....................................         274,895
    11,903     Carrefour SA ...................................         450,833
     9,573     France Telecom SA ..............................         195,237
     4,139     L'Oreal SA .....................................         250,665
     2,195     Pernod-Ricard SA ...............................         187,064
     4,258     Pinault-Printemps-Redoute SA ...................         219,028
     6,034     Sanofi-Synthelabo SA ...........................         303,602
    10,220     Suez SA ........................................         118,769
     3,920     Total Fina Elf SA ..............................         496,190
     6,788     Valeo SA .......................................         149,697
                                                                   ------------
                                                                      2,938,131
                                                                   ------------
               GERMANY -- 1.3%
     8,369     Volkswagon AG ..................................         267,118
                                                                   ------------

               HONG KONG -- 2.3%
   138,500     China Mobile (Hong Kong) Ltd.(a) ...............         274,356
    43,000     Sun Hung Kai Properties Ltd. ...................         206,194
                                                                   ------------
                                                                        480,550
                                                                   ------------
               INDIA -- 0.2%
       733     Infosys Technologies Ltd. - ADR ................          44,970
                                                                   ------------

               ITALY -- 9.7%
    40,962     ENI SpA ........................................         547,100
   148,504     IntesaBci SpA ..................................         330,577
    91,131     Mediaset SpA ...................................         692,118
   123,200     Telecom Italia Mobile (T.I.M) SpA ..............         502,790
                                                                   ------------
                                                                      2,072,585
                                                                   ------------
               JAPAN -- 18.1%
    42,000     Bridgestone Corporation ........................         493,389
    13,000     Canon, Inc. ....................................         453,871
        64     East Japan Railway Company .....................         279,575
    12,500     Honda Motor Company Ltd. .......................         416,386
     9,000     Ito-Yokado Company Ltd. ........................         242,874
     8,100     JFE Holdings, Inc.(a) ..........................         102,462
    34,000     Matsushita Electric Industrial Company Ltd. ....         290,454
    90,000     Nissan Motor Company Ltd. (a) ..................         599,595
    11,000     Nomura Holdings, Inc. ..........................         114,564
     3,900     Orix Corporation ...............................         200,624
     7,100     Pioneer Corporation ............................         147,592

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 18.1% (Continued)
     2,740     Rohm Company ...................................    $    296,922
     6,900     Shin-Etsu Chemical Company Ltd. ................         213,552
                                                                   ------------
                                                                      3,851,860
                                                                   ------------
               KOREA --- 3.2%
     4,706     Kookmin Bank - ADR .............................         108,238
    10,147     KT Corporation - ADR ...........................         174,224
     1,345     Samsung Electronics Company Ltd. ...............         304,500
     6,344     SK Telecom Company Ltd. - ADR ..................          86,405
                                                                   ------------
                                                                        673,367
                                                                   ------------
               MEXICO -- 0.9%
     6,702     Telefonos De Mexico SA - ADR ...................         199,183
                                                                   ------------

               NETHERLANDS-- 9.7%
    27,515     Aegon NV .......................................         206,568
    18,654     Fortis .........................................         240,803
     2,248     Gucci Group NV - ADR ...........................         214,257
     5,994     Heineken NV ....................................         222,317
    45,994     Koninklijke (Royal) KPN NV (a) .................         295,109
     4,040     Unilever NV - CVA ..............................         240,481
    21,241     VNU NV .........................................         539,588
     9,420     Wolters Kluwer NV ..............................         105,875
                                                                   ------------
                                                                      2,064,998
                                                                   ------------
               SINGAPORE -- 1.3%
    47,000     United Overseas Bank Ltd. ......................         274,254
                                                                   ------------

               SPAIN -- 2.0%
     2,871     Acerinox SA ....................................         103,352
    35,620     Telefonica SA (a) ..............................         333,103
                                                                   ------------
                                                                        436,455
                                                                   ------------
               SWEDEN -- 2.8%
    50,022     Nordea AB ......................................         220,643
   144,769     Telefonaktiebolaget LM Ericsson (a) ............          90,492
   103,117     TeliaSonera AB .................................         295,525
                                                                   ------------
                                                                        606,660
                                                                   ------------
               SWITZERLAND -- 1.9%
     5,828     Adecco SA ......................................         161,931
     6,299     Novartis AG ....................................         233,279
                                                                   ------------
                                                                        395,210
                                                                   ------------
               THAILAND -- 0.1%
    16,100     Bangkok Bank Public Company Ltd. (a) ...........          24,027
                                                                   ------------

               UNITED KINGDOM -- 25.8%
    16,244     Astrazeneca PLC ................................         554,603
    32,822     BaA PLC ........................................         244,615
   106,718     Bae Systems PLC ................................         188,926
    58,843     British Sky Broadcasting Group PLC (a) .........         582,709
    32,621     Diageo PLC .....................................         334,382

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 25.8% (Continued)
    12,017     GlaxoSmithKline PLC ............................    $    211,411
    49,114     HSBC Holdings PLC ..............................         504,608
    25,832     Imperial Tobacco PLC ...........................         410,355
   115,636     Kingfisher PLC .................................         419,937
    63,669     Marks & Spencer Group PLC ......................         284,304
    15,561     Next PLC .......................................         208,947
     2,094     Reckitt Benckiser PLC ..........................          34,324
    69,170     Reed Elsevier PLC ..............................         493,094
    15,968     Royal Bank of Scotland Group PLC ...............         359,415
    12,417     Six Continents PLC .............................         118,252
   303,512     Vodafone Group PLC .............................         542,113
                                                                   ------------
                                                                      5,491,995
                                                                   ------------

               TOTAL COMMON STOCK (Cost $24,895,833) ..........    $ 20,402,772
                                                                   ------------

================================================================================
    SHARES     RIGHTS -- 0.1%                                         VALUE
--------------------------------------------------------------------------------
               FRANCE -- 0.1%
     6,383     France Telecom SA (Cost $0) ....................    $     25,074
                                                                   ------------

               TOTAL INVESTMENT AT VALUE-- 95.9%
               (Cost $24,895,833) .............................    $ 20,427,846

               OTHER ASSETS IN EXCESS OF LIABILITES-- 4.1% ....         880,444
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 21,308,290
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           Position Held                 Length of
Trustee                       Address                            Age       with the Trust                Time Served
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              66        Chairman and Trustee          Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court, Suite 400     66        Trustee and Vice President    Since September 1988
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Trustee                       Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              63        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              53        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            University of Richmond             63        Trustee                       Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          43        Trustee                       Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  70        Trustee                       Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           67        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court, Suite 400     38        President, Jamestown          Since January 1996
                              Richmond, VA                                 Balanced  Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court, Suite 400     44        President, Jamestown Tax      Since March 1995
                              Richmond, VA                                 Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     55        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     53        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Pamela C. Simms               1802 Bayberry Court, Suite 400     42        Vice President, Jamestown     Since February 2003
                              Richmond, VA                                 Tax Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     46        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     41        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     46        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distribuors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2003 as "exempt-interest dividends."

================================================================================

                       THE JAMESTOWN FUNDS

                       INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                       1802 Bayberry Court
                       Suite 400
                       Richmond, Virginia 23226
                       www.jamestownfunds.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, Ohio 45246-0707
                       (Toll-Free) 1-866-738-1126

                       INDEPENDENT AUDITORS
                       Tait, Weller & Baker
                       1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania 19103

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, Massachusetts 02109

                       BOARD OF TRUSTEES
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard Mitchell
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

================================================================================

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR                                       ------------
Ultimus Fund Solutions, LLC                           DAVENPORT
P.O. Box 46707                                       EQUITY FUND
Cincinnati, Ohio 45246-0707                         ------------
1-800-281-3217

CUSTODIAN
U.S. Bank
425 Walnut Street                                  ANNUAL REPORT
Cincinnati, Ohio 45202                             MARCH 31, 2003

INDEPENDENT AUDITORS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

================================================================================

LETTER TO SHAREHOLDERS                                            MARCH 31, 2003
================================================================================

The Dow Jones Industrial Average gained 5% in the first three days of trading in January, the best start to a year in history. It soon gave way as the threat of war, terrorist attacks and a slumping economy weighed on investors. The war began and the reality of a longer engagement took hold, pressuring the market. The quarter ended with the S&P 500 returning -3.1%, the NASDAQ +0.6% and the Dow Jones Industrial Average -3.6%. The performance of the Davenport Equity Fund* vs. the S&P 500 for the periods ended March 31, 2003 was:

                                                                Since Inception
                                    3 Year          5 Year         (1/15/98)
             QTR       1 Year    (annualized)    (annualized)    (annualized)
          ----------------------------------------------------------------------
DAVPX      -3.55%     -20.66%      -12.05%          -3.23%          -1.08%
S&P 500    -3.15%     -24.76%      -16.09%          -3.77%          -0.79%

The last three-year period has been one of the worst markets in most investor's memory. Those that over indulged in the "New Economy" of the late 1990's and embraced the new investment tenets promising richer rewards have suffered far worse than investors who maintained a balance between risk and return. At Davenport, our investment philosophy has remained consistent since we began managing our own profit sharing plan in 1975: preserve capital by investing in quality companies that trade at attractive valuation levels while remaining well diversified across all major sectors of the market.

Our goal has always been to build a solid performance record while incurring less risk than the market. We are pleased that your fund and by extension our retirement plan have done well versus our main benchmark, the S&P 500. Your portfolio's defensive position has mitigated much of the market's downturn.

Being over weighted in consumer staples (food and beverage companies), energy, and the health care sectors while being under weighted in technology and telecommunications has helped preserve capital. While investing in companies that are not as dependent on the economy has helped our relative performance, we have begun to selectively position the portfolio to be more offensive to take advantage of the eventual upturn in the market. Later in this letter we have highlighted the recent purchases we have made for future growth. Like you, we look forward to the day when we are able to boast about absolute performance as well as relative performance.

                             INVESTMENT POSTULATES

Euclid was a Greek mathematician who lived in the third century B.C. and taught in Egypt. He is credited with authoring history's most definitive geometry text
- The Elements.

Euclid believed that there were five "Postulates" or cornerstones, to the study of geometry. His "First Postulate" stated simply that it is possible to draw a straight line from any point to another point. This allows the equally simple deduction that a straight line is the shortest route between two points. One of his "Common Notions," and he had many, was that things which were equal to the same thing are equal to each other. This Notion laid the groundwork for mathematics to proceed as a deductive science.

Just what does all of this have to do with the stock market? Possibly nothing, but it is seductive to think of the stock market in a similar way--as a science that can be systematized by Postulates and Common Notions. Certainly many have tried to explain the irrational behavior of individual stocks and the collective behavior of the market. None, however, have consistently succeeded. There have been no Euclids in the world of investments.

So are there any postulates when it comes to stocks? Probably not. Successful investors, it seems to us, understand that investing is not a science like mathematics and geometry. They understand that investment success proceeds through common sense, some degree of technical knowledge, and luck. The last of these three, luck, is perhaps the most perplexing.

We believe investors can improve their luck, in some measure at least, by stacking odds in their favor. Here are some of the "odds stacking" lessons experience has taught us. Nurture your common sense, learn the basics, and don't expect instant gratification. Humility is important because it allows investors to admit mistakes early before they become devastating. Diversification is important since we all make mistakes. Curiosity is important because it leads us to think outside of the crowd. Health is important because we need to live long enough to enjoy the fruits of our labor. Cynicism is important because it steers us away from those gurus with a "postulate" for every season.

Just as there is timelessness to Euclid's study of geometry, there is a similar timelessness to common sense investing. Most successful investors aren't concerned with the direction of the market. There is nothing they can do about it anyway. It is important to avoid big losses. How do you do that? Admit mistakes and move on. Even if you are an excellent investor you will probably be wrong four times out of ten. Common sense tells us that the damage created by mistakes should be controlled.

These have been the toughest years that any of us can remember. Though not a "postulate", it is perhaps a "common notion" that good markets follow bad markets. Another "common notion" is that if you don't own stocks, you won't benefit when they go up. Therefore (and even Euclid would, hopefully, endorse this logic), now is the time to own stocks. Q.E.D.*

*Q. E. D. - "quod erat demonstrandum", or "which was to be demonstrated (or proved)".

                                RECENT PURCHASES

During the quarter we continued to focus our purchases on market leaders with strong financials and solid management. We are confident that companies like Dell Computer, Intel, Cisco, EOG Resources, and CarMax will continue to shape and define their business.

We have long admired Dell Computer as the preeminent direct marketer of computer systems. With the stock tumbling 50% from its peak three years ago and its 2003 earnings expected to increase over 50% from that same period, we felt the shares, selling at nearly half their normal relative valuation level, were attractive. We expect sales to increase with an upturn in information technology spending due in part to the aging of computers as well as the increase of demand for wireless enabled computers and laptops. Dell is also making inroads in the server, printer, and storage markets.

Like Dell, the need to upgrade aging computers, the desire for wireless capability, and the necessity to improve network security requiring newer chips, bodes well for Intel. The company's relentless thirst to dominate their business is evidenced by their mission statement, "to be the preeminent building block supplier to the worldwide Internet economy."

All technology stocks have suffered in the downturn, but the true leaders like Dell, Intel, and Cisco have been able to increase their market share and solidify their position by investing heavily on research and development. Cisco's $20 billion cash horde (larger than the market value of any of its competitors), no debt and strong cash flow allowed the company last year to invest 17% of their revenues into R&D. Another sign of management strength at Cisco is the fact that despite significant price erosion and revenue decline, the company's gross margins have actually increased.

The companies mentioned thus far have all experienced a significant price decline and weakened demand for their products. In contrast, EOG, a natural gas exploration and production company, has enjoyed a 192% increase in the price of its product without a significant increase in its stock price. On a longer-term basis we believe that natural gas prices will be higher than expected: demand continues to grow 2-3% a year, production has declined, and inventory levels are close to record lows. EOG stands out among its peer group with its strong balance sheet, high return on equity, strong cash flow growth, and healthy increases in production and reserves.

CarMax also stands out in its sector as the only dominant franchise in the used car business. We added to our position on recent weakness based on what we believe was investor overreaction to a temporary slow down in earnings growth. Much of the disappointment had to do with one-time expenses, strong comparisons and cold weather that resulted in 137 store days of sales disruptions. In our view, the long-term growth prospects of CarMax are intact and we expect them to open approximately thirty stores in the next five years.

                                THE CLOSING BELL

For three years, the market has declined and "investors" have fled it with various rationales for having bought high and sold low, "I am getting older and need more bonds," "the environment is different," or "I will get back in later." Every bear market brings with it the questions "Will it ever recover and what will drive it higher?" This pessimistic view has resulted in a record amount of cash sitting on the sidelines, which after inflation, is losing money. The market's potential for recovery was evident in late March (as well as October and July 2002) as the S&P 500 increased 11.4% in 7 days led by manic buying and short covering. With interest rates and valuation levels down significantly from March 2000, stocks are more attractive than they have been in quite some time.

While no one knows when stocks will recover, we will remain patient and comforted knowing that we own stocks in over forty great companies selling at reasonable valuation levels that are well diversified across all major sectors of the market.

                                             Sincerely,

                                             Davenport & Company, LLC

* Performance is historical and not representative nor a guarantee of future results. The investment and principle value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE  INFORMATION
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

     THE DAVENPORT EQUITY FUND                STANDARD & POOR'S 500 INDEX:
     -------------------------                ----------------------------

               QTRLY                                       QTRLY
  DATE        RETURN       BALANCE           DATE         RETURN       BALANCE
  ----        ------       -------           ----         ------       -------
01/15/98                   10,000          01/15/98                    10,000
03/31/98      11.40%       11,140          03/31/98       16.25%       11,625
06/30/98       1.39%       11,295          06/30/98        3.30%       12,009
09/30/98     -11.91%        9,950          09/30/98       -9.95%       10,815
12/31/98      15.78%       11,520          12/31/98       21.30%       13,118
03/31/99       4.95%       12,090          03/31/99        4.98%       13,771
06/30/99       5.12%       12,709          06/30/99        7.05%       14,742
09/30/99      -6.21%       11,920          09/30/99       -6.24%       13,822
12/31/99      11.75%       13,320          12/31/99       14.88%       15,878
03/31/00       4.31%       13,894          03/31/00        2.29%       16,242
06/30/00      -3.15%       13,457          06/30/00       -2.66%       15,811
09/30/00      -0.94%       13,330          09/30/00       -0.97%       15,658
12/31/00      -0.78%       13,226          12/31/00       -7.82%       14,432
03/31/01     -12.44%       11,580          03/31/01      -11.86%       12,721
06/30/01       3.33%       11,966          06/30/01        5.85%       13,466
09/30/01     -10.26%       10,738          09/30/01      -14.68%       11,489
12/31/01       9.02%       11,707          12/31/01       10.69%       12,717
03/31/02       1.78%       11,915          03/31/02        0.27%       12,752
06/30/02      -8.41%       10,913          06/30/02      -13.40%       11,044
09/30/02     -14.89%        9,288          09/30/02      -17.28%        9,136
12/31/02       5.52%        9,801          12/31/02        8.44%        9,906
03/31/03      -3.55%        9,453          03/31/03       -3.15%        9,594

Past performance is not predictive of future performance.

----------------------------------------
|      THE DAVENPORT EQUITY FUND       |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
| 1 YEAR    5 YEARS   SINCE INCEPTION* |
| (20.66%)  (3.23%)       (1.08%)      |
----------------------------------------

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost ....................................     $ 83,446,178
                                                                   ============

      At market value (Note 1) ...............................     $ 76,356,146
   Dividends and interest receivable .........................           67,644
   Receivable for capital shares sold ........................          157,719
   Other assets ..............................................            6,901
                                                                   ------------
      TOTAL ASSETS ...........................................       76,588,410
                                                                   ------------

LIABILITIES
   Dividends payable .........................................            4,078
   Payable for capital shares redeemed .......................           47,071
   Accrued investment advisory fees (Note 3) .................           50,036
   Accrued administration fees (Note 3) ......................           10,800
   Other accrued expenses ....................................            2,940
                                                                   ------------
      TOTAL LIABILITIES ......................................          114,925
                                                                   ------------

NET ASSETS ...................................................     $ 76,473,485
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 91,694,528
Undistributed net investment income ..........................            6,333
Accumulated net realized losses from security transactions ...       (8,137,344)
Net unrealized depreciation on investments ...................       (7,090,032)
                                                                   ------------
Net assets ...................................................     $ 76,473,485
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................        8,282,072
                                                                   ============

Net asset value, offering price and redemption price
   per share (Note 1) ........................................     $       9.23
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
================================================================================
INVESTMENT INCOME
   Dividends ................................................      $  1,246,705
   Interest .................................................            10,254
                                                                   ------------
      TOTAL INVESTMENT INCOME ...............................         1,256,959
                                                                   ------------

EXPENSES
   Investment advisory fees (Note 3) ........................           568,812
   Administration fees (Note 3) .............................           127,046
   Custodian fees ...........................................            14,759
   Professional fees ........................................            13,815
   Trustees' fees and expenses ..............................            12,563
   Printing of shareholder reports ..........................            12,358
   Registration fees ........................................             9,506
   Postage and supplies .....................................             8,127
   Insurance expense ........................................             4,922
   Other expenses ...........................................            17,262
                                                                   ------------
      TOTAL EXPENSES ........................................           789,170
                                                                   ------------

NET INVESTMENT INCOME .......................................           467,789
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ...........        (6,068,163)
   Net change in unrealized appreciation/depreciation
      on investments ........................................       (12,278,655)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........       (18,346,818)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ..................      $(17,879,029)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                                  YEAR             YEAR
                                                                 ENDED            ENDED
                                                                MARCH 31,        MARCH 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................    $    467,789     $    264,626
   Net realized losses from security transactions ........      (6,068,163)      (1,914,754)
   Net change in unrealized appreciation/
      depreciation on investments ........................     (12,278,655)       3,753,826
                                                              ------------     ------------
Net increase (decrease) in net assets from operations ....     (17,879,029)       2,103,698
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
         From net investment income ......................        (483,955)        (254,233)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................      20,775,106       17,832,797
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................         461,181          242,102
   Payments for shares redeemed ..........................      (8,914,951)      (7,569,094)
                                                              ------------     ------------
Net increase in net assets from capital share transactions      12,321,336       10,505,805
                                                              ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      (6,041,648)      12,355,270

NET ASSETS
   Beginning of year .....................................      82,515,133       70,159,863
                                                              ------------     ------------
   End of year ...........................................    $ 76,473,485     $ 82,515,133
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................    $      6,333     $     22,499
                                                              ============     ============
CAPITAL SHARE ACTIVITY
   Sold ..................................................       2,086,119        1,535,017
   Reinvested ............................................          47,857           21,342
   Redeemed ..............................................        (897,541)        (654,348)
                                                              ------------     ------------
   Net increase in shares outstanding ....................       1,236,435          902,011
   Shares outstanding at beginning of year ...............       7,045,637        6,143,626
                                                              ------------     ------------
   Shares outstanding at end of year .....................       8,282,072        7,045,637
                                                              ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                  YEAR            YEAR            YEAR            YEAR            YEAR
                                                 ENDED           ENDED           ENDED           ENDED           ENDED
                                                MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                  2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......    $    11.71      $    11.42      $    13.75      $    12.01      $    11.14
                                               ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ..................          0.06            0.04            0.05            0.04            0.06
   Net realized and unrealized gains
      (losses) on investments .............         (2.48)           0.29           (2.34)           1.75            0.88
                                               ----------      ----------      ----------      ----------      ----------
Total from investment operations ..........         (2.42)           0.33           (2.29)           1.79            0.94
                                               ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ...         (0.06)          (0.04)          (0.04)          (0.05)          (0.06)
   Distributions from net realized gains ..            --              --              --              --           (0.01)
                                               ----------      ----------      ----------      ----------      ----------
Total distributions .......................         (0.06)          (0.04)          (0.04)          (0.05)          (0.07)
                                               ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ............    $     9.23      $    11.71      $    11.42      $    13.75      $    12.01
                                               ==========      ==========      ==========      ==========      ==========

Total return ..............................       (20.66%)          2.89%         (16.65%)         14.93%           8.53%
                                               ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .........    $   76,473      $   82,515      $   70,160      $   77,626      $   56,358
                                               ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets         1.04%           1.02%           1.00%           1.01%           1.14%

Ratio of net investment income to
   average net assets .....................         0.62%           0.35%           0.36%           0.35%           0.64%

Portfolio turnover rate ...................           18%             13%             25%             17%             15%

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES     COMMON STOCKS -- 95.3%                                 VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- 9.1%
    93,731     CarMax, Inc. (a) ...............................    $  1,365,661
    76,798     Fox Entertainment Group, Inc. (a) ..............       2,048,203
    27,830     Harrah's Entertainment, Inc. (a) ...............         993,531
   128,665     Liberty Media Corporation (a) ..................       1,251,910
    78,174     Walt Disney Company (The) ......................       1,330,521
                                                                   ------------
                                                                      6,989,826
                                                                   ------------
               CONSUMER STAPLES -- 10.4%
    56,463     Anheuser-Busch Companies, Inc. .................       2,631,740
    23,886     Coca-Cola Company ..............................         966,905
    97,226     SYSCO Corporation ..............................       2,473,429
    62,402     Walgreen Company ...............................       1,839,611
                                                                   ------------
                                                                      7,911,685
                                                                   ------------
               ENERGY -- 9.4%
    24,236     BP Amoco PLC - ADR .............................         935,267
    17,942     ChevronTexaco Corporation ......................       1,159,950
    25,643     EOG Resources, Inc. ............................       1,014,437
    47,776     Exxon Mobil Corporation ........................       1,669,771
    34,732     Murphy Oil Corporation .........................       1,534,113
    23,886     Schlumberger Limited ...........................         907,907
                                                                   ------------
                                                                      7,221,445
                                                                   ------------
               FINANCIALS -- 21.0%
    44,886     American Express Company .......................       1,491,562
    36,485     American International Group, Inc. .............       1,804,183
    26,267     Bank of America Corporation ....................       1,755,686
    52,646     BB&T Corporation ...............................       1,654,664
       636     Berkshire Hathaway, Inc. - Class B (a) .........       1,359,132
    33,869     Capital One Financial Corporation ..............       1,016,409
    41,148     FleetBoston Financial Corporation ..............         982,614
    33,356     Jefferson-Pilot Corporation ....................       1,283,539
    12,484     Markel Corporation (a) .........................       2,792,671
    36,397     SunTrust Banks, Inc. ...........................       1,916,302
                                                                   ------------
                                                                     16,056,762
                                                                   ------------
               HEALTHCARE -- 18.2%
    27,000     AMERIGROUP Corporation (a) .....................         790,020
    48,754     Amgen, Inc. (a) ................................       2,805,793
    22,801     Anthem, Inc. (a) ...............................       1,510,566
    46,265     Johnson & Johnson ..............................       2,677,355
    31,722     Merck & Company, Inc. ..........................       1,737,731
    50,292     Pfizer, Inc. ...................................       1,567,099
    39,276     Wyeth ..........................................       1,485,418
    27,631     Zimmer Holdings, Inc. (a) ......................       1,343,696
                                                                   ------------
                                                                     13,917,678
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS   (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 95.3% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INDUSTRIALS -- 11.1%
    31,197     Avery Dennison Corporation .....................    $  1,830,328
    31,062     Emerson Electric Company .......................       1,408,662
    21,803     General Dynamics Corporation ...................       1,200,691
    42,894     General Electric Company .......................       1,093,797
    17,095     Northrop Grumman Corporation ...................       1,466,751
   124,360     Tredegar Corporation ...........................       1,486,102
                                                                   ------------
                                                                      8,486,331
                                                                   ------------
               INFORMATION TECHNOLOGY -- 10.9%
    97,826     Cisco Systems, Inc. (a) ........................       1,261,956
    27,700     Dell Computer Corporation (a) ..................         756,487
    49,676     Hewlett-Packard Company ........................         772,462
    95,988     Intel Corporation ..............................       1,562,685
    23,170     International Business Machines Corporation ....       1,817,223
    89,080     Microsoft Corporation ..........................       2,156,627
                                                                   ------------
                                                                      8,327,440
                                                                   ------------
               MATERIALS -- 1.5%
    41,486     Dow Chemical Company (The) .....................       1,145,428
                                                                   ------------

               TELECOMMUNICATIONS SERVICES -- 1.2%
    46,341     SBC Communications, Inc. .......................         929,601
                                                                   ------------

               UTILITIES -- 2.5%
    34,608     Dominion Resources, Inc. .......................       1,916,245
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $79,992,708) .........    $ 72,902,441
                                                                   ------------

================================================================================
 PAR VALUE     U.S. TREASURY OBLIGATIONS-- 1.0%                       VALUE
--------------------------------------------------------------------------------
$  750,000     U.S. Treasury Bill, due 06/05/2003
                 (Cost $748,254) ..............................    $    748,489
                                                                   ------------

================================================================================
    SHARES     MONEY MARKETS -- 3.5%                                  VALUE
--------------------------------------------------------------------------------
 2,705,216     First American Treasury Obligation Fund -
                 Class S (Cost $2,705,216) ....................    $  2,705,216
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.8%
               (Cost $83,446,178) .............................    $ 76,356,146

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ...         117,339
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $ 76,473,485
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Distributions to Shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2003 and 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2003 was as follows:

--------------------------------------------------------------------------------
Undistributed Ordinary Income ...............................      $      6,333
Capital Loss Carryforwards ..................................        (7,096,541)
Other Losses ................................................        (1,040,803)
Unrealized Depreciation .....................................        (7,090,032)
                                                                   ------------
Total Distributable Earnings ................................      $(15,221,043)
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2003, the Fund had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                  Expires
                                  Amount         March 31,
--------------------------------------------------------------------------------
Davenport Equity Fund         $  2,030,329         2010
                                 5,066,212         2011
                              ------------
                              $  7,096,541
                              ============
--------------------------------------------------------------------------------

In addition, the Fund had net realized capital losses of $1,040,803 during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2004. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of investment securities of $83,446,178 as of March 31, 2003:

--------------------------------------------------------------------------------
Gross unrealized appreciation ...............................      $  6,322,199
Gross unrealized depreciation ...............................       (13,412,231)
                                                                   ------------
Net unrealized depreciation .................................      $ (7,090,032)
                                                                   ============
--------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,080,469 and $12,803,131, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                           Position Held           Length of
    Trustee                                  Address                               Age     with the Trust         Time Served
------------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.    931 Broad Street Road, Manakin-Sabot, VA               66   Chairman and Trustee   Since June 1991
*Austin Brockenbrough III    1802 Bayberry Court, Suite 400, Richmond, VA           66   Trustee                Since September 1988
*John T. Bruce               800 Main Street, Lynchburg, VA                         49   Trustee                Since September 1988
 J. Finley Lee               105 Gristmill Lane, Chapel Hill, NC                    63   Trustee                Since September 1988
*Richard Mitchell            150 Government Street, Mobile, AL                      53   Trustee                Since June 1991
 Richard L. Morrill          University of Richmond, Richmond, VA                   63   Trustee                Since March 1993
 Harris V. Morrissette       100 Jacintoport Boulevard, Saraland, AL                43   Trustee                Since March 1993
 Erwin H. Will, Jr.          47 Willway Avenue, Richmond, VA                        70   Trustee                Since July 1997
 Samuel B. Witt III          2300 Clarendon Boulevard, Suite 407, Arlington, VA     67   Trustee                Since November 1988
 Joseph L. Antrim III        One James Center, 901 E. Cary Street, Richmond, VA     57   President              Since November 1997
 John P. Ackerly IV          One James Center, 901 E. Cary Street, Richmond, VA     39   Vice President         Since November 1997
 J. Lee Keiger III           One James Center, 901 E. Cary Street, Richmond, VA     48   Vice President         Since November 1997
 Coleman Wortham III         One James Center, 901 E. Cary Street, Richmond, VA     57   Vice President         Since November 1997
 Robert G. Dorsey            135 Merchant Street, Suite 230, Cincinnati, OH         46   Vice President         Since November 2000
 Mark J. Seger               135 Merchant Street, Suite 230, Cincinnati, OH         41   Treasurer              Since November 2000
 John F. Splain              135 Merchant Street, Suite 230, Cincinnati, OH         46   Secretary              Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation.

================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of South Alabama Bancorporation, Inc. and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Coleman Wortham III is President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

================================================================================

                                [GRAPHIC OMITTED]


                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS

                         ------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND

                                  ANNUAL REPORT
                                 MARCH 31, 2003

                                  NO-LOAD FUNDS

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 16, 2003
================================================================================

The fiscal year ending March 31, 2003 was marked by weak economic conditions and uncertainty with regard to war, terrorism and a host of other issues. Stocks returned a negative 24.76%, as measured by the S&P 500. Bonds provided low double-digit positive returns as longer term interest rates continued to decline.

The FBP Contrarian Balanced and Equity Funds declined 16.16% and 26.61% respectively. There were few bright spots in the marketplace and most stocks and indices declined. In hindsight, we had the Funds positioned for an improving economic and stock market environment that did not unfold as we expected. Consumer discretionary, industrial and technology issues were particularly hard hit. However, the overall weak market provided the opportunity to purchase a number of new companies for the portfolio that have already helped improve returns or that we believe will reward us in the future. Watson Pharmaceutical, CVS, Best Buy, Sears, Monsanto, and American International Group are some examples. Not visible are the companies we decided to avoid, thus missing a number of very poor performers. Over the past year many companies have appeared to be attractive when their valuations were viewed against other companies or historical measures. Fortunately, upon thorough review and examination we passed on many companies that later experienced more serious financial flexibility, legal or management issues.

Longer term we are pleased with how we have protected your assets in this poor environment. Since the bear market began in March 2000, your Funds have compared very favorably to the S&P 500 on a cumulative basis, declining 3.06% and 14.12% for the Balanced and Equity Fund versus a negative 40.95% for the S&P for the three-year period ending 3/31/03.

We believe the worst is now behind us, with stocks having reached their lows last October and briefly testing these levels this past March. Why do we believe things should improve now? There are a number of reasons including a combination of low interest rates, stable consumer spending, an accommodative Federal Reserve, potential tax cuts, lower energy prices and several years of corporate restructuring that have set the stage for gradually improving corporate profits. Better than expected earnings reports from this past quarter were an indication of this potential. Obviously, headwinds and problems will appear along the way, but we expect more positives than negatives going forward. Changing expectations can have a powerful effect on security prices. Expectations have become very low after three years of bad news, so there is much room for improvement. Also, there is a lack of attractive investment alternatives. Cash and other fixed income yields are historically low. In our opinion, once stocks begin to perform better, the potential exists for sustained support for gradually rising stock prices. From the end of March through the writing of the letter, stocks have shown a nice recovery with the S&P 500 rising about 12% and the equities in your Funds appreciating similarly.

COMPARATIVE CHARTS

Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of a bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and most importantly, our people. We are very proud of our experienced, dedicated and stable staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

    FBP CONTRARIAN EQUITY FUND:                 STANDARD & POOR'S 500 INDEX:                  CONSUMER PRICE INDEX:
    ---------------------------                 ----------------------------                  ---------------------

              QTRLY                                       QTRLY                                        QTRLY
  DATE        RETURN      BALANCE            DATE         RETURN      BALANCE             DATE         RETURN       BALANCE
  ----        ------      -------            ----         ------      -------             ----         ------       -------
07/31/93                   10,000           07/31/93                   10,000            07/31/93                   10,000
09/30/93       3.05%       10,305           09/30/93       2.99%       10,299            09/30/93       0.40%       10,040
12/31/93       1.99%       10,510           12/31/93       2.32%       10,538            12/31/93       0.70%       10,110
03/31/94      -1.92%       10,308           03/31/94      -3.79%       10,139            03/31/94       0.50%       10,161
06/30/94       0.69%       10,379           06/30/94       0.42%       10,181            06/30/94       0.60%       10,222
09/30/94       7.34%       11,141           09/30/94       4.88%       10,678            09/30/94       0.90%       10,314
12/31/94      -1.30%       10,996           12/31/94      -0.02%       10,676            12/31/94       0.60%       10,376
03/31/95       6.42%       11,702           03/31/95       9.74%       11,716            03/31/95       0.80%       10,460
06/30/95       9.37%       12,798           06/30/95       9.55%       12,834            06/30/95       0.90%       10,554
09/30/95       8.53%       13,890           09/30/95       7.95%       13,854            09/30/95       0.40%       10,596
12/31/95       3.24%       14,340           12/31/95       6.02%       14,688            12/31/95       0.50%       10,649
03/31/96       5.71%       15,158           03/31/96       5.37%       15,477            03/31/96       0.80%       10,735
06/30/96       4.54%       15,846           06/30/96       4.49%       16,171            06/30/96       1.10%       10,853
09/30/96       2.42%       16,229           09/30/96       3.09%       16,671            09/30/96       0.44%       10,901
12/31/96       8.47%       17,604           12/31/96       8.34%       18,061            12/31/96       0.82%       10,991
03/31/97       1.30%       17,833           03/31/97       2.68%       18,545            03/31/97       0.70%       11,068
06/30/97      13.93%       20,318           06/30/97      17.46%       21,783            06/30/97       0.19%       11,088
09/30/97       9.47%       22,241           09/30/97       7.49%       23,414            09/30/97       0.44%       11,137
12/31/97      -0.73%       22,079           12/31/97       2.87%       24,086            12/31/97       0.62%       11,206
03/31/98      12.19%       24,770           03/31/98      13.95%       27,446            03/31/98       0.12%       11,220
06/30/98      -0.35%       24,684           06/30/98       3.30%       28,353            06/30/98       0.56%       11,282
09/30/98     -15.36%       20,893           09/30/98      -9.95%       25,532            09/30/98       0.42%       11,330
12/31/98      24.61%       26,035           12/31/98      21.30%       30,970            12/31/98       0.42%       11,378
03/31/99       2.51%       26,688           03/31/99       4.98%       32,513            03/31/99       0.24%       11,405
06/30/99      13.47%       30,283           06/30/99       7.05%       34,805            06/30/99       0.91%       11,509
09/30/99     -13.16%       26,296           09/30/99      -6.24%       32,631            09/30/99       0.54%       11,571
12/31/99       2.69%       27,005           12/31/99      14.88%       37,487            12/31/99       0.78%       11,662
03/31/00      -6.51%       25,246           03/31/00       2.29%       38,346            03/31/00       0.95%       11,772
06/30/00      -3.59%       24,339           06/30/00      -2.66%       37,328            06/30/00       1.00%       11,890
09/30/00       4.01%       25,313           09/30/00      -0.97%       36,966            09/30/00       0.76%       11,980
12/31/00       4.64%       26,487           12/31/00      -7.81%       34,079            12/31/00       0.75%       12,070
03/31/01       2.15%       27,057           03/31/01     -11.86%       30,037            03/31/01       0.98%       12,189
06/30/01       7.42%       29,064           06/30/01       5.85%       31,795            06/30/01       1.08%       12,320
09/30/01     -12.12%       25,541           09/30/01     -14.68%       27,128            09/30/01      -0.11%       12,307
12/31/01      15.51%       29,502           12/31/01      10.69%       30,026            12/31/01      -0.06%       12,299
03/31/02       0.14%       29,543           03/31/02       0.27%       30,109            03/31/02       0.23%       12,328
06/30/02     -12.74%       25,779           06/30/02     -13.40%       26,074            06/30/02       1.12%       12,466
09/30/02     -16.85%       21,437           09/30/02     -17.28%       21,568            09/30/02       0.50%       12,528
12/31/02       7.75%       23,098           12/31/02       8.44%       23,389            12/31/02       0.33%       12,569
03/31/03      -6.14%       21,681           03/31/03      -3.15%       22,652            03/31/03       0.99%       12,694

Past performance is not predictive of future performance.

----------------------------------------
|      FBP CONTRARIAN EQUITY FUND      |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
|                                      |
|  1 YEAR   5 YEARS  SINCE INCEPTION*  |
| (26.61%)  (2.63%)       8.33%        |
----------------------------------------

             *Initial public offering of shares was July 30, 1993.


                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
 BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

   FBP CONTRARIAN BALANCED FUND:                 STANDARD & POOR'S 500 INDEX:                 CONSUMER PRICE INDEX:
   -----------------------------                 ----------------------------                 ---------------------

                           QTRLY                           QTRLY                                        QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE             DATE          RETURN      BALANCE
  ----        ------      -------             ----        ------      -------             ----          ------      -------
03/31/92                   10,000           03/31/92                   10,000            03/31/92                   10,000
06/30/92       1.80%       10,180           06/30/92       1.90%       10,190            06/30/92       0.80%       10,080
09/30/92       0.89%       10,271           09/30/92       3.15%       10,511            09/30/92       0.70%       10,151
12/31/92       5.82%       10,869           12/31/92       5.03%       11,040            12/31/92       0.80%       10,232
03/31/93       3.75%       11,276           03/31/93       4.36%       11,521            03/31/93       0.90%       10,325
06/30/93       0.74%       11,360           06/30/93       0.48%       11,576            06/30/93       0.60%       10,387
09/30/93       4.13%       11,829           09/30/93       2.58%       11,875            09/30/93       0.40%       10,428
12/31/93       1.04%       11,952           12/31/93       2.32%       12,150            12/31/93       0.70%       10,501
03/31/94      -2.00%       11,713           03/31/94      -3.79%       11,690            03/31/94       0.50%       10,554
06/30/94       0.12%       11,728           06/30/94       0.42%       11,739            06/30/94       0.60%       10,617
09/30/94       4.83%       12,294           09/30/94       4.88%       12,312            09/30/94       0.90%       10,713
12/31/94      -0.97%       12,175           12/31/94      -0.02%       12,309            12/31/94       0.60%       10,777
03/31/95       6.35%       12,948           03/31/95       9.74%       13,508            03/31/95       0.80%       10,864
06/30/95       7.70%       13,944           06/30/95       9.55%       14,798            06/30/95       0.90%       10,962
09/30/95       6.43%       14,841           09/30/95       7.95%       15,974            09/30/95       0.40%       11,006
12/31/95       3.10%       15,301           12/31/95       6.02%       16,936            12/31/95       0.50%       11,061
03/31/96       3.96%       15,908           03/31/96       5.37%       17,845            03/31/96       0.80%       11,150
06/30/96       3.40%       16,448           06/30/96       4.49%       18,646            06/30/96       1.10%       11,273
09/30/96       1.70%       16,728           09/30/96       3.09%       19,222            09/30/96       0.44%       11,322
12/31/96       6.62%       17,835           12/31/96       8.34%       20,824            12/31/96       0.82%       11,415
03/31/97       0.92%       17,999           03/31/97       2.68%       21,383            03/31/97       0.70%       11,495
06/30/97      11.41%       20,052           06/30/97      17.46%       25,116            06/30/97       0.19%       11,517
09/30/97       7.62%       21,580           09/30/97       7.49%       26,997            09/30/97       0.44%       11,567
12/31/97      -0.30%       21,515           12/31/97       2.87%       27,772            12/31/97       0.62%       11,639
03/31/98       8.94%       23,438           03/31/98      13.95%       31,646            03/31/98       0.12%       11,653
06/30/98       0.90%       23,650           06/30/98       3.30%       32,691            06/30/98       0.56%       11,718
09/30/98     -10.04%       21,276           09/30/98      -9.95%       29,439            09/30/98       0.42%       11,768
12/31/98      16.44%       24,772           12/31/98      21.30%       35,709            12/31/98       0.42%       11,817
03/31/99       2.88%       25,486           03/31/99       4.98%       37,488            03/31/99       0.24%       11,845
06/30/99       8.78%       27,723           06/30/99       7.05%       40,131            06/30/99       0.91%       11,953
09/30/99      -9.14%       25,191           09/30/99      -6.24%       37,625            09/30/99       0.54%       12,018
12/31/99       3.57%       26,089           12/31/99      14.88%       43,223            12/31/99       0.78%       12,112
03/31/00      -4.14%       25,009           03/31/00       2.29%       44,214            03/31/00       0.95%       12,227
06/30/00      -3.07%       24,242           06/30/00      -2.66%       43,040            06/30/00       1.00%       12,349
09/30/00       4.03%       25,219           09/30/00      -0.97%       42,623            09/30/00       0.76%       12,443
12/31/00       4.54%       26,364           12/31/00      -7.81%       39,294            12/31/00       0.75%       12,536
03/31/01       1.82%       26,844           03/31/01     -11.86%       34,633            03/31/01       0.98%       12,659
06/30/01       5.04%       28,197           06/30/01       5.85%       36,660            06/30/01       1.08%       12,796
09/30/01      -6.91%       26,250           09/30/01     -14.68%       31,279            09/30/01      -0.11%       12,782
12/31/01      10.40%       28,980           12/31/01      10.69%       34,621            12/31/01      -0.06%       12,774
03/31/02      -0.21%       28,919           03/31/02       0.27%       34,716            03/31/02       0.23%       12,803
06/30/02      -8.71%       23,410           06/30/02     -13.40%       26,095            06/30/02       1.12%       12,540
09/30/02     -10.78%       20,887           09/30/02     -17.28%       21,586            09/30/02       0.50%       12,602
12/31/02       6.15%       22,171           12/31/02       8.44%       23,408            12/31/02       0.33%       12,644
03/31/03      -3.03%       21,499           03/31/03      -3.15%       22,670            03/31/03       0.99%       12,769

Past performance is not predictive of future performance.

----------------------------------------
|     FBP CONTRARIAN BALANCED FUND     |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2003)  |
|                                      |
|    1 YEAR    5 YEARS    10 YEARS     |
|   (16.16%)    0.68%       7.95%      |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS-- 99.0%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 14.8%
    22,500    Applebee's International, Inc. ..................    $    630,900
    35,000    Best Buy Company, Inc. (a) ......................         943,950
    65,000    Circuit City Stores - Circuit City Group ........         338,000
    18,000    CVS Corporation .................................         429,300
    44,000    Dana Corporation ................................         310,640
    85,000    Dillard's, Inc. .................................       1,098,200
     6,600    Eastman Kodak Company ...........................         195,360
    47,000    May Department Stores Company ...................         934,830
    30,000    Monsanto Company ................................         492,000
    23,000    Sears, Roebuck & Company ........................         555,450
    12,000    Wal-Mart Stores, Inc. ...........................         624,360
    13,000    Whirlpool Corporation ...........................         637,390
                                                                   ------------
                                                                      7,190,380
                                                                   ------------
              CONSUMER STAPLES -- 6.2%
    33,000    Altria Group, Inc. ..............................         988,680
    59,850    Archer-Daniels-Midland Company ..................         646,380
    35,000    Kroger Company (The) (a) ........................         460,250
    59,600    SUPERVALU, Inc. .................................         923,800
                                                                   ------------
                                                                      3,019,110
                                                                   ------------
              ENERGY -- 5.5%
    22,000    Kerr-McGee Corporation ..........................         893,420
    52,000    Marathon Oil Corporation ........................       1,246,440
    14,000    Schlumberger, Limited ...........................         532,140
                                                                   ------------
                                                                      2,672,000
                                                                   ------------
              FINANCIALS -- 29.3%
    29,000    American Express Company ........................         963,670
     6,000    American International Group ....................         296,700
    30,000    Bank of America Corporation .....................       2,005,200
    33,000    Bank One Corporation ............................       1,142,460
    45,000    Citigroup, Inc. .................................       1,550,250
    22,000    Freddie Mac .....................................       1,168,200
    13,000    Jefferson Pilot Corporation .....................         500,240
    50,000    J.P. Morgan Chase & Company .....................       1,185,500
    40,000    Saint Paul Companies, Inc. ......................       1,272,000
     7,000    SLM Corporation .................................         776,440
    65,000    Travelers Property Casualty Corporation - Class B         917,150
    76,000    Unumprovident Corporation .......................         744,800
    50,000    Wachovia Corporation ............................       1,703,500
                                                                   ------------
                                                                     14,226,110
                                                                   ------------
              HEALTH CARE -- 8.6%
    46,000    Bristol-Myers Squibb Company ....................         971,980
    24,000    Johnson & Johnson ...............................       1,388,880
    20,000    Merck & Company, Inc. ...........................       1,095,600
    25,000    Watson Pharmaceuticals, Inc. (a) ................         719,250
                                                                   ------------
                                                                      4,175,710
                                                                   ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 14.5%
   125,000    Cendant Corporation (a) .........................    $  1,587,500
    19,000    FedEx Corporation (b) ...........................       1,046,330
    43,000    General Electric Company ........................       1,096,500
    53,000    Trinity Industries, Inc. ........................         912,660
    81,000    Tyco International, Limited .....................       1,041,660
    15,000    Union Pacific Corporation .......................         825,000
    25,000    Waste Management, Inc. ..........................         529,500
                                                                   ------------
                                                                      7,039,150
                                                                   ------------
              INFORMATION TECHNOLOGY -- 12.3%
    35,000    Agilent Technologies, Inc. (a) (b) ..............         460,250
     7,000    Electronic Data Systems Corporation .............         123,200
    30,000    Harris Corporation ..............................         833,100
    72,950    Hewlett-Packard Company .........................       1,134,373
    25,000    International Business Machines Corporation .....       1,960,750
    56,000    Microsoft Corporation ...........................       1,355,760
    47,500    Novell, Inc. (a) ................................         102,125
                                                                   ------------
                                                                      5,969,558
                                                                   ------------
              MATERIALS -- 4.5%
    20,000    Dow Chemical Company ............................         552,200
    40,000    Engelhard Corporation ...........................         856,800
    35,000    Great Lakes Chemical Corporation ................         777,000
                                                                   ------------
                                                                      2,186,000
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 3.3%
    45,000    Verizon Communications, Inc. ....................       1,590,750
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $48,916,224) ..........    $ 48,068,768
                                                                   ------------

================================================================================
    PAR
   VALUE      SHORT-TERM CORPORATE NOTES-- 1.6%                       VALUE
--------------------------------------------------------------------------------
$   63,809    American Family Financial Services Demand Note ..    $     63,809
   637,134    U.S. Bank N.A. Demand Note ......................         637,134
    57,328    Wisconsin Corporate Central Credit Union
              Variable Demand Note ............................          57,328
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $758,271)     $    758,271
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.6%
              (Cost $49,674,495) ..............................    $ 48,827,039

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6)% ..        (274,910)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 48,552,129
                                                                   ============

(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2003
================================================================================
  OPTION                                          VALUE OF        PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                OPTIONS         RECEIVED
--------------------------------------------------------------------------------
        25    Agilent Technologies, Inc.,
                5/17/2003 at $20 .............    $    375       $    5,407
        25    Agilent Technologies, Inc.,
                1/17/2004 at $25 .............          --            5,952
        50    FedEx Corporation,
                4/19/2003 at $60 .............       1,000           14,139
                                                  --------       ----------
                                                  $  1,375       $   25,498
                                                  ========       ==========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS -- 67.6%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 10.5%
    13,500    Applebee's International, Inc. ..................    $    378,540
    20,000    Best Buy Company, Inc. (a) ......................         539,400
    42,000    Circuit City Stores - Circuit City Group ........         218,400
    13,500    CVS Corporation .................................         321,975
    28,000    Dana Corporation ................................         197,680
    49,000    Dillard's, Inc. .................................         633,080
     8,000    Eastman Kodak Company ...........................         236,800
    25,000    May Department Stores Company ...................         497,250
    17,000    Monsanto Company ................................         278,800
    15,000    Sears, Roebuck & Company ........................         362,250
     9,500    Wal-Mart Stores, Inc. ...........................         494,285
    10,000    Whirlpool Corporation ...........................         490,300
                                                                   ------------
                                                                      4,648,760
                                                                   ------------
              CONSUMER STAPLES -- 4.0%
    18,000    Altria Group, Inc. ..............................         539,280
    40,000    Archer-Daniels-Midland Company ..................         432,000
    20,000    Kroger Company (The) (a) ........................         263,000
    33,900    SUPERVALU, Inc. .................................         525,450
                                                                   ------------
                                                                      1,759,730
                                                                   ------------
              ENERGY -- 3.7%
    14,000    Kerr-McGee Corporation ..........................         568,540
    33,000    Marathon Oil Corporation ........................         791,010
     7,700    Schlumberger, Limited ...........................         292,677
                                                                   ------------
                                                                      1,652,227
                                                                   ------------
              FINANCIALS -- 20.3%
    18,000    American Express Company ........................         598,140
     6,200    American International Group ....................         306,590
    20,000    Bank of America Corporation .....................       1,336,800
    18,000    Bank One Corporation ............................         623,160
    30,000    Citigroup, Inc. .................................       1,033,500
    12,000    Freddie Mac .....................................         637,200
     8,500    Jefferson Pilot Corporation .....................         327,080
    34,000    J.P. Morgan Chase & Company .....................         806,140
    24,000    Saint Paul Companies, Inc. ......................         763,200
     5,500    SLM Corporation .................................         610,060
    42,000    Travelers Property Casualty Corporation - Class B         592,620
    42,500    Unumprovident Corporation .......................         416,500
    28,000    Wachovia Corporation ............................         953,960
                                                                   ------------
                                                                      9,004,950
                                                                   ------------
              HEALTHCARE -- 5.5%
    22,000    Bristol-Myers Squibb Company ....................         464,860
    15,000    Johnson & Johnson ...............................         868,050
    11,000    Merck & Company, Inc. ...........................         602,580
    17,000    Watson Pharmaceuticals, Inc. (a) ................         489,090
                                                                   ------------
                                                                      2,424,580
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 67.6% (Continued)                       VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 9.5%
    75,000    Cendant Corporation (a) .........................    $    952,500
    12,000    FedEx Corporation (b) ...........................         660,840
    26,000    General Electric Company ........................         663,000
    29,000    Trinity Industries, Inc. ........................         499,380
    45,000    Tyco International, Limited .....................         578,700
     8,000    Union Pacific Corporation .......................         440,000
    20,000    Waste Management, Inc. ..........................         423,600
                                                                   ------------
                                                                      4,218,020
                                                                   ------------
              INFORMATION TECHNOLOGY -- 7.9%
    23,000    Agilent Technologies, Inc. (a) (b) ..............         302,450
     6,500    Electronic Data Systems Corporation .............         114,400
    16,000    Harris Corporation ..............................         444,320
    50,500    Hewlett-Packard Company .........................         785,275
    14,000    International Business Machines Corporation .....       1,098,020
    30,000    Microsoft Corporation ...........................         726,300
    25,000    Novell, Inc. (a) ................................          53,750
                                                                   ------------
                                                                      3,524,515
                                                                   ------------
              MATERIALS -- 4.0%
    18,000    Dow Chemical Company ............................         496,980
    39,000    Englehard Company ...............................         835,380
    19,900    Great Lakes Chemical Corporation ................         441,780
                                                                   ------------
                                                                      1,774,140
                                                                   ------------
              TELECOMMUNICATION SERVICES -- 2.2%
    27,000    Verizon Communications, Inc. ....................         954,450
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $25,305,317) ..........    $ 29,961,372
                                                                   ------------

================================================================================
    SHARES    EXCHANGE TRADED FUNDS -- 0.6%                           VALUE
--------------------------------------------------------------------------------
    6,000     iShares Russell 1000 Value Index Fund
              (Cost $336,300) .................................    $    260,400
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 8.0%           VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 2.3%
$  500,000      3.875%, due 7/31/2003 .........................    $    504,590
   500,000      3.00%, due 2/29/2004 ..........................         508,340
                                                                   ------------
                                                                      1,012,930
                                                                   ------------
              FEDERAL HOME LOAN BANK -- 2.3%
 1,000,000      7.00%, due 7/2/2009 ...........................       1,013,334
                                                                   ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.1%
   500,000      4.05%, due 11/30/2004 .........................         502,261
                                                                   ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 2.3%
   500,000      3.05%, due 12/12/2005 .........................         504,618
   500,000      4.10%, due 1/18/2006 ..........................         503,377
                                                                   ------------
                                                                      1,007,995
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $3,513,294) ...............................    $  3,536,520
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 20.1%                                VALUE
--------------------------------------------------------------------------------
              FINANCE -- 8.3%
              Allstate Corporation,
$  500,000      7.875%, due 5/1/2005 ..........................    $    558,632
              Aon Corporation,
   500,000      6.90%, due 7/1/2004 ...........................         524,799
              Bankers Trust New York Corporation,
   750,000      7.375%, due 5/1/2008 ..........................         868,491
              CIT Group, Inc.,
   500,000      5.625%, 5/17/2004 .............................         516,915
              Northern Trust Company,
 1,000,000      7.10%, due 8/1/2009 ...........................       1,183,529
                                                                   ------------
                                                                      3,652,366
                                                                   ------------
              INDUSTRIAL -- 6.9%
              Berkshire Hathaway, Inc.,
   500,000      9.75%, due 1/15/2018 ..........................         512,880
              Gap, Inc.,
   500,000      5.625%, due 5/1/2003 ..........................         500,625
              Georgia Pacific Corporation,
   500,000      9.875%, due 11/1/2021 .........................         450,000
              Raychem Corporation,
 1,000,000      7.20%, due 10/15/2008 .........................         990,000
              Ryder System, Inc.,
   560,000      6.60%, due 11/15/2005 .........................         608,394
                                                                   ------------
                                                                      3,061,899
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 20.1% (Continued)                     VALUE
--------------------------------------------------------------------------------
              UTILITIES -- 4.9%
              AT&T Broadband Corporation,
$  481,000      9.455%, 11/15/2022 ............................    $    605,394
              AT&T Corporation,
    30,000      8.625%, due 12/1/2031 .........................          31,050
              El Paso Natural Gas Company,
   500,000      6.75%, due 11/15/2003 .........................         492,500
              Ohio Power Company,
 1,000,000      6.75%, due 7/1/2004 ...........................       1,052,299
                                                                   ------------
                                                                      2,181,243
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $8,336,770) .........    $  8,895,508
                                                                   ------------

================================================================================
 PAR VALUE    SHORT-TERM CORPORATE NOTES-- 3.9%                       VALUE
--------------------------------------------------------------------------------
$1,271,780    American Family Financial Services Demand Note ..    $  1,271,780
   358,437    U.S. Bank N.A. Demand Note ......................         358,437
   116,872    Wisconsin Corporate Central Credit Union
              Variable Demand Note ............................         116,872
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,747,089)   $  1,747,089
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.2%
              (Cost $39,238,770) ..............................    $ 44,400,889

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2)% ..         (67,597)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 44,333,292
                                                                   ============
(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2003
================================================================================
  OPTION                                          VALUE OF        PREMIUMS
 CONTRACTS    COVERED CALL OPTIONS                OPTIONS         RECEIVED
--------------------------------------------------------------------------------
        25    Agilent Technologies, Inc.,
                5/17/2003 at $20 .............    $    375       $    5,407
        25    Agilent Technologies, Inc.,
                1/17/2004 at $25 .............          --            5,952
        30    FedEx Corporation,
                4/19/2003 at $60 .............         600            8,492
                                                  --------       ----------
                                                  $    975       $   19,851
                                                  ========       ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=============================================================================================
                                                                    FBP              FBP
                                                                 CONTRARIAN       CONTRARIAN
                                                                   EQUITY          BALANCED
                                                                    FUND             FUND
---------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..................................    $ 49,674,495     $ 39,238,770
                                                                ============     ============
      At value (Note 1) ....................................    $ 48,827,039     $ 44,400,889
   Dividends and interest receivable .......................         100,030          311,747
   Receivable for capital shares sold ......................           3,264           16,724
   Other assets ............................................           5,824            3,985
                                                                ------------     ------------
      TOTAL ASSETS .........................................      48,936,157       44,733,345
                                                                ------------     ------------
LIABILITIES
   Dividends payable .......................................          33,060           25,957
   Payable for investment securities purchased .............         302,326          312,404
   Payable for capital shares redeemed .....................             805           20,317
   Accrued investment advisory fees (Note 3) ...............          28,950           26,429
   Accrued administration fees (Note 3) ....................           5,700            5,200
   Other accrued expenses and liabilities ..................          11,812            8,771
   Covered call options, at value (Notes 1 and 4)
      (premiums received $25,498 and $19,851, respectively)            1,375              975
                                                                ------------     ------------
      TOTAL LIABILITIES ....................................         384,028          400,053
                                                                ------------     ------------

NET ASSETS .................................................    $ 48,552,129     $ 44,333,292
                                                                ============     ============

Net assets consist of:
   Paid-in capital .........................................    $ 51,988,044     $ 39,773,877
   Undistributed net investment income .....................           5,251           20,407
   Accumulated net realized losses from
      security transactions ................................      (2,617,833)        (641,987)
   Net unrealized appreciation (depreciation) on investments        (823,333)       5,180,995
                                                                ------------     ------------
Net assets .................................................    $ 48,552,129     $ 44,333,292
                                                                ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ...       2,835,831        3,066,583
                                                                ============     ============

Net asset value, offering price and redemption
   price per share (Note 1) ................................    $      17.12     $      14.46
                                                                ============     ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003
================================================================================
                                                       FBP             FBP
                                                    CONTRARIAN      CONTRARIAN
                                                      EQUITY         BALANCED
                                                       FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .....................................  $     27,749    $    929,536
   Dividends ....................................     1,099,176         633,421
                                                   ------------    ------------
      TOTAL INVESTMENT INCOME ...................     1,126,925       1,562,957
                                                   ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ............       382,258         330,463
   Administration fees (Note 3) .................        73,302          65,138
   Professional fees ............................        13,765          14,819
   Postage and supplies .........................        16,497          12,003
   Trustees' fees and expenses ..................        12,563          12,563
   Custodian fees ...............................        11,263           7,744
   Registration fees ............................         9,437           6,335
   Printing of shareholder reports ..............         7,244           4,670
   Insurance expense ............................         4,375           4,375
   Other expenses ...............................        15,877          15,341
                                                   ------------    ------------
      TOTAL EXPENSES ............................       546,581         473,451
                                                   ------------    ------------

NET INVESTMENT INCOME ...........................       580,344       1,089,506
                                                   ------------    ------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
   Net realized losses on security transactions .    (2,365,361)       (710,015)
   Net realized gains on option contracts written       100,944          70,053
   Net change in unrealized appreciation/
      depreciation on investments ...............   (15,708,256)     (9,024,208)
                                                   ------------    ------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...............................   (17,972,673)     (9,664,170)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..............................  $(17,392,329)   $ (8,574,664)
                                                   ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================
                                                     FBP CONTRARIAN                    FBP CONTRARIAN
                                                       EQUITY FUND                      BALANCED FUND
                                              ---------------------------------------------------------------
                                                  YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                  2003             2002             2003             2002
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................    $    580,344     $    469,924     $  1,089,506     $  1,136,311
   Net realized gains (losses) on:
      Security transactions ..............      (2,365,361)         973,649         (710,015)       1,446,524
      Option contracts written ...........         100,944            9,240           70,053           13,860
   Net change in unrealized appreciation/
      depreciation on investments ........     (15,708,256)       3,844,999       (9,024,208)       1,200,706
                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets
   from operations .......................     (17,392,329)       5,297,812       (8,574,664)       3,797,401
                                              ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............        (580,586)        (472,216)      (1,128,186)      (1,123,595)
   From net realized gains ...............              --               --               --       (1,462,422)
                                              ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders .........        (580,586)        (472,216)      (1,128,186)      (2,586,017)
                                              ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      19,331,027       10,592,130        3,084,060        2,295,326
   Net asset value of shares issued
      in reinvestment of distributions
      to shareholders ....................         447,881          364,221        1,037,813        2,488,605
   Payments for shares redeemed ..........     (15,910,461)      (8,075,278)      (2,894,644)      (3,282,393)
                                              ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions ............       3,868,447        2,881,073        1,227,229        1,501,538
                                              ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................     (14,104,468)       7,706,669       (8,475,621)       2,712,922

NET ASSETS
   Beginning of year .....................      62,656,597       54,949,928       52,808,913       50,095,991
                                              ------------     ------------     ------------     ------------
   End of year ...........................    $ 48,552,129     $ 62,656,597     $ 44,333,292     $ 52,808,913
                                              ============     ============     ============     ============

UNDISTRIBUTED NET
   INVESTMENT INCOME .....................    $      5,251     $      5,493     $     20,407     $     59,087
                                              ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold ..................................       1,001,736          470,709          199,584          128,926
   Reinvested ............................          24,745           16,117           69,712          142,272
   Redeemed ..............................        (846,273)        (353,689)        (189,091)        (187,328)
                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....         180,208          133,137           80,205           83,870
   Shares outstanding at beginning of year       2,655,623        2,522,486        2,986,378        2,902,508
                                              ------------     ------------     ------------     ------------
   Shares outstanding at end of year .....       2,835,831        2,655,623        3,066,583        2,986,378
                                              ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    23.59      $    21.78      $    20.82      $    22.57      $    21.45
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ....................          0.20            0.18            0.25            0.18            0.13
   Net realized and unrealized gains (losses)
      on investments ........................         (6.47)           1.81            1.22           (1.38)           1.50
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (6.27)           1.99            1.47           (1.20)           1.63
                                                 ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .....         (0.20)          (0.18)          (0.25)          (0.18)          (0.13)
   Distributions from net realized gains ....            --              --           (0.26)          (0.37)          (0.38)
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.20)          (0.18)          (0.51)          (0.55)          (0.51)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $    17.12      $    23.59      $    21.78      $    20.82      $    22.57
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (26.61%)          9.19%           7.17%          (5.40%)          7.74%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   48,552      $   62,657      $   54,950      $   55,791      $   44,978
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .....         1.00%           0.97%           0.98%           1.04%           1.08%

Ratio of net investment income to
   average net assets .......................         1.06%           0.80%           1.18%           0.83%           0.63%

Portfolio turnover rate .....................           12%             15%             26%             20%             18%

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2003           2002(a)          2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    17.68      $    17.26      $    17.70      $    19.36      $    19.08
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ....................          0.36            0.39            0.44            0.40            0.39
   Net realized and unrealized gains (losses)
      on investments ........................         (3.21)           0.92            0.81           (0.74)           1.21
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (2.85)           1.31            1.25           (0.34)           1.60
                                                 ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income .....         (0.37)          (0.39)          (0.44)          (0.40)          (0.39)
   Distributions from net realized gains ....            --           (0.50)          (1.25)          (0.92)          (0.93)
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.37)          (0.89)          (1.69)          (1.32)          (1.32)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $    14.46      $    17.68      $    17.26      $    17.70      $    19.36
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (16.16%)          7.73%           7.34%          (1.87%)          8.74%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   44,333      $   52,809      $   50,096      $   59,673      $   64,963
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .....         1.00%           0.98%           0.99%           1.02%           1.04%

Ratio of net investment income to
   average net assets .......................         2.31%           2.20%(a)        2.43%           2.11%           2.05%

Portfolio turnover rate .....................           21%             20%             13%             31%             25%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

--------------------------------------------------------------------------------
                               Year
                              Ended      Ordinary     Long-Term        Total
                             March 31,    Income    Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund     2003    $   580,586   $        --    $   580,586
                               2002    $   472,216   $        --    $   472,216
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund   2003    $ 1,128,186   $        --    $ 1,128,186
                               2002    $ 1,123,595   $ 1,462,422    $ 2,586,017
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 FBP CONTRARIAN   FBP CONTRARIAN
                                                   EQUITY FUND     BALANCED FUND
--------------------------------------------------------------------------------
Undistributed Ordinary Income ................    $      5,251     $      7,644
Capital Loss Carryforwards ...................      (1,746,285)        (356,837)
Other Losses .................................        (871,548)        (288,995)
Unrealized Appreciation (Depreciation) .......        (823,333)       5,197,603
                                                  ------------     ------------
Total Distributable Earnings .................    $ (3,435,915)    $  4,559,415
                                                  ============     ============
--------------------------------------------------------------------------------

As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund                   $   353,416        2010
                                               1,392,869        2011
                                             -----------
                                             $ 1,746,285
                                             ===========
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund                 $   356,837        2011
                                             ===========
--------------------------------------------------------------------------------

In addition, the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund had net realized capital losses of $871,548 and $289,098, respectively during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of investment securities as of March 31, 2003:

--------------------------------------------------------------------------------
                                                 FBP CONTRARIAN   FBP CONTRARIAN
                                                   EQUITY FUND     BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $  8,559,778     $  9,537,340
Gross unrealized depreciation ................      (9,383,111)      (4,339,737)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $   (823,333)    $  5,197,603
                                                  ============     ============
Federal income tax cost ......................    $ 49,648,997     $ 39,202,311
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Contrarian Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States of America.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,555,644 and $6,489,911, respectively, for the FBP Contrarian Equity Fund and $10,732,232 and $9,303,288, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2003 is as follows:

-----------------------------------------------------------------------------------------
                                              FBP CONTRARIAN           FBP CONTRARIAN
                                                EQUITY FUND             BALANCED FUND
                                           ----------------------------------------------
                                            OPTION       OPTION      OPTION       OPTION
                                           CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at beginning of year         310   $ 100,943          230   $  70,052
Options written ........................         100      25,498           80      19,851
Options expired ........................        (310)   (100,943)        (230)    (70,052)
                                           ---------   ---------    ---------   ---------
Options outstanding at end of year .....         100   $  25,498           80   $  19,851
                                           =========   =========    =========   =========
-----------------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             Tait, Weller & Baker
Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                                POSITION HELD       LENGTH OF
TRUSTEE                       ADDRESS                                 AGE       WITH THE TRUST      TIME SERVED
------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road                   66        Chairman and        Since
                              Manakin-Sabot, VA                                 Trustee             June 1991
------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court, Suite 400          66        Trustee             Since
                              Richmond, VA                                                          September 1988
------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                         50        Trustee and         Since
                              Lynchburg, VA                                     Vice President      September 1988
------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive                   63        Trustee             Since
                              Chapel Hill, NC                                                       September 1988
------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street                   53        Trustee             Since
                              Mobile, AL                                                            June 1991
------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            University of Richmond                  63        Trustee             Since
                              Richmond, VA                                                          March 1993
------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard               43        Trustee             Since
                              Saraland, AL                                                          March 1993
------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                       70        Trustee             Since
                              Richmond, VA                                                          July 1997
------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard, Suite 407     67        Trustee             Since
                              Arlington, VA                                                         November 1988
------------------------------------------------------------------------------------------------------------------
John M. Flippin               800 Main Street                         61        President           Since
                              Lynchburg, VA                                                         September 1998
------------------------------------------------------------------------------------------------------------------
R. Gregory Porter III         800 Main Street                         61        Vice President      Since
                              Lynchburg, VA                                                         September 1998
------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230          46        Vice President      Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230          41        Treasurer           Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230          46        Secretary           Since
                              Cincinnati, OH                                                        November 2000
------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

================================================================================
Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Pricipal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1127.

================================================================================

                                [GRAPHIC OMITTED]

                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS
                         ------------------------------

                         INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                         800 Main Street, Second Floor
                         P.O. Box 6138
                         Lynchburg, Virginia 24505
                         TOLL-FREE 1-800-327-9375
                         WWW.FBPINC.COM

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707
                         TOLL-FREE 1-866-738-1127

                         CUSTODIAN
                         U.S. Bank
                         425 Walnut Street
                         Cincinnati, Ohio  45202

                         INDEPENDENT AUDITORS
                         Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                         Philadelphia, PA 19103

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109

                         OFFICERS
                         John M. Flippin, President
                         John T. Bruce, Vice President
                            and Portfolio Manager
                         R. Gregory Porter, III, Vice President

                         TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         J. Finley Lee, Jr.
                         Richard Mitchell
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

================================================================================

               ==================================================
               |                                                |
               |                      THE                       |
               |               GOVERNMENT STREET                |
               |                     FUNDS                      |
               |                                                |
               |                                                |
               |              No-Load Mutual Funds              |
               |                                                |
               |                                                |
               |                 Annual Report                  |
               |                 March 31, 2003                 |
               |                                                |
               ==================================================

                         T. Leavell & Associates, Inc.
                               ------------------
                               INVESTMENT ADVISER
                               ------------------
                                  Founded 1979


               ==================================================
               |                                                |
               |       The Government Street Equity Fund        |
               |        The Government Street Bond Fund         |
               |         The Alabama Tax Free Bond Fund         |
               |                                                |
               ==================================================

LETTER FROM THE PRESIDENT                                         APRIL 25, 2003
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2003.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     This year marks the fourth consecutive year in which The Government Street Equity Fund (GSEF), with a return of -24.47% for the 12 months ended March 31, 2003, has outperformed the S&P 500 Index, which returned -24.76% during the same period. In addition, the Fund has outperformed both the S&P 500 Index and the Lipper Large Capitalization Core Index for the 3 and 5 year time periods ended March 31, 2003.

     The GSEF is designed to provide a core investment in an investor's common stock portfolio. We believe that the S&P 500 Index is representative of the general market performance of common stocks, and it serves as the Fund's benchmark for relative performance. The Fund seeks to exceed the performance of the Index through a process of quantified stock selection while controlling risk with broad diversification. At March 31, 2003, the GSEF held 136 stocks representing approximately 70 industry categories and many more sub-industry classifications. Although the Fund's absolute performance during its fiscal year is disappointing, on a relative basis it performed exactly as it is designed to do.

     Having said this, however, we are keenly aware that investors who have experienced the erosion of the value of their stock portfolios over the past three years may not be impressed or reassured by relative return comparisons. During extended periods of market decline (such as we have experienced since March, 2000) investors are inclined to focus on absolute returns (rather than on relative ones). As a result, many investors are tempted to abandon the stock market in favor of financial instruments that are certain to provide at least some level of positive investment return - short term U.S. Treasury Obligations, Certificates of Deposit and Money Market Funds.

     For those who give in to this temptation, there is the greater risk of depriving themselves of the opportunity to participate in the market's recovery and the ability to recoup market losses. This has not been the case for shareholders of The Government Street Equity Fund. In fact, during the twelve months ended March 31, 2003 there were net additions to The Government Street Equity Fund of over $9 million. We are pleased and gratified by that show of confidence in the Fund.

     As we have shared with our clients over the years, we do not pretend to be able to predict what will happen with financial markets. Yet, the conditions that currently exist in America - low interest rates, affordable energy, continuing productivity increases (without inflation), broad access to homeownership - are very favorable for a growing economy and for positive stock market returns. In addition, the successful resolution of the War in Iraq and the lowering of tensions related to the threat of terrorism have reduced investor anxiety and uncertainty. All signs point to the enactment of a tax bill that is likely to have a positive impact on the economy. Taken together, all of these things give us a high degree of confidence that an investment in the U.S. stock market will be rewarded in the years to come.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     Market interest rates continued to decline during the year ended March 31, 2003, reaching levels that have not been experienced in more than 40 years. As a result, the bond market had another strong year in 2002 and outperformed stocks for the third consecutive year.

     The Government Street Bond Fund profited from that environment and achieved a return of 9.36% for its fiscal year ended March 31, 2003. This return lagged both the Lehman Aggregate Index and the Lehman Government Corporate Intermediate Bond Index whose returns were 11.69% and 11.74%, respectively, for the same period. This underperformance was due in part to the Fund's lack of participation in two sectors of the Aggregate Index that performed extremely well. The best performing sector was collateralized mortgage-backed securities which achieved a return of 16.31% during the twelve months ended March 31, 2003. Although this sector represented only 2.3% of the Index, the Fund's total lack of exposure to the sector detracted from its relative performance. The Aggregate Index also benefited from a strong rally in the long end of the treasury curve where the Fund had no representation. This is reflected in the comparison of the duration of the Fund's treasury component (2.9 years) to the duration of the treasuries in the Index (5.9 years).

     Going forward, the outlook for fixed income investments over the next few months remains uncertain. If the economy falters, with the federal funds rate standing at 1.25% there is little room left for the Federal Reserve Board to maneuver. Yet, bond prices are extremely vulnerable to declines if interest rates were to rise as sharply as they have fallen since early 2001. Despite this uncertainty, investors in The Government Street Bond Fund, with its emphasis on credit quality and on maintaining an intermediate term average maturity, should be well positioned for either event.

     For the year ended March 31, 2003, The Government Street Bond Fund's ratio of net investment income to average net assets was 4.62%. The Fund's average maturity was 3.9 years. Net assets of the Fund at March 31, 2003 were $58,664,573; net asset value was $21.55; and the ratio of expenses to average net assets was 0.71%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund achieved a total return of 8.67% for the twelve months ended March 31, 2003. This return, consistent with the Fund's intermediate term objective, compared favorably with the 8.63% return of the Lipper Intermediate Term Municipal Bond Index. The Fund was a beneficiary of the general decline in market interest rates during the year which drove municipal bond prices higher.

     Municipal bonds currently are an inexpensive sector within the fixed income market. For example, the yield on a "AAA" rated ten year municipal bond is now providing over 90% of the yield on a ten year Treasury (com-pared with an average of 77% of that yield over the last ten years). However, the risk of an increase in interest rates also faces the municipal market. This means that shorter-term bonds become more important as an investment strategy, because bond prices will be falling as their yields rise. Investors in The Alabama Tax Free Bond Fund should be comforted both by the intermediate term average maturity (6.7 years) of the Fund's portfolio and by its emphasis on quality - more than two-thirds of the bonds held by the Fund were rated "AAA" at year-end. Net assets of the Fund were $34,728,552; and the net asset value was $10.89.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking income which is sheltered from Federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

                        THE GOVERNMENT STREET EQUITY FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                [GRAPHIC OMITTED]

 THE GOVERNMENT STREET EQUITY FUND:            STANDARD & POOR'S 500 INDEX:                   CONSUMER PRICE INDEX:
 ---------------------------------             ----------------------------                   ---------------------

                              QTRLY                                      QTRLY                                        QTRLY
  DATE         RETURN        BALANCE          DATE         RETURN       BALANCE            DATE         RETURN       BALANCE
  ----         ------        -------          ----         ------       -------            ----         ------       -------
03/31/93        0.35%        10,000         03/31/93        4.36%       10,000           03/31/93        0.90%       10,000
06/30/93       -1.52%         9,848         06/30/93        0.48%       10,048           06/30/93        0.60%       10,060
09/30/93        2.48%        10,092         09/30/93        2.58%       10,308           09/30/93        0.40%       10,100
12/31/93        1.86%        10,280         12/31/93        2.32%       10,547           12/31/93        0.70%       10,171
03/31/94       -3.03%         9,969         03/31/94       -3.79%       10,147           03/31/94        0.50%       10,222
06/30/94       -3.00%         9,670         06/30/94        0.42%       10,190           06/30/94        0.60%       10,283
09/30/94        5.37%        10,189         09/30/94        4.88%       10,687           09/30/94        0.90%       10,376
12/31/94       -1.91%         9,994         12/31/94       -0.02%       10,685           12/31/94        0.60%       10,438
03/31/95        6.75%        10,668         03/31/95        9.74%       11,725           03/31/95        0.80%       10,522
06/30/95        7.18%        11,435         06/30/95        9.55%       12,845           06/30/95        0.90%       10,617
09/30/95        6.05%        12,126         09/30/95        7.95%       13,866           09/30/95        0.40%       10,660
12/31/95        5.01%        12,734         12/31/95        6.02%       14,700           12/31/95        0.50%       10,713
03/31/96        5.53%        13,438         03/31/96        5.37%       15,489           03/31/96        0.80%       10,799
06/30/96        2.87%        13,824         06/30/96        4.49%       16,185           06/30/96        1.10%       10,918
09/30/96        5.17%        14,539         09/30/96        3.09%       16,685           09/30/96        0.44%       10,966
12/31/96        6.40%        15,470         12/31/96        8.34%       18,076           12/31/96        0.82%       11,056
03/31/97        1.59%        15,715         03/31/97        2.68%       18,560           03/31/97        0.69%       11,133
06/30/97       16.58%        18,321         06/30/97       17.46%       21,801           06/30/97        0.19%       11,154
09/30/97        6.15%        19,448         09/30/97        7.49%       23,433           09/30/97        0.44%       11,203
12/31/97        1.69%        19,776         12/31/97        2.87%       24,106           12/31/97        0.62%       11,272
03/31/98       10.70%        21,892         03/31/98       13.95%       27,469           03/31/98        0.12%       11,286
06/30/98        1.63%        22,250         06/30/98        3.30%       28,376           06/30/98        0.56%       11,349
09/30/98       -9.05%        20,237         09/30/98       -9.95%       25,553           09/30/98        0.42%       11,397
12/31/98       20.92%        24,470         12/31/98       21.30%       30,996           12/31/98        0.42%       11,445
03/31/99        2.72%        25,135         03/31/99        4.98%       32,540           03/31/99        0.24%       11,473
06/30/99        7.69%        27,069         06/30/99        7.05%       34,834           06/30/99        0.91%       11,577
09/30/99       -6.56%        25,292         09/30/99       -6.24%       32,659           09/30/99        0.54%       11,640
12/31/99       13.88%        28,803         12/31/99       14.88%       37,518           12/31/99        0.78%       11,730
03/31/00        4.66%        30,145         03/31/00        2.29%       38,378           03/31/00        0.95%       11,842
06/30/00       -1.94%        29,560         06/30/00       -2.66%       37,357           06/30/00        1.00%       11,960
09/30/00       -0.37%        29,449         09/30/00       -0.97%       36,995           09/30/00        0.76%       12,051
12/31/00       -5.94%        27,699         12/31/00       -7.81%       34,106           12/31/01        0.75%       12,141
03/31/01      -13.60%        23,932         03/31/01      -11.86%       30,061           03/31/01        0.98%       12,260
06/30/01        4.18%        24,933         06/30/01        5.85%       31,820           06/30/01        1.08%       12,393
09/30/01      -13.10%        21,667         09/30/01      -14.68%       27,149           09/30/01       -0.11%       12,379
12/31/01       11.22%        24,098         12/31/01       10.69%       30,050           12/31/01       -0.06%       12,372
03/31/02        0.70%        24,266         03/31/02        0.27%       30,133           03/31/02        0.23%       12,400
06/30/02      -13.17%        21,070         06/30/02      -13.40%       26,095           06/30/02        1.12%       12,539
09/30/02      -15.90%        17,720         09/30/02      -17.28%       21,586           09/30/02        0.50%       12,602
12/31/02        7.03%        18,966         12/31/02        8.44%       23,408           12/31/02        0.33%       12,643
03/31/03       -3.36%        18,329         03/31/03       -3.15%       22,670           03/31/03        0.99%       12,769

Past performance is not predictive of future performance.

----------------------------------------
|  The Government Street Equity Fund   |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year     5 Years     10 Years     |
| (24.47%)    (3.49%)       6.24%      |
----------------------------------------

                            THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and
                         the 90-Day Treasury Bill Index

                               [GRAPHIC OMITTED]

  THE GOVERNMENT STREET BOND FUND:                  LEHMAN GOVERNMENT/                    90 DAY TREASURY BILL INDEX:
  --------------------------------                  ------------------                    ---------------------------
                                             CORPORATE INTERMEDIATE BOND INDEX:
                                             ---------------------------------

                             QTRLY                         QTRLY                                     QTRLY
 DATE         RETURN        BALANCE          DATE         RETURN       BALANCE          DATE        RETURN        BALANCE
 ----         ------        -------          ----         ------       -------          ----        ------        -------
03/31/93       4.28%        10,000         03/31/93        3.98%       10,000         03/31/93      0.78%         10,000
06/30/93       1.99%        10,199         06/30/93        2.16%       10,216         06/30/93      0.77%         10,077
09/30/93       2.48%        10,452         09/30/93        2.26%       10,447         09/30/93      0.82%         10,160
12/31/93      -0.18%        10,433         12/31/93        0.17%       10,465         12/31/93      0.78%         10,239
03/31/94      -2.38%        10,185         03/31/94       -2.03%       10,252         03/31/94      0.77%         10,318
06/30/94      -0.72%        10,112         06/30/94       -0.60%       10,191         06/30/94      0.96%         10,417
09/30/94       0.70%        10,183         09/30/94        0.82%       10,274         09/30/94      1.08%         10,529
12/31/94      -0.30%        10,153         12/31/94       -0.11%       10,263         12/31/94      1.33%         10,669
03/31/95       4.46%        10,606         03/31/95        4.39%       10,714         03/31/95      1.50%         10,828
06/30/95       5.24%        11,161         06/30/95        5.00%       11,249         06/30/95      1.50%         10,991
09/30/95       1.44%        11,322         09/30/95        1.66%       11,435         09/30/95      1.42%         11,148
12/31/95       3.54%        11,722         12/31/95        3.52%       11,837         12/31/95      1.47%         11,312
03/31/96      -0.99%        11,606         03/31/96       -0.83%       11,738         03/31/96      1.23%         11,451
06/30/96       0.61%        11,677         06/30/96        0.63%       11,812         06/30/96      1.29%         11,599
09/30/96       1.73%        11,879         09/30/96        1.78%       12,023         09/30/96      1.38%         11,759
12/31/96       2.30%        12,152         12/31/96        2.45%       12,317         12/31/96      1.30%         11,912
03/31/97      -0.10%        12,140         03/31/97       -0.11%       12,304         03/31/97      1.28%         12,064
06/30/97       2.90%        12,492         06/30/97        2.95%       12,667         06/30/97      1.36%         12,228
09/30/97       2.76%        12,836         09/30/97        2.70%       13,009         09/30/97      1.34%         12,392
12/31/97       2.09%        13,104         12/31/97        2.14%       13,287         12/31/97      1.25%         12,547
03/31/98       1.55%        13,307         03/31/98        1.56%       13,494         03/31/98      1.30%         12,711
06/30/98       1.87%        13,556         06/30/98        1.88%       13,748         06/30/98      1.29%         12,875
09/30/98       3.77%        14,067         09/30/98        4.49%       14,365         09/30/98      1.42%         13,057
12/31/98       0.07%        14,077         12/31/98        0.29%       14,407         12/31/98      1.13%         13,204
03/31/99      -0.39%        14,022         03/31/99       -0.19%       14,380         03/31/99      1.06%         13,343
06/30/99      -1.24%        13,848         06/30/99       -0.40%       14,322         06/30/99      1.20%         13,503
09/30/99       0.67%        13,942         09/30/99        0.92%       14,454         09/30/99      1.27%         13,674
12/31/99      -0.05%        13,934         12/31/99        0.05%       14,461         12/31/99      1.25%         13,844
03/31/00       1.31%        14,116         03/31/00        1.50%       14,678         03/31/00      1.40%         14,037
06/30/00       1.64%        14,348         06/30/00        1.69%       14,926         06/30/00      1.52%         14,250
09/30/00       3.09%        14,791         09/30/00        2.88%       15,356         09/30/00      1.51%         14,465
12/31/00       3.86%        15,362         12/31/00        3.70%       15,924         12/31/00      1.63%         14,700
03/31/01       3.14%        15,845         03/31/01        3.40%       16,465         03/31/01      1.51%         14,921
06/30/01       0.54%        15,931         06/30/01        0.67%       16,576         06/30/01      1.12%         15,089
09/30/01       4.29%        16,614         09/30/01        4.61%       17,340         09/30/01      1.08%         15,252
12/31/01      -0.06%        16,605         12/31/01        0.09%       17,356         12/31/01      0.64%         15,349
03/31/02       0.08%        16,618         03/31/02       -0.23%       17,316         03/31/02      0.43%         15,415
06/30/02       3.02%        17,120         06/30/02        3.55%       17,930         06/30/02      0.43%         15,481
09/30/02       3.62%        17,739         09/30/02        4.53%       18,742         09/30/02      0.43%         15,548
12/31/02       1.40%        17,988         12/31/02        1.69%       19,058         12/31/02      0.39%         15,609
03/31/03       1.03%        18,173         03/31/03        1.50%       19,344         03/31/03      0.30%         15,655

Past performance is not predictive of future performance.

----------------------------------------
|   The Government Street Bond Fund    |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   9.36%      6.43%        6.16%      |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         THE ALABAMA TAX FREE BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

                                [GRAPHIC OMITTED]

 THE ALABAMA TAX FREE BOND FUND:           LEHMAN 3-YEAR MUNICIPAL BOND INDEX:
 -------------------------------           -----------------------------------

                            QTRLY                         QTRLY
  DATE        RETURN       BALANCE           DATE        RETURN       BALANCE
  ----        ------       -------           ----        ------       -------
03/31/93       0.96%       10,000          03/31/93       1.68%       10,000
06/30/93       2.81%       10,281          06/30/93       1.50%       10,150
09/30/93       2.79%       10,568          09/30/93       1.42%       10,294
12/31/93       1.05%       10,678          12/31/93       1.14%       10,411
03/31/94      -3.17%       10,340          03/31/94      -1.34%       10,272
06/30/94       0.63%       10,406          06/30/94       1.09%       10,384
09/30/94       0.54%       10,462          09/30/94       0.93%       10,481
12/31/94      -1.17%       10,339          12/31/94       0.01%       10,482
03/31/95       4.67%       10,822          03/31/95       2.81%       10,776
06/30/95       2.68%       11,112          06/30/95       2.12%       11,004
09/30/95       2.14%       11,350          09/30/95       2.14%       11,239
12/31/95       2.41%       11,623          12/31/95       1.54%       11,411
03/31/96      -0.36%       11,582          03/31/96       0.56%       11,475
06/30/96       0.26%       11,612          06/30/96       0.81%       11,568
09/30/96       1.68%       11,807          09/30/96       1.32%       11,721
12/31/96       2.16%       12,062          12/31/96       1.68%       11,918
03/31/97      -0.31%       12,024          03/31/97       0.41%       11,967
06/30/97       2.45%       12,319          06/30/97       1.85%       12,188
09/30/97       2.03%       12,569          09/30/97       1.71%       12,397
12/31/97       2.02%       12,824          12/31/97       1.42%       12,573
03/31/98       0.74%       12,919          03/31/98       1.03%       12,702
06/30/98       1.15%       13,068          06/30/98       1.13%       12,846
09/30/98       2.59%       13,406          09/30/98       1.98%       13,100
12/31/98       0.57%       13,482          12/31/98       0.97%       13,227
03/31/99       0.36%       13,530          03/31/99       1.11%       13,374
06/30/99      -1.63%       13,309          06/30/99      -0.44%       13,315
09/30/99       0.30%       13,349          09/30/99       1.00%       13,448
12/31/99       0.00%       13,349          12/31/99       0.29%       13,487
03/31/00       1.71%       13,577          03/31/00       1.01%       13,623
06/30/00       1.21%       13,741          06/30/00       1.39%       13,813
09/30/00       1.89%       14,001          09/30/00       1.61%       14,035
12/31/00       3.15%       14,443          12/31/00       2.09%       14,328
03/31/01       2.20%       14,760          03/31/01       2.62%       14,704
06/30/01       0.47%       14,829          06/30/01       1.21%       14,882
09/30/01       2.27%       15,166          09/30/01       2.37%       15,235
12/31/01      -0.61%       15,073          12/31/01       0.24%       15,271
03/31/02       0.47%       15,144          03/31/02       0.51%       15,349
06/30/02       3.39%       15,657          06/30/02       2.94%       15,800
09/30/02       3.88%       16,265          09/30/02       2.23%       16,151
12/31/02       0.47%       16,341          12/31/02       0.91%       16,299
03/31/03       0.70%       16,456          03/31/03       0.84%       16,436

     LEHMAN 7-YEAR G.O.MUNICIPAL             LIPPER INTERMEDIATE MUNICIPAL
     ---------------------------             -----------------------------
             BOND INDEX:                               FUND INDEX
             -----------                               ----------

               QTRLY                                     QTRLY
 DATE         RETURN       BALANCE          DATE         RETURN       BALANCE
 ----         ------       -------          ----         ------       -------
03/31/93       2.55%        10,000        03/31/93         2.64%      10,000
06/30/93       2.85%        10,285        06/30/93         2.51%      10,251
09/30/93       2.93%        10,586        09/30/93         2.90%      10,549
12/31/93       1.36%        10,730        12/31/93         1.18%      10,673
03/31/94      -4.33%        10,266        03/31/94        -3.89%      10,258
06/30/94       1.38%        10,407        06/30/94         0.92%      10,353
09/30/94       0.77%        10,488        09/30/94         0.59%      10,414
12/31/94      -1.00%        10,383        12/31/94        -1.12%      10,298
03/31/95       5.42%        10,945        03/31/95         4.98%      10,810
06/30/95       2.69%        11,239        06/30/95         2.25%      11,053
09/30/95       3.29%        11,609        09/30/95         2.40%      11,318
12/31/95       2.46%        11,895        12/31/95         2.68%      11,622
03/31/96      -0.21%        11,870        03/31/96        -0.54%      11,558
06/30/96       0.29%        11,904        06/30/96         0.44%      11,610
09/30/96       1.88%        12,128        09/30/96         1.83%      11,823
12/31/96       2.57%        12,440        12/31/96         2.20%      12,083
03/31/97      -0.15%        12,421        03/31/97        -0.02%      12,080
06/30/97       2.78%        12,766        06/30/97         2.64%      12,400
09/30/97       2.67%        13,107        09/30/97         2.45%      12,704
12/31/97       2.19%        13,394        12/31/97         2.16%      12,978
03/31/98       1.15%        13,548        03/31/98         0.96%      13,102
06/30/98       1.12%        13,700        06/30/98         1.22%      13,261
09/30/98       3.34%        14,157        09/30/98         2.78%      13,629
12/31/98       0.63%        14,247        12/31/98         0.57%      13,707
03/31/99       0.79%        14,359        03/31/99         0.56%      13,783
06/30/99      -1.64%        14,124        06/30/99        -1.67%      13,553
09/30/99       0.80%        14,237        09/30/99         0.06%      13,561
12/31/99      -0.09%        14,224        12/31/99        -0.31%      13,519
03/31/00       1.51%        14,439        03/31/00         1.76%      13,757
06/30/00       1.66%        14,678        06/30/00         1.21%      13,923
09/30/00       2.25%        15,009        09/30/00         2.09%      14,214
12/31/00       3.37%        15,514        12/31/00         3.35%      14,691
03/31/01       2.57%        15,913        03/31/01         2.26%      15,023
06/30/01       0.73%        16,029        06/30/01         0.74%      15,134
09/30/01       2.75%        16,470        09/30/01         2.59%      15,526
12/31/01      -0.93%        16,317        12/31/01        -0.84%      15,396
03/31/02       0.95%        16,472        03/31/02         0.72%      15,506
06/30/02       4.26%        17,174        06/30/02         3.54%      16,055
09/30/02       4.36%        17,922        09/30/02         3.87%      16,676
12/31/02       0.13%        17,946        12/31/02         0.02%      16,680
03/31/03       1.36%        18,190        03/31/03         0.99%      16,882

Past performance is not predictive of future performance.

----------------------------------------
|   The Alabama Tax Free Bond Fund     |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2003)  |
|                                      |
|  1 Year       5 Years     10 Years   |
|   8.67%        4.96%        5.11%    |
----------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003
=============================================================================================
                                                GOVERNMENT       GOVERNMENT        ALABAMA
                                                  STREET           STREET          TAX FREE
                                                  EQUITY            BOND             BOND
                                                   FUND             FUND             FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................    $ 81,511,156     $ 56,181,522     $ 32,967,953
                                               ============     ============     ============
   At value (Note 1) ......................    $ 87,766,613     $ 59,188,652     $ 35,021,081
Dividends and interest receivable .........         131,457          652,931          396,698
Receivable for capital shares sold ........           3,160              100               --
Other assets ..............................           3,966            2,354            1,604
                                               ------------     ------------     ------------
   TOTAL ASSETS ...........................      87,905,196       59,844,037       35,419,383
                                               ------------     ------------     ------------

LIABILITIES
Dividends payable .........................           3,953           14,533           26,994
Payable for investment securities purchased              --        1,074,380          635,030
Payable for capital shares redeemed .......           7,108           59,509            8,625
Accrued investment advisory fees (Note 3) .          44,521           24,956           10,305
Accrued administration fees (Note 3) ......           8,900            3,700            4,200
Other accrued expenses ....................           3,535            2,386            5,677
                                               ------------     ------------     ------------
   TOTAL LIABILITIES ......................          68,017        1,179,464          690,831
                                               ------------     ------------     ------------

NET ASSETS ................................    $ 87,837,179     $ 58,664,573     $ 34,728,552
                                               ============     ============     ============

Net assets consist of:
Paid-in capital ...........................    $ 84,543,046     $ 57,130,468     $ 32,887,586
Undistributed net investment income (loss)            3,698         (672,701)          33,776
Accumulated net realized losses
   from security transactions .............      (2,965,022)        (800,324)        (245,938)
Net unrealized appreciation
   on investments .........................       6,255,457        3,007,130        2,053,128
                                               ------------     ------------     ------------

Net assets ................................    $ 87,837,179     $ 58,664,573     $ 34,728,552
                                               ============     ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................       2,573,385        2,721,791        3,187,645
                                               ============     ============     ============

Net asset value, offering price and
   redemption price per share (Note 1) ....    $      34.13     $      21.55     $      10.89
                                               ============     ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2003
==========================================================================================
                                              GOVERNMENT       GOVERNMENT       ALABAMA
                                                STREET           STREET         TAX FREE
                                                EQUITY            BOND            BOND
                                                 FUND             FUND            FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................    $     57,403     $  3,036,800    $  1,463,198
   Dividends ............................       1,380,956               --           8,188
                                             ------------     ------------    ------------
      TOTAL INVESTMENT INCOME ...........       1,438,359        3,036,800       1,471,386
                                             ------------     ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ....         550,064          284,643         117,359
   Administration fees (Note 3) .........         110,291           42,681          48,154
   Professional fees ....................          13,565           13,565          11,465
   Trustees' fees and expenses ..........          12,487           12,487          12,487
   Custodian fees .......................          14,973           11,025           5,627
   Pricing costs ........................           4,104           10,025          16,058
   Postage and supplies .................           8,334            8,166           6,784
   Printing of shareholder reports ......           7,493            3,810           3,338
   Insurance expense ....................           5,742            4,375           3,281
   Registration fees ....................           3,110            2,786           1,907
   Other expenses .......................           7,957           12,680           5,257
                                             ------------     ------------    ------------
      TOTAL EXPENSES ....................         738,120          406,243         231,717
   Fees waived by the Adviser (Note 3) ..              --               --         (13,765)
                                             ------------     ------------    ------------
      NET EXPENSES ......................         738,120          406,243         217,952
                                             ------------     ------------    ------------

NET INVESTMENT INCOME ...................         700,239        2,630,557       1,253,434
                                             ------------     ------------    ------------
REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ........      (2,223,200)         121,101             603
   Net change in unrealized appreciation/
      depreciation on investments .......     (25,347,255)       2,318,872       1,523,364
                                             ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     (27,570,455)       2,439,973       1,523,967
                                             ------------     ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ...............    $(26,870,216)    $  5,070,530    $  2,777,401
                                             ============     ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================
                                                     GOVERNMENT STREET                    GOVERNMENT STREET
                                                        EQUITY FUND                           BOND FUND
                                             -----------------------------------------------------------------------
                                                  YEAR               YEAR               YEAR               YEAR
                                                 ENDED              ENDED              ENDED              ENDED
                                                MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                  2003               2002               2003               2002
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................    $      700,239     $      462,886     $    2,630,557     $    2,617,238
   Net realized gains (losses) from
      security transactions .............        (2,223,200)          (435,006)           121,101            (11,251)
   Net change in unrealized appreciation/
      depreciation on investments .......       (25,347,255)         1,370,223          2,318,872           (192,422)
                                             --------------     --------------     --------------     --------------
Net increase (decrease)
   in net assets from operations ........       (26,870,216)         1,398,103          5,070,530          2,413,565
                                             --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........          (706,615)          (458,503)        (2,956,335)        (2,838,825)
                                             --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............        17,382,051         18,667,794          6,717,233          9,467,270
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ...................           690,021            449,835          2,799,416          2,669,150
   Payments for shares redeemed .........        (8,358,649)        (9,867,501)        (6,654,729)        (7,202,487)
                                             --------------     --------------     --------------     --------------
Net increase in net assets from
   capital share transactions ...........         9,713,423          9,250,128          2,861,920          4,933,933
                                             --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................       (17,863,408)        10,189,728          4,976,115          4,508,673

NET ASSETS
   Beginning of year ....................       105,700,587         95,510,859         53,688,458         49,179,785
                                             --------------     --------------     --------------     --------------
   End of year ..........................    $   87,837,179     $  105,700,587     $   58,664,573     $   53,688,458
                                             ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .............    $        3,698     $       10,074     $     (672,701)    $     (346,923)
                                             ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold .................................           463,686            414,359            314,578            449,373
   Reinvested ...........................            19,604             10,185            130,931            126,981
   Redeemed .............................          (230,214)          (220,346)          (310,972)          (342,610)
                                             --------------     --------------     --------------     --------------
   Net increase in shares outstanding ...           253,076            204,198            134,537            233,744
   Shares outstanding, beginning of year          2,320,309          2,116,111          2,587,254          2,353,510
                                             --------------     --------------     --------------     --------------
   Shares outstanding, end of year ......         2,573,385          2,320,309          2,721,791          2,587,254
                                             ==============     ==============     ==============     ==============

==============================================================================
                                                      ALABAMA TAX FREE
                                                         BOND FUND
                                             ---------------------------------
                                                  YEAR               YEAR
                                                 ENDED              ENDED
                                                MARCH 31,          MARCH 31,
                                                  2003               2002
------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................    $    1,253,434     $    1,196,141
   Net realized gains (losses) from
      security transactions .............               603             (2,316)
   Net change in unrealized appreciation/
      depreciation on investments .......         1,523,364           (482,278)
                                             --------------     --------------
Net increase (decrease)
   in net assets from operations ........         2,777,401            711,547
                                             --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........        (1,246,713)        (1,190,607)
                                             --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............         3,565,649          5,283,250
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ...................           880,193            976,448
   Payments for shares redeemed .........        (2,851,419)        (2,267,886)
                                             --------------     --------------
Net increase in net assets from
   capital share transactions ...........         1,594,423          3,991,812
                                             --------------     --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................         3,125,111          3,512,752

NET ASSETS
   Beginning of year ....................        31,603,441         28,090,689
                                             --------------     --------------
   End of year ..........................    $   34,728,552     $   31,603,441
                                             ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .............    $       33,776     $       27,055
                                             ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold .................................           332,470            499,453
   Reinvested ...........................            81,647             92,663
   Redeemed .............................          (265,360)          (215,589)
                                             --------------     --------------
   Net increase in shares outstanding ...           148,757            376,527
   Shares outstanding, beginning of year          3,038,888          2,662,361
                                             --------------     --------------
   Shares outstanding, end of year ......         3,187,645          3,038,888
                                             ==============     ==============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    45.55      $    45.14      $    57.07      $    48.10      $    43.79
                                             ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ................          0.28            0.21            0.19            0.18            0.27
   Net realized and unrealized
      gains (losses) on investments .....        (11.42)           0.41          (11.93)           9.39            6.01
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........        (11.14)           0.62          (11.74)           9.57            6.28
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net
      investment income .................         (0.28)          (0.21)          (0.19)          (0.18)          (0.27)
   Distributions from net realized gains             --              --              --           (0.42)          (1.70)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.28)          (0.21)          (0.19)          (0.60)          (1.97)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    34.13      $    45.55      $    45.14      $    57.07      $    48.10
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................       (24.47%)          1.38%         (20.61%)         19.93%          14.81%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   87,837      $  105,701      $   95,511      $  116,447      $   90,707
                                             ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .         0.81%           0.80%           0.80%           0.83%           0.85%

Ratio of net investment income
   to average net assets ................         0.76%           0.47%           0.36%           0.35%           0.61%

Portfolio turnover rate .................           12%             17%             11%             17%             22%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003           2002(a)          2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    20.75      $    20.90      $    19.79      $    20.90      $    21.06
                                             ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ................          0.99            1.07            1.23            1.23            1.27
   Net realized and unrealized
      gains (losses) on investments .....          0.92           (0.06)           1.11           (1.11)          (0.16)
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          1.91            1.01            2.34            0.12            1.11
                                             ----------      ----------      ----------      ----------      ----------

Dividends from net investment income ....         (1.11)          (1.16)          (1.23)          (1.23)          (1.27)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    21.55      $    20.75      $    20.90      $    19.79      $    20.90
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         9.36%           4.88%          12.25%           0.67%           5.38%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   58,665      $   53,688      $   49,180      $   45,156      $   43,041
                                             ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets .         0.71%           0.70%           0.69%           0.70%           0.73%

Ratio of net investment income
   to average net assets ................         4.62%           5.06%           6.12%           6.12%           6.01%

Portfolio turnover rate .................           39%             18%              9%             20%             17%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2003           2002(a)          2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.40      $    10.55      $    10.13      $    10.54      $    10.49
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.40            0.42            0.44            0.44            0.44
   Net realized and unrealized
      gains (losses) on investments .....          0.49           (0.15)           0.42           (0.41)           0.05
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          0.89            0.27            0.86            0.03            0.49
                                             ----------      ----------      ----------      ----------      ----------

Dividends from net investment income ....         (0.40)          (0.42)          (0.44)          (0.44)          (0.44)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    10.89      $    10.40      $    10.55      $    10.13      $    10.54
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         8.67%           2.61%           8.71%           0.34%           4.73%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   34,729      $   31,603      $   28,091      $   23,048      $   21,560
                                             ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to
   average net assets(b) ................         0.65%           0.65%           0.65%           0.65%           0.65%

Ratio of net investment income
   to average net assets ................         3.74%           4.02%           4.29%           4.32%           4.16%

Portfolio turnover rate .................            9%             10%              6%             19%              7%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.69%, 0.71%, 0.71%, 0.72%, and 0.76% for the years ended March 31, 2003, 2002, 2001, 2000 and 1999, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
    SHARES    COMMON STOCKS -- 97.2%                                  VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 13.8%
     7,000    Abercrombie & Fitch Company - Class A (a) .......    $    210,210
    22,000    Applebee's International, Inc. ..................         616,880
    21,000    Circuit City Stores - Circuit City Group ........         109,200
    12,000    Comcast Corporation - Class A (a) ...............         343,080
    10,000    Cooper Tire & Rubber Company ....................         122,000
    15,000    Harrah's Entertainment, Inc. (a) ................         535,500
    30,000    Hasbro, Inc. ....................................         416,700
    49,500    Home Depot, Inc. ................................       1,205,820
    16,000    Johnson Controls, Inc. ..........................       1,159,040
    12,000    Legget & Platt, Inc. ............................         219,360
     6,500    Loew's Corporation ..............................         258,960
     3,500    Maytag Corporation ..............................          66,605
     5,500    NIKE, Inc. - Class B ............................         282,810
     5,500    Omnicom Group, Inc. .............................         297,935
     4,000    Pulte Corporation ...............................         200,600
    20,000    Radioshack Corporation ..........................         445,800
     8,000    Russell Corporation .............................         140,000
    30,000    Sears, Roebuck & Company ........................         724,500
    22,000    Target Corporation ..............................         643,720
    12,000    Tribune Company .................................         540,120
    27,000    Viacom, Inc. - Class A (a) ......................         985,500
    34,000    Wal-Mart Stores, Inc. ...........................       1,769,020
    35,000    Walt Disney Company (The) .......................         595,700
    10,000    Williams-Sonoma, Inc. (a) .......................         218,000
                                                                   ------------
                                                                     12,107,060
                                                                   ------------

              CONSUMER STAPLES -- 10.6%
    33,000    Altria Group, Inc. ..............................         988,680
    20,000    Anheuser-Busch Companies, Inc. ..................         932,200
    20,000    Avon Products, Inc. .............................       1,141,000
    12,000    Clorox Company (The) ............................         554,040
    40,000    Coca-Cola Enterprises, Inc. .....................         747,600
    25,000    Conagra Foods, Inc. .............................         502,000
     1,260    J.M. Smucker Company (The) ......................          44,062
    10,000    Kimberly Clark Corporation ......................         454,600
    15,000    PepsiCo, Inc. ...................................         600,000
    13,000    Procter & Gamble Company ........................       1,157,650
    24,500    SYSCO Corporation ...............................         623,280
    14,000    Unilever N.V. - ADR .............................         832,160
    25,000    Walgreen Company ................................         737,000
                                                                   ------------
                                                                      9,314,272
                                                                   ------------
              ENERGY -- 5.9%
    10,657    Apache Corporation ..............................         657,994
    33,082    BP PLC - ADR ....................................       1,276,634
    13,000    ChevronTexaco Corporation .......................         840,450
     7,000    ConocoPhillips ..................................         375,200
    31,300    Exxon Mobil Corporation .........................       1,093,935
    24,000    Nabors Industries, Inc. (a) .....................         956,880
                                                                   ------------
                                                                      5,201,093
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              FINANCIALS -- 16.9%
    25,000    Aegon N.V. - ADR ................................    $    188,750
    45,000    AFLAC, Inc. .....................................       1,442,250
    30,000    American Express Company ........................         996,900
    22,500    American International Group, Inc. ..............       1,112,625
    30,000    BB&T Corporation ................................         942,900
    32,000    Charles Schwab Corporation ......................         231,040
    11,000    Cincinnati Financial Corporation ................         385,770
    40,833    Citigroup, Inc. .................................       1,406,697
    20,000    Fifth Third Bancorp .............................       1,002,800
    35,000    FleetBoston Financial Corporation ...............         835,800
    10,000    Freddie Mac .....................................         531,000
    24,000    Marsh & McLennan Companies, Inc. ................       1,023,120
    38,000    MBNA Corporation ................................         571,900
     9,000    Progressive Corporation .........................         533,790
     7,000    SLM Corporation .................................         776,440
    20,000    SouthTrust Corporation ..........................         510,600
    50,000    Synovus Financial Corporation ...................         894,500
    75,000    U.S. Bancorp ....................................       1,423,500
                                                                   ------------
                                                                     14,810,382
                                                                   ------------
              HEALTHCARE -- 16.4%
     8,000    Amgen, Inc. (a) .................................         460,400
    34,000    Becton, Dickinson & Company .....................       1,170,960
    31,750    Biomet, Inc. ....................................         973,138
    41,000    Cardinal Health, Inc. ...........................       2,335,770
    44,000    Elan Corporation (a) ............................         122,760
    17,000    Eli Lilly & Company .............................         971,550
    18,500    Forest Lab, Inc. (a) ............................         998,445
    11,000    Henry Schein, Inc. (a) ..........................         496,100
    25,000    Johnson & Johnson ...............................       1,446,750
    13,000    Medtronic, Inc. .................................         586,560
    24,900    Merck & Company .................................       1,364,022
    41,500    Pfizer, Inc. ....................................       1,293,140
    27,000    Tenet Healthcare Corporation (a) ................         450,900
    18,500    UnitedHealth Group, Inc. ........................       1,695,895
                                                                   ------------
                                                                     14,366,390
                                                                   ------------
              INDUSTRIALS -- 8.3%
    22,200    Automatic Data Processing, Inc. .................         683,538
    13,000    Caterpillar, Inc. ...............................         639,600
    10,500    Emerson Electric Company ........................         476,175
    13,000    General Dynamics Corporation ....................         715,910
    70,000    General Electric Company ........................       1,785,000
     8,000    Ingersoll-Rand Company - Class A ................         308,720
     5,000    Jacobs Engineering Group, Inc. (a) ..............         210,050
     8,000    Mueller Industries, Inc. (a) ....................         199,760
    18,000    Pall Corporation ................................         360,000
    25,000    Quanta Services, Inc. (a) .......................          80,000
     9,000    Ryder System, Inc. ..............................         184,590
    10,236    SPX Corporation (a) .............................         349,662
    53,786    Tyco International, Ltd. ........................         691,688

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS -- 8.3% (Continued)
     5,000    Union Pacific Corporation .......................    $    275,000
    15,000    Waste Management, Inc. ..........................         317,700
                                                                   ------------
                                                                      7,277,393
                                                                   ------------
              INFORMATION TECHNOLOGY-- 14.0%
    26,000    Adaptec, Inc. (a) ...............................         156,780
    40,000    ADC Telecommunications, Inc. (a) ................          82,400
    30,000    Adobe Systems, Inc. .............................         924,900
     2,479    Agilent Technologies, Inc. (a) ..................          32,599
    32,000    Applied Materials, Inc. (a) .....................         402,560
    13,500    Broadcom Corporation - Class A (a) ..............         166,725
    11,000    Celestica, Inc. (a) .............................         125,730
    60,000    Cisco Systems, Inc. (a) .........................         774,000
    27,500    Computer Sciences Corporation (a) ...............         895,125
    15,000    Dell Computer Corporation (a) ...................         409,650
    31,000    Electronic Data Systems Corporation .............         545,600
    13,000    Harmonic, Inc. (a) ..............................          43,290
    22,000    Hewlett-Packard Company .........................         342,100
    60,100    Intel Corporation ...............................         978,428
     9,500    International Business Machines Corporation .....         745,085
     6,000    ITT Educational Services, Inc. (a) ..............         168,000
    20,000    Kemet Corporation (a) ...........................         156,000
     8,000    Kla-Tencor Corporation (a) ......................         287,536
    11,500    Lexmark International Group, Inc. (a) ...........         769,925
    29,000    Macromedia, Inc. (a) ............................         350,320
    66,000    Microsoft Corporation ...........................       1,597,860
    19,000    Network Appliance, Inc. (a) .....................         212,610
    36,000    Scientific-Atlanta, Inc. ........................         494,640
    11,500    Teradyne, Inc. (a) ..............................         133,860
    28,000    Texas Instruments, Inc. .........................         458,360
    26,000    Titan Corporation (a) ...........................         193,700
    20,000    Waters Corporation (a) ..........................         423,200
    19,000    Xilinx, Inc. (a) ................................         444,790
                                                                   ------------
                                                                     12,315,773
                                                                   ------------
              MATERIALS -- 4.3%
    24,000    Alcoa, Inc. .....................................         465,120
    15,000    du Pont (E.I.) de Nemours & Company .............         582,900
    10,000    Florida Rock Industries, Inc. ...................         338,500
    20,000    General Cable Corporation .......................          74,000
    16,955    International Paper Company .....................         573,079
    10,000    Newmont Mining Corporation ......................         261,500
     5,000    Pactiv Corporation (a) ..........................         101,500
    13,000    Sealed Air Corporation (a) ......................         521,690
    20,000    Valspar Corporation .............................         818,600
     7,000    Worthington Industries, Inc. ....................          83,510
                                                                   ------------
                                                                      3,820,399
                                                                   ------------
              REAL ESTATE INVESTMENT TRUSTS-- 1.5%
    22,200    Colonial Properties Trust .......................         734,376
    29,000    Plum Creek Timber Company, Inc. .................         626,110
                                                                   ------------
                                                                      1,360,486
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES-- 2.9%
    35,000    Bellsouth Corporation ...........................    $    758,450
    32,000    Nokia Corporation - ADR .........................         448,320
    59,900    SBC Communications, Inc. ........................       1,201,594
    30,000    Sprint Corporation (PCS Group) (a) ..............         130,800
                                                                   ------------
                                                                      2,539,164
                                                                   ------------
              UTILITIES -- 2.6%
    60,980    Duke Energy Corporation .........................         886,649
    30,373    Mirant Corporation (a) ..........................          48,597
    47,000    Southern Company (The) ..........................       1,336,680
                                                                   ------------
                                                                      2,271,926
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $79,128,881) ..........    $ 85,384,338
                                                                   ------------

================================================================================
 PAR VALUE    COMMERCIAL PAPER -- 2.7%                                VALUE
--------------------------------------------------------------------------------
$2,382,000    Galaxy Funding Corporation, 1.23%, due 04/01/2003
              (Cost $2,382,000) ...............................    $  2,382,000
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 0.0%                                   VALUE
--------------------------------------------------------------------------------
       275    First American Treasury Obligation Fund -
              Class S (Cost $275) .............................    $        275
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 99.9%
              (Cost $81,511,156) ..............................    $ 87,766,613

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ....          70,566
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 87,837,179
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
 PAR VALUE    U.S. TREASURY AND AGENCY OBLIGATIONS-- 23.6%            VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 8.4%
$  850,000      5.75%, due 04/30/2003 .........................    $    853,088
   100,000      5.875%, due 02/15/2004 ........................         104,094
   500,000      5.75%, due 11/15/2005 .........................         550,488
   925,000      5.875%, due 11/15/2005 ........................       1,021,149
   725,000      5.625%, due 02/15/2006 ........................         800,219
   100,000      6.625%, due 05/15/2007 ........................         116,172
   750,000      5.50%, due 02/15/2008 .........................         843,838
   100,000      5.625%, due 05/15/2008 ........................         113,176
   500,000      5.00%, due 02/15/2011 .........................         549,414
                                                                   ------------
                                                                      4,951,638
                                                                   ------------
              FEDERAL FARM CREDIT BANK BONDS -- 1.6%
   500,000      6.00%, due 01/07/2008 .........................         564,902
   300,000      6.28%, due 11/26/2012 .........................         346,538
                                                                   ------------
                                                                        911,440
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS -- 4.7%
   500,000      7.57%, due 08/19/2004 .........................         541,630
   500,000      6.045%, due 12/10/2004 ........................         536,733
   500,000      6.345%, due 11/01/2005 ........................         554,441
   200,000      5.625%, due 11/15/2011 ........................         220,786
   870,000      6.55%, due 07/02/2014 .........................         880,623
                                                                   ------------
                                                                      2,734,213
                                                                   ------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.6%
 1,000,000      5.125%, due 08/20/2012 ........................       1,022,544
   500,000      5.125%, due 02/20/2013 ........................         509,307
                                                                   ------------
                                                                      1,531,851
                                                                   ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 6.3%
   500,000      6.63%, due 06/20/2005 .........................         553,161
 1,000,000      7.125%, due 03/15/2007 ........................       1,168,255
   750,000      6.62%, due 06/25/2007 .........................         862,895
   400,000      6.80%, due 08/27/2012 .........................         450,711
   600,000      6.875%, due 09/24/2012 ........................         679,234
                                                                   ------------
                                                                      3,714,256
                                                                   ------------

              TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
              (Cost $12,924,081) ..............................    $ 13,843,398
                                                                   ------------

================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES -- 30.6%                       VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 30.6%
$    4,551      Pool #15032, 7.50%, due 02/15/2007 ............    $      4,869
   103,964      Pool #438434, 6.50%, due 01/15/2013 ...........         110,905
   216,099      Pool #470177, 7.00%, due 03/15/2014 ...........         232,074
   203,977      Pool #518403, 7.00%, due 09/15/2014 ...........         219,057
     2,767      Pool #170784, 8.00%, due 12/15/2016 ...........           2,997
     5,473      Pool #181540, 8.00%, due 02/15/2017 ...........           5,928
 1,625,652      Pool #581879, 6.50%, due 03/15/2017 ...........       1,734,175
 1,494,123      Pool #553051, 5.50%, due 02/15/2018 ...........       1,566,467

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    MORTGAGE-BACKED SECURITIES-- 30.6% (Continued)          VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 30.6% (Continued)
$  188,565      Pool #493659, 6.50%, due 12/15/2018 ...........    $    198,254
   196,721      Pool #476695, 6.50%, due 10/15/2023 ...........         206,829
   185,234      Pool #366710, 6.50%, due 02/15/2024 ...........         194,752
    99,734      Pool #453826, 7.25%, due 09/15/2027 ...........         106,333
   320,789      Pool #412360, 7.00%, due 11/15/2027 ...........         340,444
 1,155,087      Pool #447408, 7.00%, due 01/15/2028 ...........       1,225,857
   149,722      Pool #454162, 7.00%, due 05/15/2028 ...........         158,895
   676,329      Pool #780825, 6.50%, due 07/15/2028 ...........         711,079
   231,141      Pool #2617, 7.50%, due 07/20/2028 .............         245,520
   170,109      Pool #158794, 7.00%, due 09/15/2028 ...........         180,532
   180,251      Pool #486760, 6.50%, due 12/15/2028 ...........         189,512
   491,802      Pool #781096, 6.50%, due 12/15/2028 ...........         517,070
   483,330      Pool #781136, 7.00%, due 12/15/2028 ...........         512,943
   294,364      Pool #506618, 7.00%, due 03/15/2029 ...........         312,399
 1,257,820      Pool #536619, 6.50%, due 09/15/2029 ...........       1,322,446
   179,658      Pool #511562, 7.50%, due 07/15/2030 ...........         192,182
   632,945      Pool #448316, 6.50% due 04/15/2031 ............         665,466
   517,468      Pool #530606, 6.50% due 04/15/2031 ............         544,055
   412,165      Pool #545820, 7.00% due 06/15/2031 ............         437,418
   836,065      Pool #781330, 6.00%, due 09/15/2031 ...........         873,804
   711,263      Pool #3228, 6.50%, due 04/20/2032 .............         744,252
   852,214      Pool #569903, 6.50%, due 06/15/2032 ...........         896,000
 1,162,951      Pool #595934, 6.00%, due 09/15/2032 ...........       1,215,445
 1,994,351      Pool #3927, 6.00%, due 11/20/2032 .............       2,084,372
                                                                   ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $17,516,262)  $ 17,952,331
                                                                   ------------

================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7%                                VALUE
--------------------------------------------------------------------------------
              FINANCE -- 21.1%
              AmSouth Bancorp,
$  550,000      7.75%, due 05/15/2004 .........................    $    587,878
                                                                   ------------

              Banc One Corporation,
   665,000      7.00%, due 07/15/2005 .........................         733,988
 1,000,000      6.875%, due 08/01/2006 ........................       1,130,834
                                                                   ------------
                                                                      1,864,822
                                                                   ------------
              Bank of America Corporation,
   550,000      7.625%, due 04/15/2005 ........................         610,930
   750,000      7.125%, due 03/01/2009 ........................         879,111
                                                                   ------------
                                                                      1,490,041
                                                                   ------------
              Chase Manhattan Corporation,
 1,500,000      6.50%, due 01/15/2009 .........................       1,670,340
                                                                   ------------

              General Electric Capital Corporation,
   500,000      5.00%, due 02/15/2007 .........................         535,315
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
              FINANCE -- 21.1% (Continued)
              International Lease Finance Corporation,
$1,000,000      5.625%, due 06/01/2007 ........................    $  1,048,896
                                                                   ------------

              Marsh & McLennan Companies, Inc.,
   720,000      6.625%, due 06/15/2004 ........................         762,923
                                                                   ------------

              Merrill Lynch & Company, Inc.,
 1,000,000      7.00%, due 04/27/2008 .........................       1,150,445
                                                                   ------------

              Regions Financial Corporation,
 1,000,000      6.375%, due 05/15/2012 ........................       1,125,744
                                                                   ------------

              SouthTrust Bank of Alabama, N.A.,
   665,000      7.00%, due 11/15/2008 .........................         775,730
                                                                   ------------

              Transamerica Financial Corporation,
 1,276,000      7.50%, due 03/15/2004 .........................       1,342,317
                                                                   ------------

              TOTAL FINANCE CORPORATE BONDS ...................      12,354,451
                                                                   ------------
              INDUSTRIAL -- 14.3%
              Alcoa, Inc.,
 1,000,000      7.25%, due 08/01/2005 .........................       1,112,044
                                                                   ------------

              Altria Group, Inc.,
   700,000      7.125%, due 10/01/2004 ........................         722,772
                                                                   ------------

              Anheuser-Busch Companies, Inc.,
 1,000,000      5.125%, due 10/01/2008 ........................       1,082,064
                                                                   ------------

              Coca-Cola Enterprises, Inc.,
   600,000      6.625%, due 08/01/2004 ........................         639,261
                                                                   ------------

              Conoco, Inc.,
 1,490,000      6.35%, due 04/15/2009 .........................       1,700,528
                                                                   ------------

              Ford Motor Company,
 1,000,000      7.25%, due 10/01/2008 .........................         958,148
                                                                   ------------

              General Motors Corporation,
   565,000      7.10%, due 03/15/2006 .........................         598,202
                                                                   ------------

              Wal-Mart Stores, Inc.,
 1,000,000      7.50%, due 05/15/2004 .........................       1,066,691
   500,000      4.375%, due 07/12/2007 ........................         528,475
                                                                   ------------
                                                                      1,595,166
                                                                   ------------

              TOTAL INDUSTRIAL CORPORATE BONDS ................       8,408,185
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE    CORPORATE BONDS -- 38.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
              UTILITY -- 3.3%
              AT&T Corporation,
$1,000,000      6.00%, due 03/15/2009 .........................    $  1,004,421
                                                                   ------------

              BellSouth Capital Funding,
   750,000      7.75%, due 02/15/2010 .........................         902,233
                                                                   ------------

              TOTAL UTILITY CORPORATE BONDS ...................       1,906,654
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $21,229,870) ........    $ 22,669,290
                                                                   ------------

================================================================================
 PAR VALUE    MUNICIPAL OBLIGATIONS-- 2.1%                            VALUE
--------------------------------------------------------------------------------
              Alabama State Public School & College Authority,
$1,050,000      7.15%, due 09/01/2009 (Cost $1,028,241) .......    $  1,240,565
                                                                   ------------

================================================================================
 PAR VALUE    COMMERCIAL PAPER -- 5.9%                                VALUE
--------------------------------------------------------------------------------
$2,600,000    Galaxy Funding Corporation, 1.23%, due 04/01/2003    $  2,600,000
   883,000    U.S. Bancorp, 1.20%, due 04/01/2003 .............         883,000
                                                                   ------------

              TOTAL COMMERCIAL PAPER (Cost $3,483,000) ........    $  3,483,000
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 0.0%                                   VALUE
--------------------------------------------------------------------------------
        68    First American Treasury Obligation Fund -
              Class S (Cost $68) ..............................    $         68
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.9%
              (Cost $56,181,522) ..............................    $ 59,188,652

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.9)% ..        (524,079)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 58,664,573
                                                                   ============

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1%                          VALUE
--------------------------------------------------------------------------------
              Alabama Mental Health Finance Auth., Special Tax,
$  515,000      5.00%, due 05/01/2006 .........................    $    553,141
                                                                   ------------

              Alabama Special Care Facilities Financing
              Auth. Birmingham, Rev.,
   500,000      4.50%, due 11/01/2009, ETM ....................         543,620
   400,000      5.375%, due 11/01/2012, ETM ...................         437,616
                                                                   ------------
                                                                        981,236
                                                                   ------------
              Alabama Special Care Facilities Financing Auth.
              Mobile Hospital, Rev.,
   250,000      4.50%, due 11/01/2010, ETM ....................         269,143
                                                                   ------------

              Alabama State, GO,
   500,000      3.00%, due 09/01/2007 .........................         513,975
                                                                   ------------

              Alabama State Industrial Access Road & Bridge Corp., GO,
   100,000      5.25%, due 06/01/2003 .........................         100,652
                                                                   ------------

              Alabama State Municipal Electric Authority
              Power-Supply, Rev.,
   100,000      5.00%, due 09/01/2004 .........................         105,230
                                                                   ------------

              Alabama State Public School & College Auth.,
              Capital Improvements, Rev.,
   275,000      5.25%, due 11/01/2005 .........................         300,635
   305,000      5.00%, due 12/01/2005 .........................         316,056
   300,000      5.00%, due 02/01/2010 .........................         331,695
   255,000      5.125%, due 11/01/2010 ........................         283,280
   350,000      5.00%, due 11/01/2012 .........................         379,946
   250,000      5.625%, due 07/01/2013 ........................         283,645
   600,000      5.125%, due 11/01/2013 ........................         656,676
   500,000      5.125%, due 11/01/2015 ........................         541,775
                                                                   ------------
                                                                      3,093,708
                                                                   ------------
              Alabama State Public School & College Auth., Rev.,
   300,000      5.00%, due 05/01/2010 .........................         332,631
                                                                   ------------

              Alabama Water Pollution Control Auth., Rev.,
   190,000      6.25%, due 08/15/2004 .........................         202,800
   200,000      4.65%, due 08/15/2008 .........................         220,112
   500,000      5.00%, due 08/15/2010 .........................         556,170
   180,000      5.00%, due 08/15/2015 .........................         187,519
                                                                   ------------
                                                                      1,166,601
                                                                   ------------
              Anniston, AL, GO
   250,000      5.50%, due 01/01/2004 .........................         257,672
                                                                   ------------

              Anniston, AL, Regional Medical Center Hospital
              Board, Rev.,
     5,000      7.375%, due 07/01/2006, ETM ...................           5,460
                                                                   ------------

              Athens, AL, School Warrants,
   335,000      5.05%, due 08/01/2015 .........................         360,165
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Auburn, AL, GO,
$  300,000      4.00%, due 08/01/2007 .........................    $    320,694
   285,000      4.25%, due 08/01/2009 .........................         305,366
                                                                   ------------
                                                                        626,060
                                                                   ------------
              Auburn, AL, Water Works Board, Water Rev.,
   335,000      5.00%, due 07/01/2015 .........................         362,952
                                                                   ------------

              Auburn University, AL, General Fee Rev.,
   300,000      4.00%, due 06/01/2008 .........................         319,920
   400,000      4.45%, due 06/01/2011 .........................         421,168
                                                                   ------------
                                                                        741,088
                                                                   ------------
              Auburn University, AL, Rev.,
   175,000      5.20%, due 06/01/2004, prerefunded
                06/01/2003 @ 102 ..............................         179,694
   325,000      5.25%, due 04/01/2005, prerefunded
                04/01/2003 @ 102 ..............................         331,500
                                                                   ------------
                                                                        511,194
                                                                   ------------
              Baldwin Co., AL, Board of Education, Rev.,
   200,000      5.20%, due 06/01/2009 .........................         223,046
                                                                   ------------

              Baldwin Co., AL, GO,
   200,000      5.85%, due 08/01/2003 .........................         203,148
   400,000      5.00%, due 02/01/2007 .........................         437,796
   500,000      4.50%, due 11/01/2008 .........................         547,705
   200,000      4.55%, due 02/01/2009 .........................         212,334
                                                                   ------------
                                                                      1,400,983
                                                                   ------------
              Birmingham, AL, Industrial Water Board, Rev.,
   100,000      6.00%, due 07/01/2007 .........................         115,598
                                                                   ------------

              Birmingham, AL, Medical Clinic Board, Rev.,
    30,000      7.30%, due 07/01/2005, ETM ....................          32,185
                                                                   ------------

              Birmingham, AL, Series B, GO,
   200,000      5.90%, due 04/01/2003 .........................         200,000
                                                                   ------------

              Birmingham, AL, Southern College, Private
              Education Bldg. Auth., Rev.,
   500,000      5.10%, due 12/01/2012 .........................         514,350
                                                                   ------------

              Birmingham, AL, Special Care Facilities
              Financing Authority, Rev.,
   200,000      5.00%, due 06/01/2006 .........................         218,594
                                                                   ------------

              Decatur, AL, GO,
   300,000      5.00%, due 06/01/2009 .........................         331,227
                                                                   ------------

              Decatur, AL, Water Rev.,
   100,000      5.00%, due 05/01/2014 .........................         107,579
                                                                   ------------

              Dothan, AL, GO,
   500,000      5.50%, due 09/01/2014 .........................         561,350
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Fairhope, AL, Utilities Rev.,
$  200,000      5.10%, due 12/01/2008 .........................    $    204,616
                                                                   ------------

              Fairhope, AL, Warrants,
   200,000      4.00%, due 06/01/2009 .........................         211,976
   295,000      5.10%, due 06/01/2014 .........................         319,379
                                                                   ------------
                                                                        531,355
                                                                   ------------
              Florence, AL, School Warrants,
   200,000      5.00%, due 09/01/2008 .........................         207,066
   200,000      4.65%, due 12/01/2012 .........................         213,702
   400,000      5.75%, due 09/01/2015 .........................         441,024
                                                                   ------------
                                                                        861,792
                                                                   ------------
              Foley, AL, Utilities Board, Rev.,
   500,000      4.00%, due 11/01/2007 .........................         536,315
                                                                   ------------

              Greenville, AL, GO,
   300,000      5.10%, due 12/01/2009 .........................         335,301
                                                                   ------------

              Homewood, AL, Board of Education, Capital
              Outlay Warrants,
   300,000      4.00%, due 02/01/2007 .........................         319,434
                                                                   ------------

              Homewood, AL, GO,
   500,000      5.00%,due 09/01/2014 (a) ......................         543,000
                                                                   ------------

              Hoover, AL, Board of Education, Special Tax,
   300,000      3.00%, due 02/15/2006 .........................         310,071
   400,000      6.00%, due 02/15/2006, prerefunded
                02/15/2004 @ 102 ..............................         425,012
                                                                   ------------
                                                                        735,083
                                                                   ------------
              Houston Co., AL, GO,
   300,000      5.60%, due 10/15/2014 .........................         339,855
                                                                   ------------

              Huntsville, AL, Electric Systems, Rev.,
   250,000      4.80%, due 12/01/2012 .........................         267,548
                                                                   ------------

              Huntsville, AL, GO,
   200,000      4.50%, due 08/01/2007 .........................         217,896
   300,000      5.40%, due 02/01/2010 .........................         323,382
   500,000      5.00%, due 08/01/2011 .........................         552,945
   250,000      5.25%, due 11/01/2011 .........................         277,490
                                                                   ------------
                                                                      1,371,713
                                                                   ------------
              Huntsville, AL, Water Systems, Rev.,
   150,000      5.15%, due 05/01/2004 .........................         153,489
   300,000      4.00%, due 05/01/2005 (a) .....................         315,450
   150,000      5.25%, due 05/01/2005 .........................         153,504
   200,000      4.70%, due 11/01/2013 .........................         210,646
                                                                   ------------
                                                                        833,089
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Jefferson Co., AL, Board of Education,
              Capital Outlay Warrants,
$  300,000      5.70%, due 02/15/2011, prerefunded
                02/15/2005 @ 102 ..............................    $    330,009
                                                                   ------------

              Jefferson Co., AL, GO Unlimited Warrants,
   100,000      5.00%, due 04/01/2004 .........................         102,065
                                                                   ------------

              Jefferson Co., AL, Sewer Rev.,
    50,000      5.50%, due 09/01/2003, ETM ....................          50,915
   300,000      5.75%, due 09/01/2005, prerefunded
                09/01/2003 @ 101 ..............................         308,790
                                                                   ------------
                                                                        359,705
                                                                   ------------
              Lee Co., AL, GO,
   300,000      5.50%, due 02/01/2007 .........................         327,123
                                                                   ------------

              Madison, AL, Warrants,
   325,000      5.55%, due 04/01/2007 .........................         356,671
   200,000      4.40%, due 02/01/2011 .........................         211,072
   400,000      4.85%, due 02/01/2013 .........................         426,264
                                                                   ------------
                                                                        994,007
                                                                   ------------
              Madison Co., AL, Board of Education, Capital
              Outlay Tax Antic. Warrants,
   175,000      5.20%, due 09/01/2004, ETM ....................         185,012
   400,000      5.20%, due 03/01/2011 .........................         444,248
   250,000      5.10%, due 09/01/2011 .........................         273,583
                                                                   ------------
                                                                        902,843
                                                                   ------------
              Mobile, AL, GO,
   180,000      5.75%, due 02/15/2016, prerefunded
                02/15/2006 @ 102 ..............................         203,940
   275,000      6.20%, due 02/15/2007, ETM ....................         315,829
                                                                   ------------
                                                                        519,769
                                                                   ------------
              Mobile, AL, Water & Sewer Commissioners, Rev.,
   200,000      5.00%, due 01/01/2013 .........................         208,534
                                                                   ------------

              Mobile Co., AL, Board of School Commissioners
              Capital Outlay Warrants,
   400,000      5.00%, due 03/01/2008 .........................         421,104
                                                                   ------------

              Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000      3.55%, due 02/01/2009 .........................         255,230
                                                                   ------------

              Mobile Co., AL, Warrants,
   300,000      5.00%, due 02/01/2006 .........................         326,481
   200,000      5.40%, due 08/01/2013 .........................         222,816
                                                                   ------------
                                                                        549,297
                                                                   ------------
              Montgomery, AL, GO,
   500,000      5.10%, due 10/01/2008 .........................         555,205
   300,000      5.00%, due 11/01/2015 .........................         323,304
                                                                   ------------
                                                                        878,509
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Montgomery, AL, Waterworks & Sanitation, Rev.,
$  500,000      5.00%, due 09/01/2008 .........................    $    559,370
   400,000      5.60%, due 09/01/2009 .........................         451,668
                                                                   ------------
                                                                      1,011,038
                                                                   ------------
              Montgomery Co., AL, GO,
   300,000      3.00%, due 11/01/2006 .........................         311,514
                                                                   ------------

              Mountain Brook, AL, City Board of Education,
              Capital Outlay Warrants,
   405,000      4.80%, due 02/15/2011 .........................         432,317
                                                                   ------------

              Muscle Shoals, AL, GO,
   400,000      5.60%, due 08/01/2010 .........................         447,888
                                                                   ------------

              Opelika, AL, GO,
   100,000      5.30%, due 07/01/2003 .........................         101,046
                                                                   ------------

              Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000      4.35%, due 08/01/2011 .........................         209,320
                                                                   ------------

              Shelby Co., AL, Board of Education, GO Warrants,
   315,000      4.75%, due 02/01/2009 .........................         345,382
                                                                   ------------

   500,000    Shelby Co., AL, Board of Education, Rev. Warrants,
                4.80%, due 02/01/2011 .........................         538,585
                                                                   ------------

              Trussville, AL, Warrants,
   400,000      4.30%, due 10/01/2010 .........................         427,068
                                                                   ------------

              Tuscaloosa, AL, Board of Education, GO,
   100,000      5.10%, due 02/01/2004 .........................         103,299
   300,000      4.625%, due 08/01/2008 ........................         321,528
                                                                   ------------
                                                                        424,827
                                                                   ------------
              Tuscaloosa, AL, Board of Education,
              Special Tax Warrants,
   300,000      4.85%, due 02/15/2013 .........................         320,112
                                                                   ------------

              Tuscaloosa, AL, GO Warrants,
   500,000      5.45%, due 01/01/2014 .........................         555,415
                                                                   ------------

              Tuscaloosa Co., AL, GO Warrants,
   425,000      4.30%, due 10/01/2009 .........................         458,269
                                                                   ------------

              University of Alabama, AL, Hospital Board, Rev.,
   400,000      5.00%, due 10/01/2014 .........................         407,996
                                                                   ------------

              University of Alabama, AL, Series A, Rev.,
   400,000      5.25%, due 06/01/2010 .........................         445,352
   100,000      5.375%, due 06/01/2013 ........................         110,871
                                                                   ------------
                                                                        556,223
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
              ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE    OBLIGATION (GO) BONDS -- 97.1% (Continued)              VALUE
--------------------------------------------------------------------------------
              Vestavia Hills, AL, Warrants,
$  125,000      4.90%, due 04/01/2005 .........................    $    131,691
   565,000      5.00%, due 02/01/2012 .........................         621,585
                                                                   ------------
                                                                        753,276
                                                                   ------------
              TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $31,660,264) ........    $ 33,713,392
                                                                   ------------

================================================================================
    SHARES    MONEY MARKETS -- 3.7%                                   VALUE
================================================================================
 1,307,689    First American Tax-Free Obligation Fund -
              Class S (Cost $1,307,689) .......................    $  1,307,689
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 100.8%
              (Cost $32,967,953) ..............................    $ 35,021,081

              LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.8%) ..        (292,529)
                                                                   ------------

              NET ASSETS-- 100.0% .............................    $ 34,728,552
                                                                   ============

(a)  When-issued security.

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price.

Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book and tax basis of distributions for the years ended March 31, 2003 and 2002.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income(earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                     Government      Government     Alabama Tax
                                   Street Equity    Street Bond      Free Bond
                                        Fund            Fund            Fund
--------------------------------------------------------------------------------
Undistributed Ordinary Income ..    $     3,698     $     5,692     $        --
Capital Loss Carryforwards .....     (2,862,276)     (1,041,038)       (167,203)
Other Losses ...................       (102,746)       (186,769)             --
Unrealized Appreciation ........      6,255,457       2,756,220       2,008,169
                                    -----------     -----------     -----------
Total Distributable Earnings ...    $ 3,294,133     $ 1,534,105     $ 1,840,966
                                    ===========     ===========     ===========
--------------------------------------------------------------------------------

As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in the future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund                $   277,085        2009
                                               2,585,191        2011
                                             -----------
                                             $ 2,862,276
                                             ===========
--------------------------------------------------------------------------------
Government Street Bond Fund                  $   106,397        2004
                                                 129,539        2005
                                                 126,569        2006
                                                 106,011        2007
                                                 220,187        2008
                                                 195,097        2009
                                                  87,182        2010
                                                  70,056        2011
                                             -----------
                                             $ 1,041,038
                                             ===========
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                   $   108,458        2004
                                                     347        2007
                                                  58,398        2009
                                             -----------
                                             $   167,203
                                             ===========
--------------------------------------------------------------------------------

In addition, The Government Street Equity Fund and The Government Street Bond had net realized capital losses of $102,746 and $186,769, respectively, during the period November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2004. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2003, The Government Street Bond Fund reclassified accumulated net realized losses of $64,123 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
capital loss carryforwards. Such reclassification has no effect on the Fund's net assets or net asset value per share.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2003:

--------------------------------------------------------------------------------
                                  GOVERNMENT       GOVERNMENT         ALABAMA
                                    STREET           STREET          TAX FREE
                                  EQUITY FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation    $ 21,837,663     $  2,916,973     $  2,010,880
Gross unrealized depreciation     (15,582,206)        (160,753)          (2,711)
                                 ------------     ------------     ------------
Net unrealized appreciation .    $  6,255,457     $  2,756,220     $  2,008,169
                                 ============     ============     ============

Federal income tax cost .....    $ 81,511,156     $ 56,432,432     $ 33,012,912
                                 ============     ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,994,156 and $10,971,672, respectively, for The Government Street Equity Fund, $24,253,707 and $20,614,494, respectively, for The Government Street Bond Fund, and $5,641,128 and $2,956,100, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $13,765 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2003.

Certain Trustees and officers of the Trust are also officers of the Adviser.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003 (CONTINUED)
================================================================================
MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; ..125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 2003

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                 POSITION HELD       LENGTH OF
TRUSTEE                       ADDRESS                  AGE       WITH THE TRUST      TIME SERVED
---------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road     66       Chairman            Since
                              Manakin-Sabot, VA                  and Trustee         June 1991

*Austin Brockenbrough III     1802 Bayberry Court       66       Trustee             Since
                              Suite 400                                              September 1988
                              Richmond, VA

*John T. Bruce                800 Main Street           49       Trustee             Since
                              Lynchburg, VA                                          September 1988

*Richard Mitchell             150 Government Street     53       Trustee             Since
                              Mobile, AL                         and President       June 1991

J. Finley Lee                 200 Westminster Drive     63       Trustee             Since
                              Chapel Hill, NC                                        September 1988

Richard L. Morrill            University of Richmond    63       Trustee             Since
                              Richmond, VA                                           March 1993

Harris V. Morrissette         100 Jacintoport Blvd      43       Trustee             Since
                              Saraland, AL                                           March 1993

Erwin H. Will, Jr.            47 Willway Avenue         70       Trustee             Since
                              Richmond, VA                                           July 1997

Samuel B. Witt III            2300 Clarendon Blvd       67       Trustee             Since
                              Suite 407                                              November 1988
                              Arlington, VA

Timothy S. Healey             600 Luckie Drive          50       Vice President      Since
                              Suite 305                          of The Alabama      January 1995
                              Birmingham, AL                     Tax Free
                                                                 Bond Fund

Robert G. Dorsey              135 Merchant Street       46       Vice President      Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

Mark J. Seger                 135 Merchant Street       41       Treasurer           Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

John F. Splain                135 Merchant Street       46       Secretary           Since
                              Suite 230                                              November 2000
                              Cincinnati, OH

================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Richard Mitchell is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1125.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, The Alabama Tax-Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2003 as "exempt-interest dividends."

================================================================================

                          THE GOVERNMENT STREET FUNDS
                          ---------------------------
                              No Load Mutual Funds

                          INVESTMENT ADVISER
                          T. Leavell & Associates, Inc.
                          150 Government Street
                          Post Office Box 1307
                          Mobile, AL 36633

                          ADMINISTRATOR
                          Ultimus Fund Solutions, LLC
                          P.O. Box 46707
                          Cincinnati, OH 45246-0707
                          1-866-738-1125

                          LEGAL COUNSEL
                          Sullivan & Worcester LLP
                          One Post Office Square
                          Boston, MA 02109

                          BOARD OF TRUSTEES
                          Richard Mitchell, President
                          Austin Brockenbrough, III
                          John T. Bruce
                          Charles M. Caravati, Jr.
                          J. Finley Lee, Jr.
                          Richard L. Morrill
                          Harris V. Morrissette
                          Erwin H. Will, Jr.
                          Samuel B. Witt, III

                          PORTFOLIO MANAGERS
                          Thomas W. Leavell,
                             The Government Street Equity Fund
                          Mary Shannon Hope,
                             The Government Street Bond Fund
                          Timothy S. Healey,
                             The Alabama Tax Free Bond Fund

================================================================================

ITEM 2. CODE OF ETHICS.

Not required

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not required

(b)  Not required

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
               ------------------------------------------------

By (Signature and Title)*  /s/ John F. Splain
                           ------------------------------------
                           John F. Splain, Secretary

Date      May 26, 2003
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John M. Flippin
                           ------------------------------------
                           John M. Flippin, President (FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund)

Date      May 26, 2003
     -----------------------


By (Signature and Title)*  /s/ Richard Mitchell
                           ------------------------------------
                           Richard Mitchell, President (The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund)

Date      May 26, 2003
     -----------------------


By (Signature and Title)*  /s/ Charles M. Caravati III
                           ------------------------------------
                           Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund)

Date      May 26, 2003
     -----------------------


By (Signature and Title)*  /s/ Beth Ann Gustafson
                           ------------------------------------
                           Beth Ann Gustafson, President (The Jamestown Tax Exempt Virginia Fund)

Date      May 28, 2003
     -----------------------


By (Signature and Title)*  /s/ Joseph L. Antrim III
                           ------------------------------------
                           Joseph L. Antrim III, President (The Davenport Equity Fund)

Date      May 28, 2003
     -----------------------


By (Signature and Title)*  /s/ Mark J. Seger
                           ------------------------------------
                           Mark J. Seger, Treasurer

Date      May 28, 2003
     -----------------------

* Print the name and title of each signing officer under his or her signature.